                                                                  EXECUTION COPY











                         POOLING AND SERVICING AGREEMENT
                            Dated as of March 1, 1996


                    Bankers Trust Company of California, N.A.
                                    (Trustee)

                                       and

               Prudential Securities Secured Financing Corporation
                                   (Depositor)

                                       and

                      Home Loan and Investment Bank, F.S.B.
                                   (Servicer)


        Prudential Securities Secured Financing Corporation Trust 1996-1

                       Mortgage Pass-Through Certificates,
                                  Series 1996-1
                   Class A-1, Class A-2, Class A-3 and Class R
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                                TABLE OF CONTENTS


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
ARTICLE I.      DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

         ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         AGGREGATE CLASS A SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         ASSIGNMENT OF MORTGAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         AUTHORIZED DENOMINATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         BALLOON LOAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         BASE SPREAD ACCOUNT REQUIREMENT  . . . . . . . . . . . . . . . . . . . . . . . . .    3
         BUSINESS DAY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         CAPTURE DELINQUENCY TRIGGER EVENT  . . . . . . . . . . . . . . . . . . . . . . . .    3
         CAPTURE LOSS TRIGGER EVENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CERTIFICATE ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CERTIFICATEHOLDER or HOLDER  . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CERTIFICATE INSURANCE POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CERTIFICATE INSURER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CERTIFICATE INSURER DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CERTIFICATE REGISTER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CIVIL RELIEF ACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         CIVIL RELIEF ACT INTEREST SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . .    4
         CLASS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A AVAILABLE FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A AVAILABLE INTEREST AMOUNT  . . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A AVAILABLE REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A CERTIFICATE INSURANCE POLICY . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A CERTIFICATEHOLDER  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A INSURED PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A PRINCIPAL REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . . .    5
         CLASS A REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         CLASS A WEIGHTED AVERAGE PASS-THROUGH RATE . . . . . . . . . . . . . . . . . . . .    6
         CLASS A-1 CARRY-FORWARD AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         CLASS A-1 INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . . . . . . . . . .    6
         CLASS A-1 NON-REDUCED INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . . . .    6
         CLASS A-1 PASS-THROUGH RATE  . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         CLASS A-1 POOL FACTOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         CLASS A-1 PRINCIPAL BALANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         CLASS A-1 PRINCIPAL REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . .    7
         CLASS A-1 PRINCIPAL SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         CLASS A-1 REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         CLASS A-2 CARRY-FORWARD AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         CLASS A-2 INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . . . . . . . . . .    7
         CLASS A-2 NON-REDUCED INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . . . .    7
         CLASS A-2 PASS-THROUGH RATE  . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         CLASS A-2 POOL FACTOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8


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         CLASS A-2 PRINCIPAL BALANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         CLASS A-2 PRINCIPAL REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . .    8
         CLASS A-2 PRINCIPAL SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         CLASS A-2 REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         CLASS A-3 CARRY-FORWARD AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         CLASS A-3 INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . . . . . . . . . .    8
         CLASS A-3 NON-REDUCED INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . . . .    9
         CLASS A-3 PASS-THROUGH RATE  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS A-3 PERCENTAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS A-3 POOL FACTOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS A-3 PRINCIPAL BALANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS A-3 PRINCIPAL REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS A-3 PRINCIPAL SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS A-3 REMITTANCE AMOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS R CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLASS R CERTIFICATEHOLDER  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLEAN-UP CALL DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CLOSING DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         CODE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         COMBINED LOAN-TO-VALUE RATIO or CLTV . . . . . . . . . . . . . . . . . . . . . . .    9
         COMBINED PERCENTAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         COMMISSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         COMPENSATING INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         CURTAILMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         CUT-OFF DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         DEBT SERVICE REDUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         DEFICIENT VALUATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         DELETED MORTGAGE LOAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         DELINQUENCY TRIGGER EVENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         DELIVER OR DELIVERY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         DEPOSITOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         DEPOSITORY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         DETERMINATION DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         DIRECT PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         DUE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         DUE PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         ELIGIBLE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         EVENT OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         EXCESS PROCEEDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         EXCESS SPREAD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         FHLMC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         FIDELITY BOND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         FINAL SCHEDULED REMITTANCE DATE  . . . . . . . . . . . . . . . . . . . . . . . . .   12
         FIRST LIEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         I & I AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         I & I EVENT OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         I & I PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12


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         INDIRECT PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         INSURANCE AND INDEMNITY AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . .   12
         INSURANCE PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         INSURED PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         LIQUIDATED MORTGAGE LOAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         LIQUIDATION LOAN LOSSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         LIQUIDATION PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         LOAN LOSSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         LOSS TRIGGER EVENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         MAJORITY CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         MATURITY DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         MONTHLY ADVANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         MONTHLY EXCESS SPREAD AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MONTHLY PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MOODY'S  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE FILE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE IMPAIRMENT INSURANCE POLICY . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE INTEREST RATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE LOAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE LOAN INTEREST SHORTFALL . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE LOAN SCHEDULE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         MORTGAGE NOTE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         MORTGAGED PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         MORTGAGED PROPERTY STATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         MORTGAGOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         1994-4 POOLING AND SERVICING AGREEMENT . . . . . . . . . . . . . . . . . . . . . .   15
         NET LIQUIDATION PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         NET SIMPLE INTEREST EXCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         NET SIMPLE INTEREST SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         NONRECOVERABLE ADVANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         OFFICER'S CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         OPINION OF COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         ORIGINAL CLASS A-1 PRINCIPAL BALANCE . . . . . . . . . . . . . . . . . . . . . . .   16
         ORIGINAL CLASS A-2 PRINCIPAL BALANCE . . . . . . . . . . . . . . . . . . . . . . .   16
         ORIGINAL CLASS A-3 PRINCIPAL BALANCE . . . . . . . . . . . . . . . . . . . . . . .   16
         ORIGINAL POOL PRINCIPAL BALANCE  . . . . . . . . . . . . . . . . . . . . . . . . .   16
         ORIGINATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         OWNERSHIP INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         OWNER-OCCUPIED MORTGAGED PROPERTY  . . . . . . . . . . . . . . . . . . . . . . . .   16
         PASS-THROUGH RATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         PERCENTAGE INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         PERMITTED INSTRUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         PERMITTED TRANSFEREE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         PERSON . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         PLEDGE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         POOL PRINCIPAL BALANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         PREMIUM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         PREMIUM PERCENTAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         PREMIUM SIDE LETTER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
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         PREPAYMENT ASSUMPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         PREPAYMENT INTEREST SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         PRINCIPAL BALANCE   . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .   18
         PRINCIPAL PREPAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         PROSPECTUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         PROSPECTUS SUPPLEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         PURCHASE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         QUALIFIED MORTGAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         QUALIFIED SUBSTITUTE MORTGAGE LOAN . . . . . . . . . . . . . . . . . . . . . . . .   19
         RATING AGENCY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         RECORD DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         REIMBURSABLE AMOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         RELEASED MORTGAGED PROPERTY PROCEEDS . . . . . . . . . . . . . . . . . . . . . . .   20
         REMAINDER EXCESS SPREAD AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REMIC    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REMIC CHANGE OF LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REMIC PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REMIC TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REMITTANCE DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REPRESENTATION LETTER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REO DISPOSITION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         REO PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         RESIDENTIAL DWELLING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         RESIDUAL TRUST FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         RESPONSIBLE OFFICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SERIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SERVICER EMPLOYEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SERVICING ADVANCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SERVICING COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SERVICING FEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SERVICING FEE RATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SERVICING OFFICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SIMPLE INTEREST EXCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SIMPLE INTEREST EXCESS SUB-ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . .   22
         SIMPLE INTEREST LOAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SIMPLE INTEREST QUALIFYING LOAN  . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SIMPLE INTEREST SHORTFALL  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SPREAD ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SPREAD ACCOUNT EXCESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         S&P  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         STARTUP DAY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         SUBSERVICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         SUBSERVICING AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         SUBSTITUTION ADJUSTMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         TAX MATTERS PERSON . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         TAX MATTERS PERSON RESIDUAL INTEREST . . . . . . . . . . . . . . . . . . . . . . .   23
         TAX RETURN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         TOTAL CLASS A INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . . . . . . . .   23
         TOTAL CLASS A NON-REDUCED INTEREST REMITTANCE AMOUNT . . . . . . . . . . . . . . .   23

                                                                                            Page

         TRANSFER . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .  23
         TRANSFEREE  . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .   23
         TRANSFEROR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRIGGER EVENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUST CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUST CERTIFICATE ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUST CERTIFICATEHOLDER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUSTEE'S MORTGAGE FILE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUSTEE'S REMITTANCE REPORT  . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         TRUST FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         UNITED STATES PERSON . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         UNRECOVERED CLASS A PORTION  . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

ARTICLE II.     ESTABLISHMENT OF THE TRUSTS; SALE AND
                CONVEYANCE OF THE TRUST FUND; CONVEYANCE OF PROPERTY
         CONSTITUTING THE INITIAL RESIDUAL TRUST FUND   . . . . . . . . . . . . . . . . . .   26

         Section 2.01      Sale and Conveyance of Trust Fund; Priority and
                           Subordination of Ownership Interests; Establishment of the
                           Trust; Possession of Mortgage Files  . . . . . . . . . . . . . .   26
         Section 2.02      Delivery of Mortgage Loan Documents  . . . . . . . . . . . . . .   27
         Section 2.03      Acceptance by Trustee of the Trust Fund; Certain
                           Substitutions; Certification by Trustee  . . . . . . . . . . . .   28
         Section 2.04      Designations under REMIC Provisions; Designation of Startup
                           Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         Section 2.05      Execution of Certificates  . . . . . . . . . . . . . . . . . . .   30
         Section 2.06      Application of Principal and Interest  . . . . . . . . . . . . .   30
         Section 2.07      Conveyance of Property to the Residual Trust Fund  . . . . . . .   30
         Section 2.08      Acceptance by Trustee  . . . . . . . . . . . . . . . . . . . . .   30
         Section 2.09      Execution of Trust Certificate . . . . . . . . . . . . . . . . .   31

ARTICLE III.    REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . .   32

         Section 3.01      Representations of the Servicer  . . . . . . . . . . . . . . . .   32
         Section 3.02      Representations, Warranties and Covenants of the Depositor . . .   33
         Section 3.03      Purchase and Substitution  . . . . . . . . . . . . . . . . . . .   35

ARTICLE IV.     THE CERTIFICATES; THE TRUST CERTIFICATE   . . . . . . . . . . . . . . . . .   37

         Section 4.01      The Certificates . . . . . . . . . . . . . . . . . . . . . . . .   37
         Section 4.02      Registration of Transfer and Exchange of Certificates  . . . . .   37
         Section 4.03      The Trust Certificate  . . . . . . . . . . . . . . . . . . . . .   42
         Section 4.04      Mutilated, Destroyed, Lost or Stolen Certificates and Trust
                           Certificates . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         Section 4.05      Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . .   43

                                                                                            Page

ARTICLE V.      ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS  . . . . . . . . . . . .   44

         Section 5.01      Duties of the Servicer; Subservicing Agreements  . . . . . . . .   44
         Section 5.02      Liquidation of Mortgage Loans  . . . . . . . . . . . . . . . . .   46
         Section 5.03      Establishment of Accounts; Deposits To, and Transfer
                           Among, the Accounts  . . . . . . . . . . . . . . . . . . . . . .   47
         Section 5.04      Permitted Withdrawals From the Certificate Account . . . . . . .   48
         Section 5.05      Payment of Taxes, Insurance and Other Charges  . . . . . . . . .   49
         Section 5.06      Transfer of Accounts: Monthly Statements . . . . . . . . . . . .   49
         Section 5.07      Maintenance of Hazard Insurance  . . . . . . . . . . . . . . . .   49
         Section 5.08      Maintenance of Mortgage Impairment Insurance Policy  . . . . . .   50
         Section 5.09      Fidelity Bond  . . . . . . . . . . . . . . . . . . . . . . . . .   51
         Section 5.10      Title, Management and Disposition of REO Property  . . . . . . .   51
         Section 5.11      Collection of Certain Mortgage Loan Payments . . . . . . . . . .   52
         Section 5.12      Access to Certain Documentation and Information Regarding
                           the Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . .   53
         Section 5.13      Superior Liens . . . . . . . . . . . . . . . . . . . . . . . . .   53
         Section 5.14      Nonrecoverable Advances  . . . . . . . . . . . . . . . . . . . .   54

ARTICLE VI      PAYMENTS TO THE CERTIFICATEHOLDERS
                AND THE TRUST CERTIFICATEHOLDER     . . . . . . . . . . . . . . . . . . . .   55

         Section 6.01      Establishment of Simple Interest Excess Sub-Account;
                           Deposits in Simple Interest Excess Sub-Account   . . . . . . . .   55
         Section 6.02      25Permitted Withdrawals from the Simple Interest Excess
                           Sub-Account  . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         Section 6.03      No Liability for Early Repayment . . . . . . . . . . . . . . . .   55
         Section 6.04      Investment of Accounts . . . . . . . . . . . . . . . . . . . . .   56
         Section 6.05      Priority and Subordination of Distributions  . . . . . . . . . .   57
         Section 6.06      Failure to Make Insured Payment  . . . . . . . . . . . . . . . .   60
         Section 6.07      Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         Section 6.08      Advances by the Servicer . . . . . . . . . . . . . . . . . . . .   64
         Section 6.09      Compensating Interest  . . . . . . . . . . . . . . . . . . . . .   64
         Section 6.10      Reports of Foreclosure and Abandonment of Mortgaged
                           Property . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         Section 6.11      Establishment of Spread Account; Deposits in Spread
                           Account; Permitted Withdrawals from Spread Account  . . . . . .    65
         Section 6.12      Administration of the Residual Trust Fund  . . . . . . . . . . .   66

ARTICLE VII     GENERAL SERVICING PROCEDURE   . . . . . . . . . . . . . . . . . . . . . . .   67

         Section 7.01      Assumption Agreements  . . . . . . . . . . . . . . . . . . . . .   67
         Section 7.02      Satisfaction of Mortgages and Release of Mortgage Files  . . . .   67
         Section 7.03      Servicing Compensation . . . . . . . . . . . . . . . . . . . . .   69
         Section 7.04      Annual Statement as to Compliance  . . . . . . . . . . . . . . .   69
         Section 7.05      Annual Independent Public Accountants' Servicing Report  . . . .   69
         Section 7.06      Certificateholder's, Trustee's and Certificate Insurer's Right
                           to Examine Servicer Records  . . . . . . . . . . . . . . . . . .   70
         Section 7.07      Optional Purchase of Defaulted Mortgage Loans  . . . . . . . . .   70

                                                                                              Page


ARTICLE VIII    REPORTS TO BE PROVIDED BY SERVICER  . . . . . . . . . . . . . . . . . . . . .   71

         Section 8.01      Financial Statements . . . . . . . . . . . . . . . . . . . . . . .   71

ARTICLE IX           THE SERVICER   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

         Section 9.01      Indemnification; Third Party Claims  . . . . . . . . . . . . . . .   72
         Section 9.02      Merger or Consolidation of the Servicer  . . . . . . . . . . . . .   72
         Section 9.03      Limitation on Liability of the Servicer and Others . . . . . . . .   73
         Section 9.04      Servicer Not to Resign . . . . . . . . . . . . . . . . . . . . . .   73

ARTICLE X            DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74

         Section 10.01     Events of Default  . . . . . . . . . . . . . . . . . . . . . . . .   74
         Section 10.02     Trustee to Act: Appointment of Successor . . . . . . . . . . . . .   75
         Section 10.03     Waiver of Defaults . . . . . . . . . . . . . . . . . . . . . . . .   77
         Section 10.04     Rights of the Certificate Insurer to Exercise Rights of Class A
                           Certificateholders . . . . . . . . . . . . . . . . . . . . . . . .   77
         Section 10.05     Trustee To Act Solely with Consent of the Certificate Insurer  . .   78
         Section 10.06     Mortgage Loans, Trust Fund and Accounts Held for Benefit
                           of the Certificate Insurer   . . . . . . . . . . . . . . . . . . .   78
         Section 10.07     Certificate Insurer Default  . . . . . . . . . . . . . . . . . . .   79

ARTICLE XI           TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80

         Section 11.01     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
         Section 11.02     Additional Termination Requirements  . . . . . . . . . . . . . . .   81
         Section 11.03     Accounting Upon Termination of Servicer  . . . . . . . . . . . . .   82

ARTICLE XII     THE TRUSTEE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84

         Section 12.01     Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . .   84
         Section 12.02     Certain Matters Affecting the Trustee  . . . . . . . . . . . . . .   89
         Section 12.03     Trustee Not Liable for Certificates or Mortgage Loans  . . . . . .   90
         Section 12.04     Trustee May Own Certificates . . . . . . . . . . . . . . . . . . .   90
         Section 12.05     Trustee's Fees and Expenses  . . . . . . . . . . . . . . . . . . .   90
         Section 12.06     Eligibility Requirements for Trustee . . . . . . . . . . . . . . .   91
         Section 12.07     Resignation and Removal of the Trustee . . . . . . . . . . . . . .   91
         Section 12.08     Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . .   92
         Section 12.09     Merger or Consolidation of Trustee . . . . . . . . . . . . . . . .   93
         Section 12.10     Appointment of Co-Trustee or Separate Trustee  . . . . . . . . . .   93
         Section 12.11     Tax Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . .   94
         Section 12.12     Reports to the Securities and Exchange Commission  . . . . . . . .   94
         Section 12.13     Retirement of Certificates . . . . . . . . . . . . . . . . . . . .   94

ARTICLE XIII    MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .   95

         Section 13.01     Acts of Certificateholders . . . . . . . . . . . . . . . . . . . .   95
         Section 13.02     Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         Section 13.03     Recordation of Agreement . . . . . . . . . . . . . . . . . . . . .   96

                                                                                              Page

         Section 13.04     Duration of Agreement  . . . . . . . . . . . . . . . . . . . . . .   96
         Section 13.05     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         Section 13.06     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         Section 13.07     Severability of Provisions . . . . . . . . . . . . . . . . . . . .   97
         Section 13.08     No Partnership . . . . . . . . . . . . . . . . . . . . . . . . . .   97
         Section 13.09     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
         Section 13.10     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . .   97
         Section 13.11     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
         Section 13.12     The Certificate Insurer  . . . . . . . . . . . . . . . . . . . . .   97
         Section 13.13     Third Party Beneficiary  . . . . . . . . . . . . . . . . . . . . .   97
         Section 13.14     Limitation on Rights of the Trust Certificateholder. . . . . . . .   98
         Section 13.15     Transfer of Trust Certificate  . . . . . . . . . . . . . . . . . .   98

                                    EXHIBITS


EXHIBIT A       CONTENTS OF MORTGAGE FILE
EXHIBIT B-1     FORM OF CLASS A-1 CERTIFICATE
EXHIBIT B-2     FORM OF CLASS A-2 CERTIFICATE
EXHIBIT B-3     FORM OF CLASS A-3 CERTIFICATE
EXHIBIT B-4     FORM OF CLASS R CERTIFICATE
EXHIBIT C       FORM OF TRUST CERTIFICATE
EXHIBIT D-1     RESERVED
EXHIBIT D-2     RESERVED
EXHIBIT D-3     RESERVED
EXHIBIT E-1     FORM OF TRUSTEE INITIAL CERTIFICATION
EXHIBIT E-2     FORM OF TRUSTEE INTERIM CERTIFICATION
EXHIBIT F       FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT G       MORTGAGE LOAN SCHEDULE
EXHIBIT H       REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT I       TRANSFER AFFIDAVIT AND AGREEMENT
EXHIBIT I-1     FORM OF TRANSFER CERTIFICATION
EXHIBIT J       FORM OF CLASS A NOTICE
EXHIBIT K       FORM OF LIQUIDATION REPORT
EXHIBIT L       FORM OF DELINQUENCY REPORT
EXHIBIT M       CLASS A CERTIFICATE INSURANCE POLICY
EXHIBIT N       FORM OF ERISA INVESTMENT REPRESENTATION LETTER
EXHIBIT O       INFORMATION TO BE CONTAINED ON MAGNETIC TAPE

                Pooling and Servicing Agreement relating to Prudential Securities Secured Financing Corporation Trust 1996-1, dated as of March 1, 1996, among Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor") and Home Loan and Investment Bank, F.S.B., as Servicer (the "Servicer").


                              PRELIMINARY STATEMENT

                The Depositor wishes to establish a trust which provides for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate. In order to facilitate the servicing of certain Mortgage Loans by the Servicer, the Servicer and the Depositor are entering into this Agreement with the Trustee. The Originator is transferring the Mortgage Loans to the Depositor pursuant to the Purchase Agreement and the Depositor is transferring the Mortgage Loans to the Trustee for the benefit of the Certificateholders and the Certificate Insurer under this Agreement, pursuant to which four classes of Certificates are being issued, denominated on the face thereof as Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R, respectively, representing in the aggregate a 100% undivided ownership interest in the Mortgage Loans. The Mortgage Loans have an aggregate outstanding principal balance of $54,103,729.22, as of the Cut-Off Date, after application of payments received by the Originator on or before such date. The Class A-1 Pass-Through Rate will be 6.300% per annum, the Class A-2 Pass-Through Rate will be 7.225% per annum, or as otherwise provided under the definition of "Class A-2 Pass- Through Rate" herein, and the Class A-3 Pass-Through Rate will be 7.175% per annum, or as otherwise provided under the definition of "Class A-3 Pass-Through Rate" herein. As provided herein, the Class R Certificates are subordinated to the Class A Certificates to the extent described herein. As provided herein, the Trustee will elect that the segregated pool of assets subject to this Agreement (consisting of, among other things, the Mortgage Loans) will be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a "REMIC"). The Class A Certificates will be "regular interests" and the Class R Certificates will be the single class of "residual interest" in the REMIC, for purposes of the REMIC Provisions (as defined herein).

                The parties hereto agree as follows:

                The following table sets forth the designation, type, Pass-Through Rate, aggregate Cut-Off Date Principal Balance and Maturity Date for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                                                         Aggregate
                                                                       Cut-Off Date
                                                                         Principal
                                                   Pass-Through         Balance of
      Designation               Type                   Rate             Certificate         Maturity Date

       Class A-1               Senior                 6.300%         $10,373,000         May 15, 2006
       Class A-2               Senior                 7.225%         $20,730,000         August 15, 2026
       Class A-3               Senior                 7.175%         $23,000,000         August 15, 2026
        Class R               Residual                 N/A                  N/A          August 15, 2026

    -------------------------------------
       1  For the first Remittance Date

                                   ARTICLE I.

                                   DEFINITIONS

                Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to a Trust Fund evidenced by Mortgage Pass-Through Certificates, Series 1996-1, Class A- 1, Class A-2, Class A-3 and Class R. All calculations of interest pursuant to this Agreement (other than with respect to Simple Interest Loans) are based on a 360-day year consisting of twelve 30-day months.

                ACCOUNT: Each of the Certificate Account, the Simple
Interest Excess SubAccount and the Spread Account established by the Trustee and held in trust by the Trustee for the benefit of the Certificateholders.

                AGGREGATE CLASS A SHORTFALL: As of any Remittance Date, the excess of (i) the sum of (a) the Class A-1 Remittance Amount for such Remittance Date, (b) the Class A-2 Remittance Amount for such Remittance Date and (c) the Class A-3 Remittance Amount for such Remittance Date over (ii) the Class A Available Remittance Amount with respect to such Remittance Date.

                AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                ASSIGNMENT OF MORTGAGE: With respect to each Mortgage
Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

                AUTHORIZED DENOMINATIONS: Each of the Class A
Certificates is issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 and integral multiples of $1,000 in excess thereof; provided, however, that (i) one Class A-1 Certificate is issuable in a lesser amount representing the residual amount such that the aggregate denomination of all Class A-1 Certificates shall be equal to the Original Class A-1 Principal Balance, (ii) one Class A-2 Certificate is issuable in a lesser amount representing the residual amount such that the aggregate denomination of all Class A-2 Certificates shall be equal to the Original Class A-2 Principal Balance and (iii) one Class A-3 Certificate is issuable in a lesser amount representing the residual amount such that the aggregate denomination of all Class A-3 Certificates shall be equal to the Original Class A-3 Principal Balance.

                BALLOON LOAN: Loans originated with a stated maturity date earlier than the stated maturity date of a fully amortizing loan with the same terms, except for such maturity date and the amount of the final scheduled payment.

                BASE SPREAD ACCOUNT REQUIREMENT: As such amount may be reduced in accordance with the provisions hereof: (a) with respect to any Remittance Date occurring during the period commencing on the Startup Day and ending on the last day of the Due Period with respect to the Remittance Date occurring in March 1998, 1.5% of the Original Pool Principal Balance; and (b) with respect to each Remittance Date commencing on the later of April 15, 1998 and the date on which the aggregate outstanding principal balance is less than 50% of the Original Pool Principal Balance, the Base Spread Account Requirement will equal the amount that is the greatest of (i) 3% of the outstanding Pool Principal Balance of the Mortgage Loans as of the last day of the most recently ended Due Period and (ii) 1.5% of the Original Pool Principal Balance less the amount that is the product of (x) the amount (if any) by which 1.5% of the Original Pool Principal Balance exceeds 3% of the outstanding Pool Principal Balance of the Mortgage Loans as of the last day of the most recently ended Due Period and (y) a fraction, not to exceed 100%, the numerator of which is a whole number equal to the number of Remittance Dates, commencing on April 15, 1998, on which a Delinquency Trigger Event or a Loss Trigger Event did not occur, and the denominator of which is 24; provided, however, that upon the occurrence and continuance of a Capture Delinquency Trigger Event or a Capture Loss Trigger Event, on any Remittance Date the Base Spread Account Requirement shall equal the Base Spread Account Requirement on the previous Remittance Date plus the Monthly Excess Spread Amount for such Remittance Date; provided further, however, that the Base Spread Account Requirement shall not exceed the then outstanding Pool Principal Balance. Notwithstanding the foregoing, the minimum Base Spread Account Requirement shall not be less than the sum of (a) 0.50% of the Original Pool Principal Balance and (b) $24,410.

                BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of Rhode Island, New York or California are authorized or obligated by law or executive order to be closed.

                CAPTURE DELINQUENCY TRIGGER EVENT: A Capture Delinquency
Trigger Event will have occurred with respect to any Due Period if the average outstanding, principal balance of Mortgage Loans in the Trust Fund more than 60 days delinquent over the prior 6 months, each computed as of the first day of the related Due Period, is greater than or equal to 10% of the aggregate outstanding principal balance of the Mortgage Loans as of the first day of such Due Period. A Capture Delinquency Trigger Event will be deemed to have terminated as to any Remittance Date (subject to the reoccurrence of such event), if a Capture Delinquency Trigger Event shall not have occurred as of the first day of the most recently ended Due Period.

                CAPTURE LOSS TRIGGER EVENT: A Capture Loss Trigger Event will have occurred with respect to any Due Period (i) if as of the first day of such Due Period, the cumulative Loan Losses since the Cut-Off Date are greater than or equal to (A) if the first day of the Due Period is prior to April 15, 1997, 0.4% of the Original Pool Principal Balance, (B) if the first day of such Due Period is after April 15, 1997 and prior to April 15, 1998, 0.8% of the Original Pool Principal Balance, (C) if the first day of such Due Period is after April 15, 1998 and prior to April 15, 1999, 1.5% of the Original Pool Principal Balance, (D) if the first day of such Due Period is after April 15, 1999 and prior to April 15, 2000, 2.0% of the Original Pool Principal Balance or (E) if the first day of such Due Period is after April 15, 2000, 2.35% of the Original Pool Principal Balance or (ii) if in the 12-month period ending on the first day of such Due Period cumulative Loan Losses during such 12-month period are greater than or equal to 1.00% of the aggregate outstanding principal balance of the Mortgage Loans as of the first day of such 12-month period. A Capture Loss Trigger Event will be deemed to have terminated as to any Remittance Date (subject to the reoccurrence of such event), if a Capture Loss Trigger Event shall not have occurred as of the first day of the most recently ended Due Period.

                CERTIFICATE: Any Class A Certificate or Class R Certificate.

                CERTIFICATE ACCOUNT: As described in Section 5.03.

                CERTIFICATEHOLDER or HOLDER: Except as provided in Article X, each Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 13.02), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Servicer or any Subservicer or the Originator, or any affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's request, the Servicer and the Originator shall provide to the Trustee a notice identifying any of their respective affiliates or the affiliates of any Subservicer that is a Certificateholder as of the date(s) specified by the Trustee in such request.

                CERTIFICATE INSURANCE POLICY: The Class A Certificate Insurance Policy.

                CERTIFICATE INSURER: Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

                CERTIFICATE INSURER DEFAULT: The failure by the
Certificate Insurer to make a payment required under the Class A Certificate Insurance Policy in accordance with its terms.

                CERTIFICATE REGISTER: As described in Section 4.02.

                CIVIL RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                CIVIL RELIEF ACT INTEREST SHORTFALL: With respect to any Remittance Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan during the most recently ended calendar month is less than (ii) the sum of (a) one month's interest on the Principal Balance of such Mortgage Loan at the rate equal to the sum of the applicable

Pass-Through Rate and the Premium Percentage, plus (b) the aggregate Servicing Fee for such Mortgage Loan payable to the Servicer in such calendar month.

                CLASS: Collectively, Certificates bearing the same alphabetical designation (A-1, A-2, A-3 or R).

                CLASS A AVAILABLE FUNDS: With respect to any Remittance
Date, the sum of (i) the Class A Available Remittance Amount, (ii) any amounts deposited in the Certificate Account from the Spread Account with respect to the Class A Certificates pursuant to Section 6.11(b)(i)(A)(1) or 6.11(b)(i)(B)(1) and (iii) Class A Insured Payments, if any.

                CLASS A AVAILABLE INTEREST AMOUNT: With respect to any Remittance Date, the portion of the Class A Available Remittance Amount attributable to interest.

                CLASS A AVAILABLE REMITTANCE AMOUNT: With respect to any Remittance Date, the sum of all amounts described in clauses (i) through (vii) inclusive, of Section 5.03 received by the Servicer or any Subservicer (including any amounts paid by the Servicer and the Originator and excluding (a) any amounts not required to be deposited in the Certificate Account pursuant to
Section 5.03, (b) any Net Simple Interest Excess and (c) any amounts paid to the Servicer pursuant to Section 5.04(ii), (iii), (vi), (vii) and (viii) as of the related Determination Date) during the related Due Period and deposited into the Certificate Account as of the Determination Date plus Monthly Advances and Compensating Interest deposited into the Certificate Account as of such Remittance Date. No amount included in the Class A Available Remittance Amount by virtue of being described by any component of the definition thereof shall be included twice (or more than twice) by virtue of also being described by any other component or otherwise.

                CLASS A CERTIFICATE: Any one of the Class A-1, Class A-2 or Class A-3 Certificates.

                CLASS A CERTIFICATE INSURANCE POLICY: The Financial Guaranty Insurance Policy No. 50447-N, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates, a copy of which is attached hereto as Exhibit M.

                CLASS A CERTIFICATEHOLDER: A holder of a Class A Certificate.

                CLASS A INSURED PAYMENT: The amount paid by the
Certificate Insurer under the Class A Certificate Insurance Policy in accordance with its terms.

                CLASS A PRINCIPAL REMITTANCE AMOUNT: As to any
Remittance Date, the sum of (i) each payment of principal received by the Servicer or any Subservicer (exclusive of amounts described in clauses (ii) and (iii) hereof with respect to the Mortgage Loans in the related Due Period, (ii) all Curtailments and all Principal Prepayments received with respect to the Mortgage Loans during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received with respect to the Mortgage Loans during the related Due Period, (iv) an amount equal to the Unrecovered Class A Portion and (v) (a) that portion of the purchase price (as indicated in Section 2.03(b)) of any repurchased Mortgage Loans which represents principal and (b) any Substitution

Adjustments with respect to the Mortgage Loans required to be deposited in the Certificate Account as of the related Determination Date.

                CLASS A REMITTANCE AMOUNT: With respect to any
Remittance Date, the sum of (i) the Class A-1 Interest Remittance Amount, (ii) the Class A-2 Interest Remittance Amount, (iii) the Class A-3 Interest Remittance Amount, (iv) the Class A-1 Principal Remittance Amount, (v) the Class A-2 Principal Remittance Amount, (vi) the Class A-3 Principal Remittance Amount,
(vii) the Class A- 1 Carry-Forward Amount to the extent such amount does not represent a Class A Insured Payment, (viii) the Class A-2 Carry-Forward Amount to the extent such amount does not represent a Class A Insured Payment and (ix) the Class A-3 Carry-Forward Amount to the extent such amount does not represent a Class A Insured Payment.

                CLASS A WEIGHTED AVERAGE PASS-THROUGH RATE: As to the
Class A Certificates and any Remittance Date, the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate and the Class A-3 Pass-Through Rate, weighted by the Class A-1 Principal Balance, the Class A-2 Principal Balance and the Class A-3 Principal Balance as of such Remittance Date and prior to taking into account any distributions to be made on such Remittance Date.

                CLASS A-1 CARRY-FORWARD AMOUNT: As of any Remittance
Date, the sum of (i) the amount, if any, by which (A) the Class A-1 Remittance Amount as of the preceding Remittance Date exceeded (B) the amount of the actual distribution made to the Class A-1 Certificateholders on such preceding Remittance Date, exclusive of any portion of any Insured Payment made to the Class A-1 Certificateholders pursuant to Section 6.05 hereof on such preceding Remittance Date and not reimbursed and (ii) 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30 day months) on the amount of Class A Insured Payments, if any, previously made with respect to the Class A-1 Certificates, and not reimbursed, at an interest rate equal to the Class A-1 Pass-Through Rate.

                CLASS A-1 INTEREST REMITTANCE AMOUNT: The Class A-1
Non-Reduced Interest Remittance Amount, reduced by the product of (x) a fraction, the numerator of which is the Class A-1 Non-Reduced Interest Remittance Amount and the denominator of which is the Total Class A Non-Reduced Interest Remittance Amount and (y) the aggregate Mortgage Loan Interest Shortfall, if any, for such Remittance Date, to the extent not covered by payments by the Servicer pursuant to Section 6.09.

                CLASS A-1 INTEREST SHORTFALL: The excess of (A) the
Class A-1 Interest Remittance Amount over (B) the product of (x) the Class A Available Interest Amount and (y) a fraction, the numerator of which is the Class A-1 Interest Remittance Amount and the denominator of which is the Total Class A Interest Remittance Amount.

                CLASS A-1 NON-REDUCED INTEREST REMITTANCE AMOUNT: Thirty days' interest at the Class A-1 Pass-Through Rate on the Class A-1 Principal Balance immediately prior to the related Remittance Date.

                CLASS A-1 PASS-THROUGH RATE: As to each Remittance Date, 6.200% per annum.

                CLASS A-1 POOL FACTOR: As of any date of determination, the Class A-1 Principal Balance as of such date of determination divided by the Original Class A-1 Principal Balance.

                CLASS A-1 PRINCIPAL BALANCE: As of any date of determination, the Original Class A-1 Principal Balance reduced by the sum of all amounts previously distributed to Class A-1 Certificateholders in respect of principal on all previous Remittance Dates.

                CLASS A-1 PRINCIPAL REMITTANCE AMOUNT: As of any
Remittance Date, the amount of principal required to be distributed on such Remittance Date from available funds to the Class A-1 Certificateholders, such amount being equal to the lesser of (i) the Class A-1 Principal Balance or (ii) the product of (x) the Combined Percentage and (y) the Class A Principal Remittance Amount.

                CLASS A-1 PRINCIPAL SHORTFALL: The excess of (A) the
Class A-1 Principal Remittance Amount over (B) the product of (1) the Combined Percentage and (2) the portion of the Class A Available Remittance Amount attributable to principal collections.

                CLASS A-1 REMITTANCE AMOUNT: With respect to any
Remittance Date, the sum of (a) the Class A-1 Interest Remittance Amount, (b) the Class A-1 Principal Remittance Amount, and (c) the Class A-1 Carry-Forward Amount.

                CLASS A-2 CARRY-FORWARD AMOUNT: As of any Remittance
Date, the sum of (i) the amount, if any, by which (A) the Class A-2 Remittance Amount as of the preceding Remittance Date exceeded (B) the amount of the actual distribution made to the Class A-2 Certificateholders on such preceding Remittance Date, exclusive of any portion of any Insured Payment made to the Class A-2 Certificateholders, pursuant to Section 6.05 hereof on such preceding Remittance Date and not reimbursed and (ii) 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30 day months) on the amount of Class A Insured Payments, if any, previously made with respect to the Class A-2 Certificates, and not reimbursed, at an interest rate equal to the Class A-2 Pass-Through Rate.

                CLASS A-2 INTEREST REMITTANCE AMOUNT: The Class A-2
Non-Reduced Interest Remittance Amount, reduced by the product of (x) a fraction, the numerator of which is the Class A-2 Non-Reduced Interest Remittance Amount and the denominator of which is the Total Class A Non-Reduced Interest Remittance Amount and (y) the aggregate Mortgage Loan Interest Shortfall, if any, for such Remittance Date, to the extent not covered by payments by the Servicer pursuant to Section 6.09.

                CLASS A-2 INTEREST SHORTFALL: The excess of (A) the
Class A-2 Interest Remittance Amount over (B) the product of (x) the Class A Available Interest Amount and (y) a fraction, the numerator of which is the Class A-2 Interest Remittance Amount and the denominator of which is the Total Class A Interest Remittance Amount.

                CLASS A-2 NON-REDUCED INTEREST REMITTANCE AMOUNT: Thirty days' interest at the Class A-2 Pass-Through Rate on the Class A-2 Principal Balance immediately prior to the related Remittance Date.

                CLASS A-2 PASS-THROUGH RATE: With respect to each
Remittance Date (i) which occurs prior to the Clean-Up Call Date, 7.225% per annum and (ii) which occurs after the Clean-Up Call Date, 7.975% per annum.

                CLASS A-2 POOL FACTOR: As of any date of determination, the Class A-2 Principal Balance as of such date of determination divided by the Original Class A-2 Principal Balance.

                CLASS A-2 PRINCIPAL BALANCE: As of any date of determination, the Original Class A-2 Principal Balance reduced by the sum of all amounts previously distributed to Class A-2 Certificateholders in respect of principal on all previous Remittance Dates.

                CLASS A-2 PRINCIPAL REMITTANCE AMOUNT: As of any
Remittance Date on or after the Remittance Date on which the Class A-1 Principal Balance has been reduced to zero, the amount of principal required to be distributed on such Remittance Date from available funds to the Class A-2 Certificateholders, such amount being equal to the lesser of (i) the Class A-2 Principal Balance or (ii) the product of (x) the Combined Percentage and (y) the Class A Principal Remittance Amount, less the Class A-1 Principal Remittance Amount, if any, distributed to the Class A-1 Certificateholders on such Remittance Date.

                CLASS A-2 PRINCIPAL SHORTFALL: The excess of (A) the
Class A-2 Principal Remittance Amount over (B) the product of (1) the Combined Percentage and (2) the portion of the Class A Available Remittance Amount attributable to principal collections.

                CLASS A-2 REMITTANCE AMOUNT: With respect to any
Remittance Date, the sum of (a) the Class A-2 Interest Remittance Amount, (b) the Class A-2 Principal Remittance Amount, and (c) the Class A-2 Carry-Forward Amount.

                CLASS A-3 CARRY-FORWARD AMOUNT: As of any Remittance
Date, the sum of (i) the amount, if any, by which (A) the Class A-3 Remittance Amount as of the preceding Remittance Date exceeded (B) the amount of the actual distribution made to the Class A-3 Certificateholders on such preceding Remittance Date, exclusive of any portion of any Insured Payment made to the Class A-3 Certificateholders, pursuant to Section 6.05 hereof on such preceding Remittance Date and not reimbursed and (ii) 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30 day months) on the amount of Class A Insured Payments, if any, previously made with respect to the Class A-3 Certificates, and not reimbursed, at an interest rate equal to the Class A-3 Pass-Through Rate.

                CLASS A-3 INTEREST REMITTANCE AMOUNT: The Class A-3
Non-Reduced Interest Remittance Amount, reduced by the product of (x) a fraction, the numerator of which is the Class A-3 Non-Reduced Interest Remittance Amount and the denominator of which is the Total Class A Non-Reduced Interest Remittance Amount and (y) the aggregate Mortgage Loan Interest Shortfall, if any, for such Remittance Date, to the extent not covered by payments by the Servicer pursuant to Section 6.09.

                CLASS A-3 INTEREST SHORTFALL: The excess of (A) the
Class A-3 Interest Remittance Amount over (B) the product of (x) the Class A Available Interest Amount and (y) a fraction, the numerator of which is the Class A-3 Interest Remittance Amount and the denominator of which is the Total Class A Interest Remittance Amount.

                CLASS A-3 NON-REDUCED INTEREST REMITTANCE AMOUNT: Thirty days' interest at the Class A-3 Pass-Through Rate on the Class A-3 Principal Balance immediately prior to the related Remittance Date.

                CLASS A-3 PASS-THROUGH RATE: With respect to each
Remittance Date (i) which occurs prior to the Clean-Up Call Date, 7.175% per annum and (ii) which occurs after the Clean-Up Call Date, 7.925% per annum.

                CLASS A-3 PERCENTAGE: 42.511506%.

                CLASS A-3 POOL FACTOR: As of any date of determination, the Class A-3 Principal Balance as of such date of determination divided by the Original Class A-3 Principal Balance.

                CLASS A-3 PRINCIPAL BALANCE: As of any date of determination, the Original Class A-3 Principal Balance reduced by the sum of all amounts previously distributed to Class A-3 Certificateholders in respect of principal on all previous Remittance Dates.

                CLASS A-3 PRINCIPAL REMITTANCE AMOUNT: As of any
Remittance Date, the amount of principal required to be distributed on such Remittance Date from available funds to the Class A-3 Certificateholders, such amount being equal to the lesser of (i) the Class A-3 Principal Balance or (ii) the product of (x) the Class A-3 Percentage and (y) the Class A Principal Remittance Amount.

                CLASS A-3 PRINCIPAL SHORTFALL: The excess of (A) the
Class A-3 Principal Remittance Amount over (B) the product of (1) the Class A-3 Percentage and (2) the portion of the Class A Available Remittance Amount attributable to principal collections.

                CLASS A-3 REMITTANCE AMOUNT: With respect to any
Remittance Date, the sum of (a) the Class A-3 Interest Remittance Amount, (b) the Class A-3 Principal Remittance Amount, and (c) the Class A-3 Carry-Forward Amount.

                CLASS R CERTIFICATE: A Certificate denominated as a
Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee substantially in the form annexed hereto as Exhibit B-2 and subordinate to the Class A Certificates in right of payment to the extent set forth herein.

                CLASS R CERTIFICATEHOLDER: A Holder of a Class R Certificate.

                CLEAN-UP CALL DATE: The first Remittance Date on which the Servicer would be permitted to exercise its optional right to terminate the Trust Fund in accordance with Section 11.01(b) hereof.

                CLOSING DATE: March 20, 1996.

                CODE: The Internal Revenue Code of 1986, as amended.

                COMBINED LOAN-TO-VALUE RATIO or CLTV: With respect to any Mortgage Loan, the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of the First Lien, if any, as of the date of origination of the Mortgage Loan, divided by the lesser of (i) the value of the related Mortgaged Property based upon the appraisal made at the origination of the Mortgage Loan or (ii) the purchase price of the Mortgaged Property if the Mortgage Loan proceeds are used to purchase the Mortgaged Property.

                COMBINED PERCENTAGE: 57.488494%.

                COMMISSION: The Securities and Exchange Commission.

                COMPENSATING INTEREST: As set forth in Section 6.09.

                CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

                CUT-OFF DATE: The close of business, February 29, 1996.

                DEBT SERVICE REDUCTION: With respect to any Mortgage
Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan.

                DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

                DELETED MORTGAGE LOAN: A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

                DELINQUENCY TRIGGER EVENT: A Delinquency Trigger Event will have occurred with respect to any Due Period if the average outstanding principal balance of Mortgage Loans in the Trust Fund more than 60 days delinquent over the prior 6 months each computed as of the first day of the related Due Period, is greater than or equal to 7.5% of the aggregate outstanding principal balance of the Mortgage Loans as of the first day of such Due Period. A Delinquency Trigger Event will be deemed to have terminated as to any Remittance Date (subject to the reoccurrence of such event), if a Delinquency Trigger Event shall not have occurred as of the first day of the most recently ended Due Period.

                DELIVER OR DELIVERY: With respect to the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest), and any other residual interest in a trust that is hereafter conveyed to the Residual Trust Fund, a transfer in the manner as follows:

                The Class R Certificate (other than the portion representing the Tax Matters Person Residual Interest) shall be registered in the name of the Trustee for the benefit of the Trust Certificateholder, and the Trustee, as trustee for the benefit of the Trust Certificateholder, shall be identified in the Certificate Register as the holder of the entire beneficial ownership interest in the Class R Certificate (other than the portion representing the Tax Matters Person Residual Interest) so that all payments in respect of the Class R Certificate (other than the portion representing the Tax Matters Person Residual Interest) shall be made to and for the account of the Trustee for the benefit of the Trust Certificateholder. Any other residual interest in a trust that is hereafter conveyed to the Residual Trust Fund will be transferred to the Trustee in the same manner.

                DEPOSITOR: Prudential Securities Secured Financing Corporation, a Delaware corporation, and any successor thereto.

                DEPOSITORY: The Depository Trust Company, 7 Hanover Square, New York, New York 10004 and any successor Depository hereafter named.

                DETERMINATION DATE: The seventh Business Day of each month.

                DIRECT PARTICIPANT: Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depositary.

                DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

                DUE PERIOD: With respect to each Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

                ELIGIBLE ACCOUNT: Either (A) an account or accounts maintained with an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA or better by S&P and Aa2 or better by Moody's and in the highest short term rating category by S&P and Moody's, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, S&P and Moody's or (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity and which shall be rated Baa3 or better by Moody's.

                ERISA: As defined in Section 4.02(j).

                EVENT OF DEFAULT: As described in Section 10.01.

                EXCESS PROCEEDS: As of any Remittance Date, with respect to any Liquidated Mortgage Loan, the excess, if any, of (a) the total Net Liquidation Proceeds (prior to excluding amounts therefrom calculated pursuant to this definition of Excess Proceeds), over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus interest thereon at the Mortgage Interest Rate, from the date through which interest was last paid by the Mortgagor in connection with such Mortgage Loan to but not including the first day of the month in which such Remittance Date occurs.

                EXCESS SPREAD: With respect to any Remittance Date, the amount equal to the excess, if any, of the Class A Available Funds (exclusive of Insured Payments) over the sum of the amounts distributed pursuant to Section 6.05(c)(i)-(v).

                FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

                FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

                FIDELITY BOND: As described in Section 5.09.

                FINAL SCHEDULED REMITTANCE DATE: The Remittance Date occurring in August 15, 2026.

                FIRST LIEN: With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

                FNMA: The Federal National Mortgage Association and any successor thereto.

                I & I AGREEMENTS: The Insurance and Indemnification Agreement, together with the insurance and indemnification agreement relating to any other trust fund with respect to which a residual interest is hereafter conveyed to the Residual Trust Fund.

                I & I EVENT OF DEFAULT: any condition or event specified under any of the I&I Agreements as an "Event of Default."

                I & I PAYMENTS: Payments due and owing under the Insurance and Indemnity Agreement other than pursuant to Section 3.02(a), the first sentence of Section 3.02(b), Section 3.02(c) and Section 3.04 of such Agreement.

                INDIRECT PARTICIPANT: Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

                INSURANCE AND INDEMNITY AGREEMENT: The Insurance and Indemnity Agreement dated as of March 20, 1996 among the Certificate Insurer, the Depositor and the Originator.

                INSURANCE PROCEEDS: Proceeds paid to the Trustee or the Servicer by any insurer (except the Certificate Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses that are incurred by the Servicer or the Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the procedures the Servicer would follow in servicing second mortgage loans held for its own account.

                INSURED PAYMENT: With respect to Class A Certificates the Class A Insured Payment.

                LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or
REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan.

                LIQUIDATION LOAN LOSSES: For each Liquidated Mortgage
Loan the amount, if any, by which the principal balance thereof plus accrued and unpaid interest thereon plus unreimbursed Servicing Advances is in excess of the Liquidation Proceeds realized thereon.

                LIQUIDATION PROCEEDS: Cash, including Insurance
Proceeds, proceeds of any REO Disposition and any other amounts required to be deposited in the Certificate Account pursuant to Section 5.10 hereof (plus for purposes of computing Liquidation Loan Losses only, amounts retained by the Servicer pursuant to Section 5.10), and any other amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise.

                LOAN LOSSES: The aggregate of the Liquidation Loan Losses for all Liquidated Mortgage Loans.

                LOSS TRIGGER EVENT: A Loss Trigger Event will have occurred with respect to any Due Period if (i) as of the first day of such Due Period, the cumulative Loan Losses since the Cut-Off Date exceed (A) if the first day of such Due Period is prior to April 15, 1998, 0.500% of the Original Pool Principal Balance, (B) if the first day of such Due Period is after April 15, 1998 and prior to April 15, 1999, .750% of the Original Pool Principal Balance, (C) if the first day of such Due Period is after April 15, 1999, and prior to April 15, 2001, 1.25% of the Original Pool Principal Balance, or (D) if the first day of such Due Period is after April 15, 2001, 1.50% of the Original Pool Principal Balance or (ii) if in the 12 month period ending on the first day of such Due Period cumulative Loan Losses during such 12 month period are greater than or equal to 0.50% of the Original Pool Principal Balance. A Loss Trigger Event will be deemed to have terminated as to any Remittance Date (subject to the reoccurrence of such event), if a Loss Trigger Event shall not have occurred as of the first day of the most recently ended Due Period.

                MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of
Class A Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

                MATURITY DATE: The latest possible maturity date as defined in Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which each Class of Certificates representing a regular interest in the Trust Fund, would be reduced to zero as determined under a hypothetical scenario that assumes, among other things, that (i) scheduled interest and principal payments on the Mortgage Loans are received in a timely manner, with no delinquencies or losses, (ii) there are no principal prepayments on the Mortgage Loans, (iii) the Originator and the Servicer will not repurchase any Mortgage Loan and the Servicer will not exercise its option to purchase the Mortgage Loans and thereby cause a termination of the Trust Fund, and (iv) the Mortgage Loans have an original term to maturity and a remaining term to maturity of 360 months.

                MONTHLY ADVANCE: An advance made by the Servicer pursuant to
Section 6.08 hereof.

                MONTHLY EXCESS SPREAD AMOUNT: On any Remittance Date, the amount equal to the product of (i) 100% and (ii) the amount of the Excess Spread as of such Remittance Date; provided, however, that the percentage set forth in clause (i) above may be reduced, solely at the discretion of the Certificate Insurer, at which time written notice shall be sent to the Originator, the Servicer, the Trustee, S&P and Moody's.

                MONTHLY PAYMENT: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan, as set forth in the related Mortgage Note.

                MOODY'S: Moody's Investors Service, Inc., a corporation organized and existing under Delaware law, or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Certificate Insurer.

                MORTGAGE: The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

                MORTGAGE FILE:  As described in Exhibit A.

                MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 5.08.

                MORTGAGE INTEREST RATE: With respect to each Mortgage Loan, the fixed annual rate at which interest accrues on such Mortgage Loan as shown on the Mortgage Loan Schedule.

                MORTGAGE LOAN: An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring in February
1996), the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule attached hereto as Exhibit G. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

                MORTGAGE LOAN INTEREST SHORTFALL: With respect to any
Remittance Date, as to any Mortgage Loan, the sum of (i) any Prepayment Interest Shortfall and (ii) any Civil Relief Act Interest Shortfall in respect of such Mortgage Loan for such Remittance Date.

                MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans, attached hereto as Exhibit G as amended from time to time to include Qualified Substitute Mortgage Loans and delete Deleted Mortgage Loans, such schedule identifying each Mortgage Loan by the account number for such Mortgage Loan and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the close of business on the Cut-Off Date, (ii) the account number, (iii) the original principal amount, (iv) the CLTV as of the date of the origination of the related Mortgage Loan, (v) the Due Date, (vi) the Monthly Payment as of the Cut-Off Date, (vii) the original stated maturity date of the Mortgage Note, (viii) the remaining number of months to maturity as of the Cut-Off Date, (ix) the Mortgaged Property State, (x) the type of property,
(xi) the lien status, and (xii) the Mortgage Interest Rate.

                MORTGAGE NOTE: The original, executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                MORTGAGED PROPERTY: The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

                MORTGAGED PROPERTY STATES: The states in which any Mortgaged Property is located.

                MORTGAGOR: The obligor on a Mortgage Note.

                1994-4 POOLING AND SERVICING AGREEMENT: The Pooling and Servicing Agreement dated as of September 30, 1994 among Bankers Trust Company of California, N.A., as trustee, the Depositor and the Servicer.

                NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii) and net of Excess Proceeds.

                NET SIMPLE INTEREST EXCESS: As of any Remittance Date, the excess, if any, of the aggregate amount of Simple Interest Excess over the aggregate amount of Simple Interest Shortfall.

                NET SIMPLE INTEREST SHORTFALL: As of any Remittance
Date, the excess, if any, of the aggregate amount of Simple Interest Shortfall over the aggregate amount of Simple Interest Excess for such Remittance Date.

                NONRECOVERABLE ADVANCES: With respect to any Mortgage
Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed from late collections pursuant to Section 5.04(ii), or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Originator and the Trustee no later than the Business Day following such determination, would not be ultimately recoverable pursuant to Sections 5.04(ii), 5.04(vi)(b), 6.05(c)(iv), 6.05(c)(v), 6.11(b)(ii) or 6.11(c).

                OFFICER'S CERTIFICATE: A certificate signed by the President or a Vice President or an Assistant Vice President of the Originator and/or the Servicer, or the Depositor, as required by this Agreement.

                OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Originator, the Servicer, the Trustee, a Certificateholder or a Certificateholder's prospective transferee or the Certificate Insurer (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the REMIC Trust as a REMIC, (b) compliance with the REMIC Provisions or (c) the intended treatment of the Residual Trust Fund provided in Section 12.01(e) hereof must be an opinion of counsel who (i) is in fact independent of the Originator, the Servicer and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Originator or the Servicer or the Trustee or in an affiliate thereof, (iii) is not connected with the Originator or the Servicer or the Trustee as an officer, employee, director or person performing similar functions and (iv) is reasonably acceptable to the Certificate Insurer.

                ORIGINAL CLASS A-1 PRINCIPAL BALANCE: $10,373,000.

                ORIGINAL CLASS A-2 PRINCIPAL BALANCE: $20,730,000.

                ORIGINAL CLASS A-3 PRINCIPAL BALANCE: $23,000,000.

                ORIGINAL POOL PRINCIPAL BALANCE: The Pool Principal Balance as of the Cut-off Date, which amount is equal to $54,103,729.22.

                ORIGINATOR: Home Loan and Investment Bank, F.S.B, a federal savings bank, or its successor in interest.

                OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling as to which (i) the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan, and (ii) the Originator has no actual knowledge that such residential Dwelling is not so occupied.

                PASS-THROUGH RATE: With respect to Class A-1 Certificates, the Class A-1 Pass-Through Rate, with respect to the Class A-2 Certificates, the Class A-2 Pass-Through Rate and, with respect to the Class A-3 Certificates, the Class A-3 Pass-Through Rate.

                PERCENTAGE INTEREST: With respect to a Class A Certificate, the portion of the Class evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the denomination represented by such Certificate and the denominator of which is, in the case of the Class A-1 Certificates, the Original Class A-1 Principal Balance, in the case of the Class A-2 Certificates, the Original Class A-2 Principal Balance and, in the case of the Class A-3 Certificates, the Original Class A-3 Principal Balance. With respect to a Class R Certificate, the portion of the Class evidenced thereby as stated on the face of such Certificate, which shall be either 99.9999% or, but only with respect to the Tax Matters Person Residual Interest held by the Tax Matters Person, 0.0001%.

                PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

                a. direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States; provided that any obligation of, or guaranties by, FHLMC or FNMA, other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or FNMA shall be a Permitted Instrument only if, at the time of such investment, such investment is acceptable to the Certificate Insurer but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

                b. federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated A-1+ or better by S&P and P-1 by Moody's;

                c. commercial paper (having original maturities of not more than 180 days) rated A-1+ or better by S&P and P-1 by Moody's;

                d. investments in money market funds rated AAAM or AAAm-G by S&P and Aaa by Moody's; and

                e. investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee;

provided that each such Permitted Instrument shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                PERMITTED TRANSFEREE: Any Person other than (i) the
United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel to the Trustee and the Certificate Insurer that the transfer of an Ownership Interest in a Class R Certificate to such Person may cause either (a) the REMIC Trust to fail to qualify as a REMIC at any time that the Class A Certificates are outstanding or (b) the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by such governmental unit.

                PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                PLEDGE AGREEMENT: The Pledge Agreement dated as of
September 30, 1994 between the Trustee, as trustee of the Residual Trust Fund and the Certificate Insurer, as amended by the Amendment to Pledge Agreement dated as of March 20, 1996 between the Trustee and the Certificate Insurer.

                POOL PRINCIPAL BALANCE: The aggregate Principal Balances as of any date of determination.

                PREMIUM: As defined in the Premium Side Letter.

                PREMIUM PERCENTAGE: As defined in the Premium Side Letter.

                PREMIUM SIDE LETTER: The letter or letters dated the Closing Date from the Certificate Insurer to the Originator (with a copy to the Trustee) setting forth the payment arrangements for the premium on the Certificate Insurance Policy and certain related expense payment arrangements.

                PREPAYMENT ASSUMPTION: A constant prepayment rate used solely for determining the accrual of original issue discount and market discount on the Certificates for federal income tax purposes. The Prepayment Assumption with respect to the Class A Certificates shall be 19% of "HEP."

                PREPAYMENT INTEREST SHORTFALL: With respect to any Remittance Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment, an amount equal to the excess, if any, of (i) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) minus the rate at which the Servicing Fee is calculated over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month. The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in
Section 6.09.

                PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-Off Date (or as of the applicable substitution date with respect to a Qualified Substitute Mortgage Loan), after application of principal payments received on or before such date, minus (without duplication) (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date and deposited in the Certificate Account pursuant to Section 5.03, and (b) all Principal Prepayments, Curtailments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from an REO Property to the extent applied by the Servicer as recoveries of principal in accordance with the provisions hereof, which were distributed pursuant to Section 6.05 on any previous Remittance Date.

                PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

                PROSPECTUS: The Prospectus dated August 4, 1995 and the Prospectus Supplement dated March 14, 1996 relating to the Class A Certificates filed with the Commission in connection with the Registration Statement heretofore filed with the Commission on Form S-3 with respect to the Class A Certificates.

                PROSPECTUS SUPPLEMENT: The Prospectus Supplement dated
March 14, 1996 relating to the Class A Certificates filed with the Commission in connection with the Registration Statement heretofore filed with the Commission on Form S-3 with respect to the Class A Certificates.

                PURCHASE AGREEMENT: The Unaffiliated Seller's Agreement, dated as of the date hereof, between the Originator and the Depositor relating to the sale of the Mortgage Loans to the Depositor.

                QUALIFIED MORTGAGE: "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

                QUALIFIED SUBSTITUTE MORTGAGE LOAN: A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.03 or 3.03 hereof, which (i) has or have a mortgage interest rate or rates of not less than (and not more than one percentage point more than), the Mortgage Interest Rate for the Deleted Mortgage Loan, (ii) relates or relate to a detached one-family residence or to the same type of Residential Dwelling as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has the same occupancy status or is an Owner Occupied Mortgaged Property, (iii) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (iv) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (v) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, (vi) satisfies or satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at
Section 860G(a)(4) of the Code (or any successor statute thereto), (vii) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 and 3.02 of the Purchase Agreement, and
(viii) bears or bear a fixed rate of interest.

                RATING AGENCY: S&P or Moody's.

                RECORD DATE: The last Business Day of the month immediately preceding a month in which a Remittance Date occurs.

                REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer or the Originator with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed, (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to
Section 5.04(vi)(b), Section 6.05(c)(iv), Section 6.05(c)(v), Section 6.11(b)(ii) or Section 6.11(c), and (iii) any other amounts reimbursable to the Servicer or the Originator prior to a distribution to the Class R Certificateholders pursuant to this Agreement.

                RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage
Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law or second mortgage servicing standards the Servicer would use in servicing second mortgage loans for its own account and this Agreement.

                REMAINDER EXCESS SPREAD AMOUNT: As of any Remittance
Date, the amount equal to the excess of the Excess Spread over the Monthly Excess Spread Amount.

                REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                REMIC CHANGE OF LAW: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

                REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter I of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

                REMIC TRUST: The segregated pool of assets consisting of the Trust Fund (other than the Spread Account). The REMIC Trust does not include the separate trust fund created hereunder designated as the Residual Trust Fund.

                REMITTANCE DATE: The 15th day of any month or if such 15th day is not a Business Day, the first Business Day immediately following, commencing on April 15, 1996.

                REPRESENTATION LETTER: Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Certificate Register under the nominee name of the Depository.

                REO DISPOSITION: The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

                REO PROPERTY: As described in Section 5.10.

                RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

                RESIDUAL TRUST FUND: The segregated pool of assets held in a separate trust created under the 1994-4 Pooling and Servicing Agreement and to be administered under the 1994-4 Pooling and Servicing Agreement.

                RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Originator or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

                SERIES: 1996-1.

                SERVICER: Home Loan and Investment Bank, F.S.B., a federal savings bank, or any successor appointed as herein provided.

                SERVICER EMPLOYEES: As defined in Section 5.09 hereof.

                SERVICING ADVANCES: All reasonable and customary
"out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Sections 5.02, 5.05, 5.07 or 5.10 and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.13, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 5.04(ii), 5.04(vi), 5.10, 6.05(c)(iv), 6.05(c)(v), 6.11(b)(ii) and 6.11(c).

                SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03.

                SERVICING FEE: As to each Mortgage Loan and with respect to any Due Period, the annual fee payable to the Servicer, which is calculated as an amount equal to the product of (x) one-twelfth of the applicable Servicing Fee Rate and (y) the Principal Balance of such Mortgage Loan at the opening of business on the first day of such Due Period; provided, however, that in the event that, as of any Remittance Date, (i) the sum of (x) the Class A Weighted Average Pass-Through Rate applicable to such Remittance Date and (y) the Premium Percentage exceeds (ii) the weighted average Mortgage Interest Rate of the Mortgage Loans for the related Due Period less 0.50%, then the aggregate Servicing Fee for the related Due Period shall be reduced by an amount equal to the product of (a) one-twelfth of such excess and (b) the outstanding principal balance of the Mortgage Loans as of the opening of business on the first day of such related Due Period. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

                SERVICING FEE RATE: With respect to each Due Period,
0.50%. Notwithstanding the definition of Servicing Fee herein, at any time that Home Loan and Investment Bank, F.S.B. is no longer acting as Servicer hereunder, the Servicing Fee Rate shall at all times be 0.50%.

                SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Certificateholders by the Servicer, as such list may from time to time be amended.

                SIMPLE INTEREST EXCESS: As of any Remittance Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) the amount of interest actually paid on such Mortgage Loan with respect to the related Due Period net of the Servicing Fee, over (ii) 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30 day months) on the Principal Balance of such Mortgage Loan, at the Mortgage Interest Rate net of the Servicing Fee.

                SIMPLE INTEREST EXCESS SUB-ACCOUNT: As described in Section
6.01.

                SIMPLE INTEREST LOAN: Any Mortgage Loan as to which, pursuant to the Mortgage Note related thereto, interest is calculated on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the Mortgage Interest Rate, and further multiplied by a fraction, of which the numerator is the number of days in the period elapsed since the date to which interest was last paid and the denominator is the number of days in the annual period for which interest accrues on such Mortgage Loan, and the Monthly Payment received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance.

                SIMPLE INTEREST QUALIFYING LOAN: As of any Remittance
Date, each Simple Interest Loan other than (a) one that was prepaid in full during the related Due Period or (b) one as to which no payment of interest was made during the related Due Period.

                SIMPLE INTEREST SHORTFALL: As of any Remittance Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Principal Balance of such Mortgage Loan, at the Mortgage Interest Rate, net of the Servicing Fee, over (ii) the amount of interest actually paid on such Mortgage Loan by the Mortgagor with respect to the related Due Period net of the Servicing Fee.

                SPREAD ACCOUNT: The account maintained pursuant to Section 6.11.

                SPREAD ACCOUNT EXCESS: As defined in Section 6.11 hereof.

                S&P: Standard & Poor's, a division of The McGraw-Hill Companies, a corporation organized under the laws of New York or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Certificate Insurer.

                STARTUP DAY: The day designated as such pursuant to Section 2.04 hereof.

                SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 5.01(b) hereof in respect of the qualification of a Subservicer.

                SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee and the Certificate Insurer.

                SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.03 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans together with the greater of (i) all accrued and unpaid interest thereon and (ii) 30 days' interest thereon, at the Mortgage Interest Rate.

                TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the REMIC Trust.

                TAX MATTERS PERSON RESIDUAL INTEREST: The interest in the Class R Certificate acquired by the Tax Matters Person pursuant to Section 2.04(c) hereof.

                TAX RETURN: The federal income tax return on Internal
Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

                TOTAL CLASS A INTEREST REMITTANCE AMOUNT: The sum of the Class A-1 Interest Remittance Amount, the Class A-2 Interest Remittance Amount and the Class A-3 Interest Remittance Amount.

                TOTAL CLASS A NON-REDUCED INTEREST REMITTANCE AMOUNT:
The sum of (i) the Class A-1 Non-Reduced Interest Remittance Amount, (ii) the Class A-2 Non-Reduced Interest Remittance Amount and (iii) the Class A-3 Non-Reduced Interest Remittance Amount.

                TRANSFER: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                TRANSFEROR: Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

                TRIGGER EVENT: Any of the events or conditions specified under any of the I & I Agreements as a "Trigger Event."

                TRUST: Prudential Securities Secured Financing
Corporation Trust 1996-1, the trust created hereunder relating to the Trust
Fund.

                TRUST CERTIFICATE: The certificate which represents the beneficial ownership interest in the Residual Trust Fund.

                TRUST CERTIFICATE ACCOUNT: The trust account created and maintained with the Trustee in its capacity as trustee of the Residual Trust Fund pursuant to Section 6.13 hereof and referred to therein as the Trust Certificate Account. Funds deposited in the Trust Certificate Account shall be held in trust for the Trust Certificateholder and the Certificate Insurer, as their interests may appear, for the uses and purposes set forth herein.

                TRUST CERTIFICATEHOLDER: Home Loan and Investment Bank, F.S.B., a federal savings bank, and its successors and assigns.

                TRUSTEE: Bankers Trust Company of California, N.A., or its successor in interest, or any successor trustee appointed as herein provided.

                TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or its designated agent pursuant to Section 2.02.

                TRUSTEE'S REMITTANCE REPORT: As defined in Section 6.07.

                TRUST FUND: The segregated pool of assets subject hereto, constituting one of the trusts and each of the subtrusts created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring in February 1996), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in the Accounts and invested in Permitted Instruments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any Insurance Proceeds, (iv) Liquidation Proceeds, (v) Released Mortgaged Property Proceeds and (vi) the Spread Account.

                UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                UNRECOVERED CLASS A PORTION: With respect to any
Remittance Date as to any Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (a) the Principal Balance of such Liquidated Mortgage Loan over (b) the portion of the related Net Liquidation Proceeds included in item (iii) of the definition of Class A Principal Remittance Amount which will actually be distributed to Class A Certificateholders pursuant to Section 6.05(c)(ii).

                                   ARTICLE II.

                          ESTABLISHMENT OF THE TRUSTS;
                     SALE AND CONVEYANCE OF THE TRUST FUND;
                     CONVEYANCE OF PROPERTY CONSTITUTING THE
                           INITIAL RESIDUAL TRUST FUND

                Section 2.01 Sale and Conveyance of Trust Fund; Priority and Subordination of Ownership Interests; Establishment of the Trust;
Possession of Mortgage Files.

                (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee without recourse but subject to the provisions in this
Section 2.01 and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Mortgage Loans, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer. In connection with such transfer and assignment, and pursuant to Section 2.06 of the Purchase Agreement, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee its right to exercise the remedies created by Sections
2.05 and 3.05 of the Purchase Agreement for breaches of the representations, warranties, agreements and covenants of the Originator contained in Sections 2.04, 2.05, 3.01 and 3.02 of the Purchase Agreement.

                (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates, are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates and to the Certificate Insurer's rights to be reimbursed for Insured Payments and any I&I Payments together with interest thereon, to the extent set forth herein, and distributions on the Class R Certificates are also subject and subordinate to the funding and maintenance of the Spread Account in the amounts specified herein. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Certificate Account and the Spread Account from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

                (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust relating to the Trust Fund to be known, for convenience, as "Prudential Securities Secured Financing Corporation Trust 1996-1" and does hereby appoint Bankers Trust Company of California, N.A. as Trustee of such trust in accordance with the provisions of this Agreement.

                (d) Upon the issuance of the Certificates, the ownership of each Mortgage Note, each Mortgage and the contents of the Mortgage File related to each Mortgage Loan is vested in the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                (e) Pursuant to Section 2.04 of the Purchase Agreement, the Depositor has delivered or caused to be delivered the Trustee's Mortgage File related to each Mortgage Loan to the Trustee.

                Section 2.02 Delivery of Mortgage Loan Documents.

                In connection with each conveyance pursuant to Section 2.01 hereof, the Depositor has delivered or does hereby agree to deliver or cause to be delivered to the Trustee the Certificate Insurance Policy and each of the following documents for each Mortgage Loan sold by the Originator to the Depositor and sold by the Depositor to the Trust.

                (a) The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Trustee, endorsed by such Person "Pay to the order of Bankers Trust Company of California, N.A., as Trustee, Prudential Securities Secured Financing Corporation Trust Series 1996-1 without recourse" and signed, by facsimile or manual signature, in the name of the Originator by a Responsible Officer;

                (b) Any of: (i) the original Mortgage, and related power of attorney, if any, with evidence of recording thereon, (ii) a copy of the Mortgage and related power of attorney, if any, certified as a true copy of the original Mortgage or power of attorney by a Responsible Officer of the Originator or by the closing attorney by facsimile or manual signature, or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage and related power of attorney, if any, certified by the public recording office;

                (c) The original Assignment of Mortgage in recordable form, from the Originator to "Bankers Trust Company of California, N.A., as Trustee, Prudential Securities Secured Financing Corporation Trust Series 1996-1". Any such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

                (d) The original lender's policy of title insurance or a true copy thereof, or if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete, or if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy;

                (e) All intervening assignments, if any, showing a complete chain of assignments from the originator to the Originator, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the Originator by facsimile or manual signature as a true copy of the original of such intervening assignments; and

                (f) Originals of all assumption, written assurance, substitution and modification agreements, if any.

                The Servicer shall promptly (and in no event later than 30 days following the Closing Date) submit or cause to be submitted for recording at the expense of the Servicer in the appropriate public office for real property records, each Assignment referred to in (c) above. With respect to any Assignment referred to in (c) above, as to which the related recording information is unavailable within 30 days following the Closing Date, such Assignment shall be submitted for recording within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Servicer shall retain a copy of each Assignment submitted for recording.

In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Originator shall, pursuant to the Purchase Agreement, be required to promptly prepare a substitute Assignment or cure such defect, as the case may be, and thereafter the Servicer shall submit each such Assignment for recording.

                All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by the Originator pursuant to the Purchase Agreement or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section 2.02 to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee pursuant to the Purchase Agreement.

                Section 2.03 Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by Trustee.

                (a) The Trustee agrees to execute and deliver to the Depositor, the Certificate Insurer, the Servicer and the Originator on or prior to the Closing Date an acknowledgment of receipt of the Certificate Insurance Policy and, for each Mortgage Loan, the items listed in Section 2.02 (a)-(e) above with respect to each Mortgage Loan (with any exceptions noted), in the form attached as Exhibit E-1 hereto, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders and the Certificate Insurer. The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Trustee's Mortgage File within 15 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 15 days after the receipt by the Trustee thereof) and to deliver to the Originator, the Servicer, the Depositor and the Certificate Insurer a certification in the form attached hereto as Exhibit E-2 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession (other than those described in Section 2.02(f)), (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule (described in items (ii), (iii), (v), (vii),
(ix) and (xii) of the definition of Mortgage Loan Schedule) accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 360 days after the Closing Date, the Trustee shall deliver (or cause to be delivered) to the Servicer, the Originator, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit F evidencing the completeness of the Trustee's Mortgage Files.

                (b) If the Certificate Insurer or the Trustee during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of
Section 2.02 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly so notify the Servicer, the Originator, the Certificate Insurer, the Trustee and the Certificateholders. In performing any such review, the Trustee may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.02 (other than those described in Section 2.02(f)) have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule. Pursuant to the Purchase Agreement, the Originator has agreed to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a Mortgage File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's notice to it respecting such defect the Originator has not caused to be remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, the Originator will be obligated, pursuant to the Purchase Agreement, to either (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (A) all accrued and unpaid interest on such Principal Balance and (B) 30 days' interest on such Principal Balance, computed, at the Mortgage Interest Rate, net of the Servicing Fee if the Originator is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Certificate Account on the next succeeding Determination Date (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Principal and Interest Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan). For purposes of calculating the Class A Available Remittance Amount, any purchase price or Substitution Adjustment that is paid shall be deemed deposited in the Certificate Account in the Due Period preceding such Determination Date.

                (c) Upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Trustee's Mortgage File, and the deposit of the amounts described above in the Certificate Account (which certification shall be in the form of Exhibit H hereto), the Trustee shall release to the Servicer for release to the Originator the related Trustee's Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Originator as may be necessary to transfer such Mortgage Loan to the Originator. The Trustee shall notify the Certificate Insurer if the Originator fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

                Section 2.04 Designations under REMIC Provisions;
Designation of Startup Day.

                (a) The Class A Certificates are hereby designated as the "regular interests", and the Class R Certificates are designated the single class of "residual interests" in the REMIC Trust for the purposes of the REMIC Provisions.

                (b) The Closing Date will be the "startup day" of the REMIC Trust within the meaning of Section 860G(a)(9) of the Code.

                (c) The Trustee or an affiliate of the Trustee shall acquire and retain a 0.0001% Percentage Interest in the Class R Certificates so long as it shall act as Tax Matters Person of the REMIC Trust.

                Section 2.05 Execution of Certificates.

                The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Trustee's Mortgage Files relating thereto to it and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in Authorized Denominations evidencing the entire ownership of the Trust Fund.

                Section 2.06 Application of Principal and Interest.

                In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued, at the Mortgage Interest Rate, and then to principal.

                Section 2.07 Conveyance of Property to the
                             Residual Trust Fund.

                All of the right, title and interest in and to the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest) and all other assets included or to be included in the Residual Trust Fund for the benefit of the Trust Certificateholder are hereby transferred, assigned, set over and otherwise conveyed to the Trustee, as trustee for the benefit of the Trust Certificateholder, without recourse. Such assignment includes all distributions on the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest).

                In connection with such transfer and assignment, the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest) are hereby Delivered to the Trustee, as trustee of the Residual Trust Fund.

                Section 2.08 Acceptance by Trustee.

                The Trustee in its capacity as trustee of the Residual Trust Fund acknowledges receipt of the Class R Certificates (other than the portion representing the Tax Matters Person Residual Interest) and declares that it holds and will hold the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest) in trust for the benefit of the Trust Certificateholder as part of the Residual Trust Fund, subject to the security interest therein granted to the Certificate Insurer in accordance with the terms of this Agreement and the Pledge Agreement.

                Section 2.09 Execution of Trust Certificate.

                The Trustee in its capacity as trustee of the Residual Trust Fund acknowledges the Delivery of the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest) to it.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

                Section 3.01 Representations of the Servicer.

                The Servicer hereby represents and warrants to the Trustee, the Depositor, the Certificate Insurer and the Certificateholders as of the Closing
Date:

                (a) The Servicer is duly organized, validly existing, and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and to perform its obligations as Servicer hereunder; the Servicer has the full power and authority corporate and otherwise to own its property, to carry on its business as presently conducted, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; assuming that the execution, delivery and performance of this Agreement by all parties hereto other than the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of all parties hereto other than the Servicer, this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other, similar laws relating to or affecting creditors' rights generally or by the application of general equitable principles in any proceeding, whether at law or in equity;

                (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such of the other documents to which it is a party;

                (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or bylaws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture, contract or loan or credit agreement or other material instrument to which the Servicer or its property, is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

                (d) Neither this Agreement nor the information in the Prospectus Supplement relating to the Servicer nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                (e) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Servicer, threatened, before any court, administrative agency or tribunal against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material prohibition or impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity or enforceability of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                (f) The Servicer is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                (g) The Servicer is an approved seller/servicer of conventional first and second mortgage loans for FNMA and an approved seller/servicer of conventional second mortgage loans for FHLMC in good standing, and the Servicer's deposits are insured by the FDIC to the maximum extent permitted by law.

                Section 3.02 Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee that as of the date of this Agreement or as of such date specifically provided herein:

                (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in compliance with the laws of the State of Delaware and each other applicable jurisdiction to the extent necessary to perform its obligations under this Agreement. The Depositor has the full power and authority and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business and to execute and deliver, engage in the transactions contemplated by, and perform and observe its obligations under, this Agreement; all such authorizations, approvals, orders, licenses and certificates are in full force and effect; and, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof;

                (b) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing;

                (c) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority, court or any other third party is required for the execution, delivery and performance of or compliance by the Depositor with its obligations under this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby;

                (d) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                (e) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement or the validity or enforceability of this Agreement; and

                (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder.

                It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and shall inure to the benefit of the Trustee.

                Section 3.03 Purchase and Substitution.

                It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Certificates to the Certificateholders. Pursuant to the Purchase Agreement, with respect to any representation or warranty contained in Sections 3.01 or 3.02 of the Purchase Agreement that is made to the best of the Originator's knowledge, if it is discovered by the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Originator's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Originator, the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originator's best knowledge), the party discovering such breach shall give prompt written notice to the others. Subject to the last paragraph of this Section 3.03, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Originator pursuant to the Purchase Agreement shall be required to (a) promptly cure such breach in all material respects, or
(b) purchase such Mortgage Loan on the next succeeding Determination Date, in the manner and at the price specified in Section 2.03(b), or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Trustee and the Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Pursuant to the Purchase Agreement any such substitution shall be accompanied by payment by the Originator of the Substitution Adjustment, if any, to be deposited in the Certificate Account.

                As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified Substitute Mortgage Loan or Loans, the Originator shall be required pursuant to the Purchase Agreement to effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit H, executed by a Servicing Officer and the documents described in Sections 2.02(a)-(f) for such Qualified Substitute Mortgage Loan or Loans.

                The Servicer shall deposit in the Certificate Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Originator. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

                It is understood and agreed that the obligations of the Originator set forth in Sections 2.05 and 3.05 of the Purchase Agreement to cure, purchase or substitute for a defective Mortgage Loan as provided in such Sections 2.05 and 3.05 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties of the Originator set forth in Sections 3.01 and
3.02 of the Purchase Agreement. The Trustee shall give prompt written notice to the Certificate Insurer, Moody's and S&P of any repurchase or substitution made pursuant to this Section 3.03 or Section 2.03(b).

                Upon discovery by the Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within 5 days of the discovery) give written notice thereof to the other parties. In connection therewith, pursuant to the Purchase Agreement, the Originator shall be required to repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by the Originator or the Originator's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Sections 3.01 or 3.02 of the Purchase Agreement. The Trustee shall reconvey to the Originator the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Sections 3.01 or 3.02 of the Purchase Agreement.

                                   ARTICLE IV.

                     THE CERTIFICATES; THE TRUST CERTIFICATE

                Section 4.01 The Certificates. The Certificates shall be substantially in the forms annexed hereto as Exhibits B- 1, B-2, B-3 and B-4. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by it least one authorized officer and authenticated by the manual signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

                Section 4.02 Registration of Transfer and Exchange of Certificates. (a) The Trustee, as registrar, shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar for the purpose of registering Certificates and transfers of Certificates as herein provided.

                (b) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

                (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                (d) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust.

                (e) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of three fully registered Class A Certificates with a denomination equal to the Original Class A-1 Principal Balance, the Original Class A-2 Principal Balance or the Original Class A-3 Principal Balance, as the case may be. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository (except for one Class A Certificate, not registered through the Depository, which represents the residual amount of the Class A Certificates).

                The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

                With respect to Class A Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Originator, the Servicer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Originator, the Servicer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to any Ownership Interest, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Class A Certificate.

                Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

                (f) In the event that (i) the Depository or the Servicer advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Servicer or the Depository is unable to locate a qualified successor or (ii) the Trustee at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Servicer may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Servicer, or such depository's agent or designee but, if the Servicer does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names Certificateholders transferring Class A Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Servicer.

                (g) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

                (h) No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act of 1933, as amended and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction that does not require such registration or qualification. None of the Servicer, the Depositor, the Originator or the Trustee is obligated under this Agreement to register Certificates under the Securities Act of 1933, as amended or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the Class R Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Originator, the Servicer and the Certificate Insurer against any liability that may result if the transfer is not exempt or is not made in accordance with such applicable federal and state laws. Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel reasonably satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso of the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for any indemnified party),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Under no circumstances shall the indemnified party enter into a settlement agreement with respect to any lawsuit, claim or other proceeding without the prior written consent of the indemnifying party.

                (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause
(viii) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                 (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and a United States Person and shall promptly notify the Trustee of any change or impending change in its status as either a United States Person or a Permitted Transferee.

                (ii) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as Exhibit I) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(i) and agrees to be bound by them.

               (iii) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (ii) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                (iv) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (attached hereto as Exhibit I-1) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                 (v) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder".

                (vi) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a United States Person and is not a "disqualified organization" (as defined in Section 860E(e)(5) of the Code).

               (vii) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Servicer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to-such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and

         Transfer Certificate. The Trustee shall be entitled, but not obligated to, recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

              (viii) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Servicer or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer or its designee on such reasonable terms as the Servicer or its designee may choose. Such purchaser may be the Servicer itself or any affiliate of the Servicer. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Servicer to the last preceding purported transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.02 or any other provision of this Agreement, the Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (viii) shall be determined in the sole discretion of the Servicer or its designee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                 (j) The provisions of Section 4.02(i) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such modification of, addition to or elimination of such provisions will not cause the REMIC Trust to cease to qualify as a REMIC and will not cause (x) the REMIC Trust to be subject to an entity-level tax caused by the Transfer of any Ownership Interest in a Class R Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-related tax caused by the Transfer of an Ownership Interest in a Class R Certificate to a Person that is not a Permitted Transferee.

                 No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or to any entity the assets of which constitute assets of a Plan. The Trustee and the Servicer shall require the prospective transferee of any Class R Certificate to certify (in the form of Exhibit N hereto) that it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing a Class R Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan.

                 (k) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in New York, New York, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee.

                 At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                 No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                 All Certificates surrendered for transfer and exchange shall be cancelled by the Trustee.

                 Section 4.03 The Trust Certificate.

                 The Trust Certificate will represent the entire beneficial ownership interest in all assets included in the Residual Trust Fund. The Trust Certificate will be substantially in the form annexed hereto as Exhibit C. The Trust Certificate shall be issuable in registered form only.

                 Upon original issue, the Trust Certificate shall be executed by the Trustee, not in its individual capacity but solely as trustee of the Residual Trust Fund, and delivered and authenticated by the Trustee to the Trust Certificateholder upon receipt by the Trustee of the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest). The Trust Certificate shall be executed and attested by manual or facsimile signature on behalf of the Trustee by a Responsible Officer or an authorized signatory. A Trust Certificate executed by the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Residual Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Trust Certificate or did not hold such offices at the date of issuance of the Trust Certificate. The Trust Certificate shall not be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Trust Certificate a certificate of authentication, substantially in the form provided herein, executed by the Trustee by manual or facsimile signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Trust Certificate has been duly authenticated and delivered hereunder. The Trust Certificate shall be dated the date of its authentication and delivery.

                 Section 4.04 Mutilated, Destroyed, Lost or Stolen
Certificates and Trust Certificates. If (i) any mutilated Certificate or
Trust Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate or Trust Certificate, and (ii) there is delivered to the Servicer and the Trustee such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer and the Trustee that such Certificate or Trust Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate or Trust Certificate, a new Certificate or Trust Certificate, as applicable, of like tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate or Trust Certificate under this Section 4.04, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and their fees and expenses connected therewith. Any duplicate

Certificate or Trust Certificate issued pursuant to this Section 4.04 shall constitute complete and indefeasible evidence of ownership in the Trust Fund or the Residual Trust Fund, as the case may be, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate or Trust Certificate shall be found at any time.

                 Section 4.05 Persons Deemed Owners. Prior to due presentation of a Certificate or Trust Certificate for registration of transfer and subject to the provisions of Section 4.02 and Article X, the Servicer, the Depositor, the Originator, the Certificate Insurer and the Trustee may treat the Person in whose name any Certificate or Trust Certificate is registered as the owner of such Certificate or Trust Certificate for the purpose of receiving remittances pursuant to Section 6.05 and for all other purposes whatsoever, and the Servicer, the Depositor, the Originator and the Trustee shall not be affected by notice to the contrary.

                                   ARTICLE V.

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

                Section 5.01 Duties of the Servicer; Subservicing Agreements.

                 (a) It is intended that the REMIC Trust formed hereunder shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" ("REMIC") as defined in and in accordance with the REMIC Provisions. In furtherance of such intentions, the Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action reasonably within the Servicer's control and the scope of its duties more specifically set forth herein that would cause the termination of the REMIC status of the REMIC Trust.

                 (b) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (1) (x) has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans, or (y) is an affiliate of the Servicer, or (2) is otherwise approved by the Majority Certificateholders. The Servicer shall give notice to the Certificate Insurer of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall require each Subservicer servicing a Mortgage Loan to establish and maintain one or more separate trust accounts which may be interest bearing and which comply with the standards with respect to the Certificate Account (the "Subservicing Account"). The Servicer shall require each Subservicer to credit to the related Subservicing Account on a daily basis the amount of all proceeds of Mortgage Loans received by the Subservicer, less its servicing compensation. The Servicer shall require each Subservicer to remit to the Servicer by wire transfer of immediately available funds all funds held in the Subservicing Account with respect to each Mortgage Loan on a monthly remittance date which shall occur on or before two Business Days preceding the Determination Date occurring in such month. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

                 (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a

Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                 (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(e). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                 (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee approved by the Certificate Insurer shall, subject to Section 10.02 hereof, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Subservicing Agreement. If the Trustee does not terminate a Subservicing Agreement, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                 (f) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, that (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent and
(y) with respect to any modification lowering the Mortgage Interest Rate, or effecting the forgiveness of any amount owed under the Mortgage Note, or extending the final maturity date on such Mortgage Loan, the Certificate Insurer has consented to such modification and (z) such waiver, modification, postponement or indulgence would not cause the REMIC to be disqualified or otherwise cause a tax to be imposed on the REMIC) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, or, defer (subject to Section 5.11) or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date on the Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, and subject to Section 7.02, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, however, that the Servicer shall not authorize any partial release on a Mortgage Loan where the CLTV for such Mortgage Loan after the proposed partial release would be higher than the CLTV for such Mortgage Loan at the time of origination without the consent of the Certificate Insurer, which consent shall not be unreasonably withheld. If reasonably required by the Servicer, each Certificateholder and the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                 Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted second mortgage servicing practices of prudent lending institutions and giving due consideration to the Certificate Insurer's and the Certificateholders reliance on the Servicer.

                 All accounting and loan servicing records pertaining to each Mortgage Loan shall be maintained in such manner as will permit the Trustee, the Certificate Insurer or their duly authorized representatives and designees to examine and audit and make legible reproductions of records upon reasonable notice and during reasonable business hours. All such records shall be maintained for such period as is required under applicable law, including but not limited to, all transaction registers and loan ledger histories.

                 (g) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to
Section 9.04, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 9.04, the Trustee or its designee approved by the Certificate Insurer shall assume all of the rights and obligations of the Servicer, subject to Section 10.02 hereof. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                (h) The Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer by the Closing Date.

                 Section 5.02 Liquidation of Mortgage Loans.

                 In the event that any payment due under any Mortgage Loan and not deferred pursuant to Section 5.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificate Insurer and the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer on behalf of the Certificateholders and the Certificate Insurer of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10; provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable judgment, determines that it would not be in the best interests of Certificateholders or the Certificate Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Trustee and the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs and for its own portfolio.

                 After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Certificate Insurer and, upon request, any Certificateholder, a Liquidation Report, in the form attached hereto as Exhibit K, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

                Section 5.03 Establishment of Accounts; Deposits To, and Transfer Among, the Accounts

                 No later than the Closing Date, the Trustee shall establish and maintain for the benefit of the Certificateholders and the Certificate Insurer the Certificate Account, which shall be an Eligible Account titled "Certificate Account, Bankers Trust Company of California, N.A., as trustee for the registered holders of Mortgage Pass-Through Certificates, Series 1996-1, Class A and Class R". The Servicer shall use its best efforts to deposit (without duplication) within one (1) Business Day, and shall in any event deposit within two (2) Business Days of receipt thereof in the Certificate Account:

                 (i) all payments received after the Cut-Off Date on account of principal on the Mortgage Loans and all Principal Prepayments and Curtailments collected after the Cut-Off Date;

                (ii) all payments received after the Cut-Off Date on account of interest on the Mortgage Loans (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date immediately preceding the Cut-Off Date;

                (iii) all Net Liquidation Proceeds;

                (iv) all Insurance Proceeds;

                (v) all Released Mortgaged Property Proceeds;

                (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.03, 3.03 and 7.07; and

                (vii) any amount required to be deposited in the Certificate Account pursuant to Section 5.10, 6.04, 6.08, 6.09 or 11.01.

                 The requirements contained herein for deposit in the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing,


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
the Servicing Fee with respect to each Mortgage Loan, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, and Excess Proceeds need not be deposited by the Servicer in the Certificate Account.

                The Servicer shall instruct each related Mortgagor to send payments to P.O. Box 805, Providence, Rhode Island 02901.

                Section 5.04 Permitted Withdrawals From the Certificate Account.

                 The Trustee shall withdraw or cause to be withdrawn funds from the Certificate Account for the following purposes; provided that no funds in the Certificate Account constituting Insured Payments or amounts transferred from the Spread Account pursuant to Section 6.11 shall be used to make payments pursuant to subclauses (ii) through (viii) of this Section 5.04:

                 (i)   to effect the distributions described in Section 6.05(c);

                (ii) to reimburse the Servicer for any accrued unpaid Servicing Fees and for unreimbursed Monthly Advances and Servicing Advances. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on related Mortgage Loans. It is understood that the Servicer's right to reimbursement pursuant hereto shall be prior to the rights of Certificateholders unless the Originator is the Servicer and the Originator is required to repurchase or substitute a Mortgage Loan pursuant to Sections 2.03 or 3.03, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Certificateholders of the purchase price or Substitution Adjustment pursuant to such Sections 2.03 or 3.03;

               (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                (iv) (a) to make investments in Permitted Instruments and (b) subject to Section 6.04, to pay to the Spread Account or the Servicer, as the case may be, interest earned in respect of Permitted Instruments or on funds deposited in the Certificate Account;

                 (v) to withdraw any funds deposited in the Certificate Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error and to pay such funds to the appropriate Person;

                (vi) (a) to pay the Servicer Servicing Compensation pursuant to
         Section 7.03 hereof to the extent not retained or paid pursuant to
         Section 5.03, 5.04(ii) or 7.03 or (b) to pay the Servicer the Remainder Excess Spread Amount with respect to any Remittance

         Date for any Reimbursable Amounts to the extent of such Reimbursable Amounts and the remainder of such Remainder Excess Spread Amount to the Class R Certificateholders;

                (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of Section 5.10;

                (viii) to reimburse the Servicer for (a) Nonrecoverable Advances that are not, with respect to aggregate Servicing Advances on any single Mortgage Loan or REO Property, in excess of the Principal Balance thereof and (b) for amounts to be reimbursed to the Servicer pursuant to Section 9.01;

                (ix) to pay premiums on the Certificate Insurance Policy to the Certificate Insurer and to reimburse the Certificate Insurer for any unreimbursed Insured Payments;

                (x) to pay to the Originator collections received in respect of accrued interest on the Mortgage Loans through the Due Date in February 1996; and

                (xi) to clear and terminate the Certificate Account upon the termination of this Agreement and to pay any amounts remaining therein to the Class R Certificateholders.

                Section 5.05 Payment of Taxes, Insurance and Other Charges.

                 With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

                 With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

                 Section 5.06  Transfer of Accounts: Monthly Statements.

                 The Accounts may, upon written notice by the Trustee to the Certificate Insurer, be transferred to a different depository so long as such transfer is to an Eligible Account. The Trustee shall provide to the Certificate Insurer a monthly statement of activity in the Accounts.

                 Section 5.07 Maintenance of Hazard Insurance.

                 The Servicer shall cause to be maintained, subject to the provisions of Section 5.08 hereof, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (a) the outstanding principal balance owing on the Mortgage Loan and the First Lien, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for.damage or loss on a replacement cost basis in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as Flood Zone "A", such flood insurance has been made available and the Servicer determines that such insurance is necessary in accordance with accepted second mortgage servicing practices of prudent lending institutions, the Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan and the First Lien, (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted second mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary second mortgage servicing procedures) shall be deposited in the Certificate Account, subject to retention by the Servicer to the extent such amounts constitute Servicing Compensation or to withdrawal pursuant to Section
5.04. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

                 Section 5.08 Maintenance of Mortgage Impairment Insurance
Policy.

                 In the event that the Servicer shall obtain and maintain a blanket policy with an insurer either (A) having a General Policy rating of A:VIII or better in Best's Key Rating Guide or (B) approved by the Certificate Insurer, such approval not to be unreasonably withheld, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.07, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 5.07, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07, and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the difference, if any, between the amount that would have been payable under a policy


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
complying with Section 5.07 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer, the Trustee or any Certificateholder, the Servicer shall cause to be delivered to the Trustee or such Certificateholder, as the case may be, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

                 Section 5.09 Fidelity Bond.

                 The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee, the Certificate Insurer or any Certificateholder, the Servicer shall cause to be delivered to the Trustee, such Certificateholder or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy. On the Closing Date, such bond and insurance is maintained with certain underwriters at Hartford Fire Insurance Company and Lloyds of London.

                 Section 5.10  Title, Management and Disposition of REO Property

                 In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                 The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders.

                 The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the Certificate Account, all revenues received with respect to the conservation and disposition of the related REO Property and shall retain, or cause the Trustee to withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

                 The disposition of REO Property shall be carried out by the Servicer at such cash price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of sale of the REO Property shall be promptly deposited in the Certificate Account, net of Excess Proceeds and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 5.04, for distribution to the Certificateholders in accordance with Section 6.05 hereof.

                 In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer, on behalf of the REMIC Trust, shall either sell for cash any REO Property within two years after the REMIC Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of the REMIC Trust, request, more than 60 days before the day on which the two-year grace period would otherwise expire an extension of the two-year grace period, unless the Servicer has delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the REMIC Trust of such REO Property subsequent to two years after its acquisition will not result in the imposition on the REMIC Trust of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause the REMIC Trust to fail to qualify as a REMIC under Federal law at any time the Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, in either case, that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than two years is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee, the Certificate Insurer and the Certificateholders and shall report monthly to the Trustee as to the progress being made in selling such REO Property.

                 If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will notify the Certificate Insurer prior to acquiring the Mortgaged Property and shall not take any action without the prior written approval of the Certificate Insurer. Nothing in this Section shall affect the Servicer's right to deem certain advances proposed to be made Nonrecoverable Advances. For the purpose of this Section 5.10, actual knowledge of the Servicer means actual knowledge of a Responsible Officer of the Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

                Section 5.11 Collection of Certain Mortgage Loan Payments.

                 The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as Servicing Compensation and extend the due date for payments due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment, provided that such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the Due Dates for payments due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(ii) hereof.

                Section 5.12 Access to Certain Documentation and Information Regarding the Mortgage Loans.

                 The Servicer and the Trustee shall provide to the other and to the Certificateholders, the Certificate Insurer, the FDIC, the Office of Thrift Supervision and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded at the expense of the requesting party but only upon reasonable notice and request and during normal business hours at the offices of the Servicer or the Trustee. Such access charges shall be at the Servicer's or Trustee's customary rates, as applicable.

                 Section 5.13 Superior Liens.

                 The Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

                 If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the Certificateholders and the Certificate Insurer, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions in accordance with the terms of the Agreement. The Servicer shall immediately notify the Trustee and the Certificate Insurer of any such action or circumstances. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders which the Servicer may establish by seeking approval from the Certificate Insurer as evidenced by written instruction from the Certificate Insurer. Any action or inaction on the part of the Servicer in accordance with such written instructions shall be deemed to be in the best interests of the Certificate Insurer and the Certificateholders. If no written response is received within five (5) Business Days of receipt by the Certificate Insurer of such request for approval, the Servicer may advance or not advance in accordance with the second preceding sentence without liability to the Certificateholders or the Certificate Insurer. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the principal amount of the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

                 Section 5.14 Nonrecoverable Advances.

                 Notwithstanding anything herein to the contrary, no Servicing Advance or Monthly Advance shall be made hereunder if the Servicer determines that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance. Any such determination and the related notice shall be made no later than the 28th day of any given month. The Servicer shall provide to the Certificate Insurer access to the Mortgage File with respect to any Mortgage Loan for which such determination has been made, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

                         AND THE TRUST CERTIFICATEHOLDER

                  Section 6.01 Establishment of Simple Interest Excess Sub-Account; Deposits in Simple Interest Excess Sub-Account.

                  No later than the Closing Date, the Trustee will establish and maintain a sub-account of the Certificate Account, which shall be an Eligible Account, titled "Simple Interest Excess Sub-Account, Bankers Trust Company of California, N.A., as trustee for the registered holders of Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R". The Trustee shall, on each Remittance Date, transfer to the Simple Interest Excess Sub-Account all Net Simple Interest Excess, if any, for such Remittance Date.

                  Section 6.02 Permitted Withdrawals from the Simple Interest Excess Sub- Account.


                  The Trustee shall withdraw amounts on deposit in the Simple Interest Excess Sub-Account on the third Business Day prior to each Remittance Date in accordance with Section 6.09 for deposit in the Certificate Account and shall invest amounts on deposit in the Simple Interest Excess Sub-Account in Permitted Instruments pursuant to Section 6.04.

                  The Trustee shall distribute 90% of the balance in the Simple Interest Excess Sub-Account on the Remittance Date occurring in March of each year first, to the Servicer to the extent of any Servicing Fees applied to pay Net Simple Interest Shortfalls and not previously reimbursed and second, to the Class R Certificateholders. Such distributions shall be deemed to be made on a first-in first-out basis.

                  The Trustee shall clear and terminate the Simple Interest Excess Sub-Account upon the termination of this Agreement and distribute any funds remaining therein first, to the Servicer to the extent of any advances made with respect to Net Simple Interest Shortfalls and not previously reimbursed and second, to the Class R Certificateholders.

                  Section 6.03 No Liability for Early Repayment.

                  None of the Certificate Insurer, the Trust Fund, the Trustee, the Originator, the Depositor or the Servicer will be liable to any Certificateholder or Holder for any loss or damage incurred by such Certificateholder or Holder as a result of any difference in the rate of return received by such Certificateholder or Holder as compared to the Pass-Through Rate, upon reinvestment of the funds received in connection with any premature repayment of principal on the Certificates, including any such repayment resulting from any prepayment by the Mortgagor, any liquidation of such Mortgage Loan, or any repurchase of or substitution for any Mortgage Loan by the Originator or the Servicer.


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
                  Section 6.04 Investment of Accounts.

                  (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Servicer, in one or more Permitted Instruments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Servicer does not provide investment directions, the Trustee shall invest all Accounts in Permitted Instruments described in paragraph d. of the definition of Permitted Instruments. Except as provided in Section 6.04(e), no such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date (except that if such Permitted Instrument is an obligation of the Trustee, then such Permitted Instrument shall mature not later than such Remittance Date).

                  (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this
Section 6.04 is the cause of such loss or charge.

                  (c) Subject to Section 12.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor and has defaulted thereon or as provided in subsection (b) of this Section 6.04).

                  (d) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in the Certificate Account and the Simple Interest Excess Sub-Account shall be for the benefit of the Servicer as servicing compensation (in addition to the Servicing Fee), and otherwise shall be deposited in the Spread Account, and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Servicer shall deposit in the Certificate Account, the Simple Interest Excess Sub-Account or the Spread Account, as the case may be, the amount of any loss incurred in respect of any Permitted Instrument held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefor from its own funds. Income or gain from Permitted Instruments held in the Spread Account shall be deposited into the Spread Account.

                  (e) Amounts on deposit in the Spread Account may be invested in accordance with the following restrictions on maturity:

                  (1) as of any date of determination, no less than the greater of (i) an amount equal to 33% times the Base Spread Account Requirement and (ii) an amount equal to the sum of the aggregate Principal Balances of Mortgage Loans that have converted to REO Properties and Mortgage Loans in foreclosure, but, in the case of both clauses (i) and (ii) hereof, in no event more than the Base Spread Account Requirement, shall mature no later than the Business Day immediately preceding the next Remittance Date; and

                  (2) as of any date of determination, no more than the greater of (i) an amount equal to 33% times the Base Spread Account Requirement and (ii) an amount equal to the sum of the aggregate Principal Balances of Mortgage Loans that have converted to REO Properties and an amount equal to 33% times the aggregate Principal Balances of Mortgage Loans that are 90 or more days delinquent (including Mortgage Loans in foreclosure), but, in the case of both clauses (i) and (ii) hereof, in no event more than the Base Spread Account Requirement, may mature no later than the Business Day immediately preceding the second succeeding Remittance Date; and

                  (3) as of any date of determination, the excess of the amounts on deposit in the Spread Account over the amounts described in Section 6.04(e)(1) and (2) may mature no later than the Business Day next preceding the third succeeding Remittance Date;

provided, however, that upon approval in writing by the Certificate Insurer and S&P and which will not, as set forth in writing delivered to the Trustee by Moody's, result in a downgrade of the Class A Certificates by Moody's, amounts on deposit in the Spread Account may mature at a later date than that set forth in clauses (1), (2) and (3) above.

                  Section 6.05 Priority and Subordination of Distributions.

                  (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive distributions in respect of the Class R Certificates shall be subject and subordinate to the preferential rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates and to the Certificate Insurer's rights to be paid the amounts due under Section 6.05(c)(iii), as described herein and distributions on the Class R Certificates are subject and subordinate to the funding and maintenance of the Spread Account in the amount specified herein. In accordance with the foregoing, the ownership interests of the Class R Certificateholders in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Certificateholder shall be required to refund any amount properly distributed to it pursuant to this Agreement.

                  (b) As soon as possible, and in no event later than 12:00 noon New York time on the second Business Day immediately preceding the Remittance Date, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Endorsement to the Class A Certificate Insurance Policy, a copy of which is attached as Exhibit J hereto (the "Class A Notice") in the event that the Class A Available Remittance Amount and the amount in the Spread Account to be deposited in the Certificate Account on the related Remittance Date with respect to the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates pursuant to Section 6.11(b)(i) are insufficient to pay the sum of the Class A-1 Remittance Amount, the Class A-2 Remittance Amount and the Class A-3 Remittance Amount on such Remittance Date. Each Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payments on behalf of the Class A Certificateholders under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payments in the Certificate Account and shall distribute such Insured Payments in accordance with Section 6.05(c) and (d).

                  The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment from the Certificate Insurer and disburse the same to the relevant Holder thereof in accordance with the provisions of this Section 6.05. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to such Class A Certificates, and the Class A-1 Principal Balance, the Class A-2 Principal Balance or the Class A-3 Principal Balance, as the case may be, shall be deemed not reduced for such purposes and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of such Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Certificate Insurer will be subrogated to the rights of the Class A Certificateholders, as applicable, with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be a registered Class A Certificateholder for purposes of payment and shall receive all future Class A-1 Remittance Amounts, Class A-2 Remittance Amounts and Class A-3 Remittance Amounts, as applicable, until all such Insured Payments by the Certificate Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee and on any Class A Certificates surrendered for payment upon receipt from the Certificate Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Payments made by it, the Certificate Insurer shall be paid before payment of the balance of the Class A-1 Remittance Amount, the Class A-2 Remittance Amount and the Class A-3 Remittance Amount, as applicable, is made to the other Holders of the Class A-1 Certificates, the Class A-2 Certificates or Class A-3 Certificates, as applicable, subject to the following paragraph.

                  It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Remittance Date for amounts previously paid by it unless on such Remittance Date, the Class A-1 Certificateholders, the Class A-2 Certificateholders and the Class A-3 Certificateholders shall also have received the full amount of the Class A-1 Remittance Amount, the Class A-2 Remittance Amount or the Class A-3 Remittance Amount, as applicable, for such Remittance Date.

                  The Trustee shall keep a complete and accurate record of the amount of Insured Payments and the Certificate Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

                  The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Holder, by its purchase of Class A Certificates, and the Trustee hereby agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights


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
of the Trustee and each such Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such Preference Claim. Insured Payments paid by the Certificate Insurer to the Trustee shall be received by the Trustee, as agent to the Certificateholders. The Trustee is not permitted to make a claim on the Trust Fund or on any Certificateholder for payments made to Certificateholders under either Certificate Insurance Policy which are characterized as preference payments by any Bankruptcy Court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such Bankruptcy Court.

         (c) On each Remittance Date the Trustee shall withdraw from the Certificate Account the Class A Available Funds and make distributions thereof, based on the information provided in the most recent Trustee's Remittance Report, in the following order of priority to the extent available:

                  (i) without regard to priority, to the Class A-1 Certificateholders, an amount equal to the Class A-1 Interest Remittance Amount, to the Class A-2 Certificateholders, an amount equal to the Class A- 2 Interest Remittance Amount and to the Class A-3 Certificateholders, an amount equal to the Class A-3 Interest Remittance Amount;

                  (ii)   then, pro rata:

                         (A) the Combined Percentage of the Class A Principal Remittance Amount will be distributed sequentially, (1) to the Class A-1 Certificateholders, to reduce the Class A-1 Principal Balance until the Class A-1 Principal Balance is zero, in an amount equal to the sum of
                               (a) the Class A-1 Principal Remittance Amount and
                               (b) the Class A-1 Carry-Forward Amount, and (2) after the Class A-1 Principal Balance has been reduced to zero, to the Class A-2 Certificateholders, to reduce the Class A-2 Principal Balance until the Class A-2 Principal Balance is zero, in an amount equal to the sum of
                               (a) the Class A-2 Principal Remittance Amount and
                               (b) the Class A-2 Carry-Forward Amount and

                         (B) the Class A-3 Percentage of the Class A Principal Remittance Amount will be distributed to the Class A-3 Certificateholders, to reduce the Class A-3 Principal Balance until the Class A-3 Principal Balance is zero, in an amount equal to the sum of (a) the Class A-3 Principal Remittance Amount and (b) the Class A-3 Carry-Forward Amount;

                  (iii) then to the Certificate Insurer an amount equal to the sum of (1) the product of (a) one-twelfth of the Premium Percentage multiplied by (b) the sum of the outstanding Class A-1 Certificate Principal Balance, the outstanding Class A-2 Certificate Principal

                         Balance and the outstanding Class A-3 Certificate Principal Balance before giving effect to distributions to be made on such Remittance Date, (2) any Class A-1, Class A-2 or Class A-3 Carry-Forward Amount (as defined below) to the extent of previous Insured Payments, and
                         (3) any I and I Payments;

                  (iv) then to the Servicer and/or the Originator, an amount equal to the Reimbursable Amounts not previously reimbursed;

                  (v) then to the Servicer, an amount equal to Nonrecoverable Advances not previously reimbursed;

                  (vi) then to the Spread Account, the Monthly Excess Spread Amount; and

                  (vii) then to the Class R Certificateholders, the balance, if any.

         (d) All distributions made to the Class A-1 Certificateholders, the Class A-2 Certificateholders, the Class A-3 Certificateholders or the Class R Certificateholders as a Class on each Remittance Date will be made on a pro rata basis among the Certificateholders on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if, in the case of a Class A Certificateholder, such Certificateholder shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have provided complete wiring instructions at least five Business Days prior to the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

         Section 6.06 Failure to Make Insured Payment.

         If as of any Remittance Date the Certificate Insurer fails to make Insured Payments and there are insufficient funds to pay the Class A-1 Certificateholders the Class A-1 Remittance Amount, the Class A-2
Certificateholders the Class A-2 Remittance Amount and the Class A-3 Certificateholders the Class A-3 Remittance Amount, the Class A Available Funds shall be distributed by the Trustee to the Class A Certificateholders in proportion to their respective Percentage Interests.

         Section 6.07 Statements.

         Not later than 12:00 noon California time on the fourth Business Day following each Record Date, the Servicer shall deliver to the Trustee a computer tape containing the information set forth on Exhibit O as to each Mortgage Loan as of such Record Date and such other information as the Trustee shall reasonably require. Not later than 12:00 noon California time on the Determination Date the Trustee shall deliver to the Servicer, to the Certificate Insurer and to the Depositor, by telecopy, a statement (the "Trustee's Remittance Report") containing the information set forth below with respect to the succeeding Remittance Date:

         (i) The Class A Available Remittance Amount for the related Remittance Date;


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
         (ii) The Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate and the Class A-3 Pass-Through Rate for the related Remittance Date;

         (iii) The Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, and the Pool Principal Balance as reported in the prior Trustee's Remittance Report pursuant to subclause (xiii) below, or, in the case of the first Determination Date, the Original Class A-1 Principal Balance, the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance and the Original Pool Principal Balance;

         (iv) The number and Principal Balances of all Mortgage Loans that were the subject of Principal Prepayments during the Due Period;

         (v) The amount of all Curtailments that were received during the Due Period;

         (vi) The principal portion of all Monthly Payments received during the Due Period;

         (vii) The amount of interest received on the Mortgage Loans;

         (viii) The amount of the Monthly Advances and the Compensating Interest payment to be made on the Determination Date;

         (ix) The delinquency and foreclosure information set forth in the form attached hereto as Exhibit L;

         (x) The Class A-1 Principal Remittance Amount, the Class A-2 Principal Remittance Amount and the Class A-3 Principal Remittance Amount for the Remittance Date with the components thereof stated separately and the Class A-1 Interest Remittance Amount, the Class A-2 Interest Remittance Amount and the Class A-3 Interest Remittance Amount for the Remittance Date, stating separately the components of any Mortgage Loan Interest Shortfall;

         (xi) The amount of the Class A Insured Payments, if any, to be made on the Remittance Date;

         (xii) The amount to be distributed to the Class R Certificateholders for the Remittance Date;

         (xiii) The Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance and the Pool Principal Balance after giving effect to the distribution to be made on the Remittance Date;

         (xiv) The weighted average remaining term to maturity of the Mortgage Loans and the weighted average Mortgage Interest Rate;

         (xv) The Servicing Fee and the amount to be paid to the Certificate Insurer pursuant to Section 6.05;


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
         (xvi) The amount of all payments or reimbursements to the Servicer pursuant to Section 5.04 (ii), (iv), (v), (vi) and (viii);

         (xvii) The Class A-1 Pool Factor after giving effect to the distribution to be made on the Remittance Date, computed to seven (7) decimal places;

         (xviii) The Class A-2 Pool Factor after giving effect to the distribution to be made on the Remittance Date, computed to seven (7) decimal places;

         (xix) The Class A-3 Pool Factor after giving effect to the distribution to be made on the Remittance Date, computed to seven (7) decimal places;

         (xx) The amount, if any, transferred from the Simple Interest Excess Sub-Account to the Certificate Account pursuant to Section 6.02 and from the Spread Account to the Certificate Account pursuant to Section 6.11;

         (xxi) The percentage of the Excess Spread used to determine the Monthly Excess Spread Amount, the Excess Spread and the Remainder Excess Spread Amount allocable to Reimbursable Amounts and Class R Certificateholders pursuant to Section 5.04(vi), the Spread Account Excess and the allocation of the Spread Account Excess to Reimbursable Amounts, Monthly Advances and Class R Certificateholders pursuant to Section 6.11;

         (xxii) The amounts which are reimbursable to the Servicer or the Originator, as appropriate, pursuant to Sections 6.05(c)(iv) and (v);

         (xxiii) The number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

         (xxiv) The amounts on deposit in the Spread Account and the Simple Interest Excess Sub-Account and the monthly withdrawals therefrom;

         (xxv) The amount of the distributions and the income received on any residual interests held in the Residual Trust Fund during the Due Period;

         (xxvi) The amount to be distributed to the Trust Certificateholder and the disposition of any Collateral (as defined in the Pledge Agreement) comprising the Residual Trust Fund under the Pledge Agreement during the Due Period;

         (xxvii) The amount remaining in the Trust Certificate Account after all distributions and dispositions described in (xxv) and (xxvi) above; and

         (xxviii) The number and Principal Balance of all Mortgage Loans that were Liquidated Mortgage Loans during the Due Period.

         The Trustee shall forward such report to the Certificateholders, the Servicer and to Moody's and S&P on the Remittance Date. The Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

                  To the extent that there are inconsistencies between the Trustee's Remittance Report received prior to the Remittance Date and the Trustee's Remittance Report received on the Remittance Date, the Servicer, the Depositor and the Certificate Insurer may rely upon the latter.

                  In the case of information furnished pursuant to subclauses
(iii), (xiii) and (xx) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

                  (a) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vii) and
(xx) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

                  (b) On each Remittance Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Remittance Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Remittance Date together with such other information as the Trustee deems necessary or appropriate.

                  (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

                  (d) Upon reasonable advance notice in writing, the Servicer will provide to each Class A Certificateholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Mortgage Loans sufficient to permit such Class A Certificateholders to comply with applicable regulations of the Federal Deposit Insurance Corporation or other regulatory authorities with respect to investment in the Class A Certificates.

                  (e) The Servicer and the Trustee shall furnish to each Certificateholder and to the Certificate Insurer, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder or the Certificate Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder or the Certificate Insurer, as the case may be, may reasonably require; provided, that the Servicer and the Trustee shall be entitled to be reimbursed by such Certificateholder or


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
the Certificate Insurer, as the case may be, for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

                  (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent required by law or to S&P, Moody's, the Certificate Insurer's reinsurers, parent, regulators, liquidity providers and auditors, provided that the Certificate Insurer shall attempt in good faith to cause such additional Persons to acknowledge in writing the foregoing restrictions, and in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes or lists of Certificateholders shall use the information therein for the purpose of soliciting the customers of the Originator or for any other purpose except as set forth in this Agreement.

                  Section 6.08  Advances by the Servicer.

                  Not later than the close of business on the third Business Day prior to the Remittance Date, the Servicer shall remit to the Trustee for deposit in the Certificate Account an amount (as indicated in the Trustee's Remittance report prepared pursuant to Section 6.07), to be distributed on the related Remittance Date pursuant to Section 6.05, equal to the sum of (a) the interest accrued on each Mortgage Loan through the related Due Date, but not received as of the close of business on the last day of the related Due Period (net of the Servicing Fee) and (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property, at the Mortgage Interest Rate (net of the Servicing Fee) for the most recently ended Due Period for the related Mortgage Loan over the net income from the REO Property transferred to the Certificate Account for such Remittance Date pursuant to Section 5.10, such sum being defined herein as the "Monthly Advance".

                  Section 6.09  Compensating Interest.

                  Not later than the close of business on the third Business Day prior to the Remittance Date, the Servicer shall remit to the Trustee for deposit into the Certificate Account an amount equal to the lesser of (A) the sum of (i) the aggregate of the Prepayment Interest Shortfalls for the related Remittance Date resulting from Principal Prepayments during the related Due Period and (ii) the Net Simple Interest Shortfall for the related Due Period and
(B) its aggregate Servicing Fees received in the related Due Period and, with respect to clause (i) of this paragraph, shall not have the right to reimbursement therefor. The Servicer may instruct the Trustee to pay all or a portion of Net Simple Interest Shortfalls out of amounts on deposit in the Simple Interest Excess Sub-Account.

                  Section 6.10 Reports of Foreclosure and Abandonment of Mortgaged Property.

                  Each year after the Closing Date, the Servicer shall make the reports of foreclosures and abandonments of any Mortgaged Property required by
Section 6050J of the Code, and promptly provide a copy of such reports to the Trustee.


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
                  Section 6.11 Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals from Spread Account.

                  (a) No later than the Closing Date, the Trustee will establish and maintain for the benefit of the Certificateholders and the Certificate Insurer an Eligible Account titled "Spread Account, Bankers Trust Company of California, N.A., as trustee for the registered holders of Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R." The Spread Account shall be an "outside reserve fund" under applicable Treasury regulations and will not be part of the REMIC. The Spread Account (including any investment earnings thereon) will be owned by the Class R Certificateholders and amounts transferred from the REMIC to the Spread Account will be treated as amounts distributed by the REMIC to the Class R Certificateholders and will be taxable to such Holders. Except as set forth in clause (c) of this Section 6.11, the Trustee shall, promptly upon receipt, deposit into the Spread Account and retain therein:

                    (i) on each Remittance Date, the Monthly Excess Spread Amount transferred by the Trustee pursuant to Section 6.05(c)(vi); and

                    (ii) upon receipt, amounts required to be deposited or to be paid by the Servicer pursuant to Section 6.04(d) and (e) in connection with losses and gains on investments of amounts in the Spread Account.

                  (b) Amounts on deposit in the Spread Account shall be withdrawn on each Remittance Date by the Trustee in the following order of priority:

                    (i) For deposit in the Certificate Account, an amount equal to the lesser of:

                          (A)     the Aggregate Class A Shortfall; and

                          (B) the total amount available to be transferred from the Spread Account, to be applied

                                  (1) for the benefit of the Class A-1
                          Certificateholders, an amount equal to the product of
                          (a) the total amount available to be transferred from the Spread Account on such Remittance Date and (b) a fraction, the numerator of which is the sum of (i) the Class A-1 Principal Shortfall and (ii) the Class A-1 Interest Shortfall, and the denominator of which is the Aggregate Class A Shortfall;

                                  (2) for the benefit of the Class A-2
                          Certificateholders, an amount equal to the product of
                          (a) the total amount available to be transferred from the Spread Account on such Remittance Date and (b) a fraction, the numerator of which is the sum of (i) the Class A-2 Principal Shortfall and (ii) the Class A-2 Interest Shortfall, and the denominator of which is the Aggregate Class A Shortfall; and

                                  (3) for the benefit of the Class A-3
                          Certificateholders, an amount equal to the product of
                          (a) the total amount available to be transferred from the Spread Account on such Remittance Date and (b) a


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
                          fraction, the numerator of which is the sum of (i) the Class A-3 Principal Shortfall and (ii) the Class A-3 Interest Shortfall, and the denominator of which is the Aggregate Class A Shortfall.

                   (ii) to the extent that the amount then on deposit in the Spread Account exceeds the Base Spread Account Requirement as of such Remittance Date (such excess, a "Spread Account Excess"), an amount equal to such Spread Account Excess shall be paid to the Servicer and/or the Originator to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders;

and also, in no particular order of priority:

                   (iii) to invest amounts on deposit in the Spread Account in Permitted Instruments pursuant to Section 6.04(e);

                   (iv) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error; and

                   (v) to clear and terminate the Spread Account upon the termination of this Agreement and, upon such termination, to pay the balance, if any, to the Class R Certificateholders.

                   (c) On the Remittance Date on which all amounts due have been paid to the Class A Certificateholders including the Certificate Insurer as subrogee of the Class A Certificate-holders, and all I&I Payments have been paid to the Certificate Insurer, the Trustee, after making any withdrawals from the Spread Account required pursuant to the preceding paragraph, shall:

                   (i) clear and terminate the Spread Account, liquidate any investments therein and pay any uninvested funds therein or the proceeds of such liquidation to the Servicer and/or the Originator to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders;

                   (ii) pay future receipts of the Excess Spread to the Servicer and/or the Originator to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

                   Section 6.12 Administration of the Residual Trust Fund.

                   The Trustee shall deposit into the Trust Certificate Account as defined in the 1994-4 Pooling and Servicing Agreement, immediately after receipt, each distribution received by the Trustee in respect of the Class R Certificate.


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
                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

                  Section 7.01 Assumption Agreements.

                  When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Certificate Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note; provided, however, that the Servicer shall have no liability under this Section 7.01 if the Certificate Insurer fails to respond to notice by the Servicer of a proposed substitution within two (2) Business Days of receipt thereof by the Certificate Insurer provided that the Servicer acts in accordance with the servicing standards set forth in this Agreement. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Certificate Insurer, which original shall be added by the Trustee to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files.

                  The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificate Insurer or the Certificateholders may have under the mortgage instruments without the consent of the Certificate Insurer; provided, however that the Servicer shall have no liability under this Section 7.02 if the Certificate Insurer fails to respond to notice by the Servicer of a proposed satisfaction, release or other action within two (2) Business Days of receipt thereof by the Certificate Insurer. The Servicer shall maintain the Fidelity Bond as provided for in


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
Section 5.09 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by an Officers' Certificate in the form of Exhibit H attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 5.03 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Trustee, shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation and shall not be chargeable to the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a certificate in the form of Exhibit H attached hereto, signed by a Servicing Officer, a copy of which certificate shall be delivered by the Servicer to the Certificate Insurer, release the related Trustee's Mortgage File to the Servicer, and the Trustee shall execute such documents at the Servicer's direction as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer a copy of which certificate shall be delivered by the Servicer to the Certificate Insurer, certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer (a copy of which certificate shall be delivered by the Servicer to the Certificate Insurer) stating that such Mortgage Loan was liquidated and that all amounts to be received in connection with such liquidation which are required to be deposited to the Certificate Account have been deposited (or that such Mortgage Loan has become an REO Property), the servicing receipt shall be released by the Trustee to the Servicer.

                  Upon written request of a Servicing Officer (a copy of which certificate shall be delivered by the Servicer to the Certificate Insurer), the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or the Trustee's role in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate (a copy of which certificate shall be delivered by the Servicer to the Certificate Insurer), of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not


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
invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Trustee's receipt of such certificate or documents. Such certificate or documents shall represent that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Certificate Account.

                  Section 7.03 Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled, subject to Section 6.09, to be paid from the Certificate Account or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, release fees, bad check charges, any other servicing-related fees, net liquidation proceeds not otherwise required to be deposited in the Certificate Account pursuant hereto, earnings paid on Permitted Instruments, and Excess Proceeds shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Account or the Spread Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                  Section 7.04 Annual Statement as to Compliance.

                  The Servicer will deliver to the Certificate Insurer, the Trustee, S&P and Moody's, not later than the last day of the fifth month following the end of the Servicer's fiscal year, which currently ends on December 31, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default. The first such Officer's Certificate shall be delivered by the Servicer in 1997. The Servicer shall promptly notify the Certificate Insurer, the Trustee, S&P and Moody's promptly upon any change in the basis on which its fiscal year is determined.

                  Section 7.05 Annual Independent Public Accountants' Servicing Report.

                  Not later than the last day of the fifth month following the end of the Servicer's fiscal year which currently ends on December 31, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish a letter or letters to the Certificate Insurer, the Trustee, S&P & Moody's to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Attestation Program for


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
Mortgage Bankers, and stating such firm's conclusions relating thereto. The first such letter or letters shall be delivered by the Servicer in 1997.

                  Section 7.06 Certificateholder's, Trustee's and Certificate Insurer's Right to Examine Servicer Records.

                  Each Certificateholder, the Trustee and the Certificate Insurer shall have the right upon reasonable prior notice and at its own expense, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

                  Section 7.07 Optional Purchase of Defaulted Mortgage Loans.

                  Any affiliate of the Originator, in its sole discretion, shall have the right to elect (by written notice sent to the Servicer, the Trustee and the Certificate Insurer) to purchase for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent in the manner and at the price specified in Section 2.03(b) except that the amount described in clause (ii)(B) of Section 2.03(b) shall in no case be net of the Servicing Fee. The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Trustee's Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                  Notwithstanding the foregoing, unless the Certificate Insurer consents, any such affiliate of the Originator may only exercise its option pursuant to this Section 7.07 with respect to the Mortgage Loan or Mortgage Loans that have been delinquent for the longest period at the time of such repurchase. Any request by such affiliate to the Certificate Insurer for consent to repurchase Mortgage Loans that are not the most delinquent shall be accompanied by a description of the Mortgage Loans that have been delinquent longer than the Mortgage Loan or Mortgage Loans such affiliate proposes to repurchase. If the Certificate Insurer fails to respond to such request within 10 Business Days after receipt thereof, such affiliate may repurchase the Mortgage Loan or Mortgage Loans proposed to be repurchased without the consent of, or any further action by, the Certificate Insurer.


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
                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

                  Section 8.01 Financial Statements.

                  The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied or unreasonably delayed. Such annual audited financial statements also shall be made available to the Certificate Insurer upon request.

                  The Servicer also agrees to make available on a reasonable basis to any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying such prospective Certificateholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.


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
                                   ARTICLE IX

                                  THE SERVICER

                  Section 9.01 Indemnification; Third Party Claims.

                  (a) The Servicer agrees to indemnify and to hold each of the Depositor, the Trustee, the Originator, the Certificate Insurer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor, the Trustee, the Originator, the Certificate Insurer and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. Each indemnified party and the Servicer shall immediately notify the other indemnified parties if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor, the Servicer, the Trustee, the Originator, the Certificate Insurer and/or Certificateholder in respect of such claim. The Trustee shall reimburse the Servicer in accordance with Section 6.05(c) hereof for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgages in compliance with the terms of this Agreement.

                  (b) The Trustee may, if necessary, reimburse the Servicer from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to Section 4.05(a)(ii) of the Purchase Agreement, except when the claim relates directly to the failure of the Servicer, if it is, or is an affiliate of, the Originator, to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Originator to perform its duties in compliance with the terms of this Agreement.

                  (c) The Trustee shall reimburse the Originator in accordance with Section 6.05(c) for all amounts advanced by the Originator pursuant to the second sentence of Section 4.05(a)(ii) of the Purchase Agreement except when the relevant claim relates directly to the failure of the Originator to perform its duties in compliance with the terms of the Purchase Agreement.

                  Section 9.02 Merger or Consolidation of the Servicer.

                  The Servicer will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000, a Permitted Transferee and in all events shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.


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
                  Section 9.03 Limitation on Liability of the Servicer and
Others.

                  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action that is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

                  Section 9.04 Servicer Not to Resign.

                  The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Originator (if the Originator is not the Servicer), the Certificate Insurer and the Trustee or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without the incurrence, in the reasonable judgment of the Certificate Insurer, of unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Originator (if the Originator is not the Servicer), the Depositor and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section
10.02. The Servicer shall promptly notify Moody's and S&P of its intention to resign pursuant to this Section 9.04.


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
                                    ARTICLE X

                                     DEFAULT

                  Section 10.01 Events of Default.

                  (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

                  (i) (A) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the sum of the Class A-1 Interest Remittance Amount, the Class A-2 Interest Remittance Amount and the Class A-3 Interest Remittance Amount; or (B) any other failure by the Servicer to remit to the Trustee any payment required to be made by the Servicer under the terms of this Agreement which continues unremedied for one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer and the Certificate Insurer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or Certificateholders of Class A Certificates evidencing Percentage Interests of at least 25%; or

                  (ii) the failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                  (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                  (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                  (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, (x) with respect solely to clause
(i)(A) above, if such Monthly Advance is not made by 12:00 Noon New York time on the second Business Day prior to the applicable

Remittance Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and to the Certificate Insurer and the Trustee shall terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Monthly Advance and assume, pursuant to Section 10.02 hereof, the duties of a successor Servicer; and (y) in the case of clauses (i)(B), (ii), (iii), (iv) and (v) above, the Trustee shall, at the direction of the Certificate Insurer or the Majority Certificateholders, by notice in writing to the Servicer and a Responsible Officer of the Trustee and subject to the prior written consent of the Certificate Insurer, in the case of any removal at the direction of the Majority Certificateholders, and in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee approved by the Certificate Insurer and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to each Principal and Interest Account or thereafter received with respect to the Mortgage Loans.

                  The Trustee shall promptly notify Moody's and S&P of the occurrence of an Event of Default.

                  (c) The Servicer hereby covenants and agrees to act as the Servicer under this Agreement for an initial term from the Closing Date to June 30, 1996, which term shall be extendable by the Certificate Insurer by notice to the Trustee for successive terms of three (3) calendar months each, until the termination of the Trust Fund pursuant to Article XI. Each such notice of extension (a "Servicer Extension Notice") delivered by the Certificate Insurer to the Trustee shall be promptly delivered by the Trustee to the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound for the duration of the term covered by such Notice to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Trustee agrees that if as of the fifteenth (15th) day prior to the last day of any term of the Servicer the Trustee shall not have received any Servicer Extension Notice from the Certificate Insurer, the Trustee will, within five (5) days thereafter, give written notice of such non-receipt to the Certificate Insurer and the Servicer.

                  Section 10.02 Trustee to Act: Appointment of Successor.

                  On and after the time the Servicer receives a notice of termination pursuant to Section 10.01, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04, or the Servicer is removed as servicer pursuant to Article X or the Servicer's term is not extended pursuant to Section 10.01(c), in which event the Trustee shall


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promptly notify Moody's and S&P, except as otherwise provided in Section 10.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Trustee shall not be liable for any actions or the representations and warranties of any servicer prior to it and including, without limitation, the obligations of the Depositor or the Originator set forth in Sections 2.02 and
3.03. The Trustee shall be obligated to pay compensating interest pursuant to
Section 6.09 in any event and to make advances pursuant to Section 5.02, 5.05, 5.07, 6.08, 5.10 or 5.13 unless, and only to the extent the Trustee determines in its business judgment that such advances would be a Nonrecoverable Advance. As compensation therefor, the Trustee, or any successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the Certificate Account pursuant to Section 5.04 or Section 6.05(c)(iv) and 6.05(c)(v) if the Servicer had continued to act as servicer hereunder, together with other Servicing Compensation.

                  Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders with the consent of the Certificate Insurer or the Certificate Insurer so requests in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer that has a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be no more than the aggregate Servicing Fees, together with other Servicing Compensation. In the event the Trustee is required to solicit bids as provided herein, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to no more than the full amount of the aggregate Servicing Fees as servicing compensation, together with the other Servicing Compensation. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Monthly Advances owed to the Trustee. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts that then have been or should have been deposited in the Certificate Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer


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shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Trustee and the Certificate Insurer shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to the Certificate Insurer and to each Certificateholder. The Trustee shall not resign as servicer until a successor servicer reasonably acceptable to the Certificate Insurer has been appointed.

                  Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other Servicing Compensation. The Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Section 10.03 Waiver of Defaults.

                  The Majority Certificateholders may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this
Article X; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to S&P and Moody's.

                  Section 10.04 Rights of the Certificate Insurer to Exercise Rights of Class A Certificateholders.

                  By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the Holder of the Class A Certificates of the related Class for all purposes (other than with respect to payment on the Certificates) and shall have the right to exercise all rights of such Certificateholders under this Agreement and under the related Class A Certificates without any further consent of such Certificateholders, including, without limitation:

                  (a) the right to require the Originator to repurchase Mortgage Loans pursuant to Section 2.03 or 3.03 hereof;

                  (b) the right to give notices of breach or to terminate the rights and obligations of the Servicer as servicer pursuant to Section
         10.01 hereof and to consent to or direct waivers of Servicer defaults pursuant to Section 10.03 hereof;


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                  (c) the right to direct the actions of the Trustee during the continuance of a Servicer default pursuant to Sections 10.01 and 10.02 hereof;

                  (d) the right to institute proceedings against the Servicer pursuant to Section 10.01 hereof;

                  (e) the right to direct the Trustee to investigate certain matters pursuant to Section 12.02(v) hereof;

                  (f) the right to remove the Trustee pursuant to Section 12.07 hereof;

                  (g) the right to direct foreclosures upon the failure of the Servicer to do so in accordance with this Agreement; and

                  (h) any rights or remedies expressly given the Majority Certificateholders.

In addition, each Certificateholder agrees that, subject to Section 13.02, unless a Certificate Insurer Default exists, the rights specifically enumerated above may only be exercised by the Certificateholders with the prior written consent of the Certificate Insurer.

                  Section 10.05 Trustee To Act Solely with Consent of the Certificate Insurer.

                  Unless a Certificate Insurer Default exists, the Trustee shall not, without the Certificate Insurer's consent or unless directed by the Certificate Insurer:

                  (a) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 10.01 hereof;

                  (b) agree to any amendment pursuant to Article XIII hereof, provided however that such consent shall not be unreasonably withheld; or

                  (c) undertake any litigation.

                  The Certificate Insurer may, in writing and in its sole discretion renounce all or any of its rights under Sections 10.04, 10.05 or
10.06 or any requirement for the Certificate Insurer's consent for any period of time.

                  Section 10.06 Mortgage Loans, Trust Fund and Accounts Held for Benefit of the Certificate Insurer.

                  The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.


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                  The Servicer hereby acknowledges and agrees that it shall
service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

                  Section 10.07 Certificate Insurer Default.

                  Notwithstanding anything elsewhere in this Agreement or in the Certificates to the contrary, if a Certificate Insurer Default exists, or if and to the extent the Certificate Insurer has delivered its written renunciation of its rights, the provisions of this Article X and all other provisions of this Agreement which (a) permit the Certificate Insurer to exercise rights of the Certificateholders, (b) restrict the ability of the Certificateholders, the Servicer or the Trustee to act without the consent or approval of the Certificate Insurer, (c) provide that a particular act or thing must be acceptable to the Certificate Insurer, (d) permit the Certificate Insurer to direct (or otherwise to require) the actions of the Trustee, the Servicer or the Certificateholders, (e) provide that any action or omission taken with the consent, approval or authorization of the Certificate Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder or (f) which have a similar effect, shall be of no further force and effect and the Trustee shall administer the Trust Fund and perform its obligations hereunder solely for the benefit of the Holders of the Certificates. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Certificate Insurer from any obligation or liability it may have to any party or to the Certificateholders hereunder, under any other agreement, instrument or document (including, without limitation, the Certificate Insurance Policy) or under applicable law.


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                                   ARTICLE XI

                                   TERMINATION

                  Section 11.01 Termination.

                  (a) Subject to Section 11.02, this Agreement shall terminate as to the Trust Fund upon notice to the Trustee of either: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (ii) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. This Agreement shall terminate as to the Residual Trust Fund upon the earlier of (i) the final distribution or other disposition with respect to the Residual Trust Fund; (ii) the payment in full of all obligations secured by the Pledge Agreement or (iii) the consent of the Certificate Insurer. Provided, however, that in no event shall the Trust or the Residual Trust Fund established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

                  (b) In addition, subject to Section 11.02, the Servicer may, at its option, terminate this Agreement as to the Trust Fund on any date on which the Pool Principal Balance is less than 5% of the Original Pool Principal Balance by purchasing, on the next succeeding Remittance Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (x) the greater of (i) 100% of the Principal Balance of each outstanding Mortgage Loan and each REO Property, and (ii) the fair market value (disregarding accrued interest) of the Mortgage Loans and REO Properties, determined as the average of three written bids (copies of which shall be delivered to the Trustee and the Certificate Insurer by the Servicer) made by nationally recognized dealers and based on a valuation process which would be used to value comparable mortgage loans and REO property, and (y) the greater of (a) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (b) 30 days' interest on the Mortgage Loans equal to the Mortgage Interest Rate net of the Servicing Fee and (z) any unreimbursed amounts due to the Certificate Insurer under this Agreement and any I&I Payments (the "Termination Price"). Any such purchase shall be accomplished by deposit into the Certificate Account of the Termination Price.

                  (c) If on any Remittance Date, (i) the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than funds in the Certificate Account or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Servicer shall send a final distribution notice promptly to each such Certificateholder in accordance with paragraph (d) below.

                  (d) Notice of any final distribution on a Class of Certificates, or any termination of the Trust Fund or Residual Trust Fund, specifying the date upon which the applicable Certificateholders or Trust Certificateholder shall surrender their Certificates or Trust Certificate, as the case may be, to the Trustee for payment of the final distribution and cancellation and, if applicable, the date upon which the Trust Fund or Residual Trust Fund will terminate, shall be given promptly by the Servicer by letter to such Certificateholders or the Trust Certificateholder, as the case may be, mailed during the month of such final distribution before


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the Determination Date in such month. In the case of termination of the Trust
Fund or a final distribution on a Class of Certificates, notice shall be given by the Servicer specifying (i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Servicer shall give such notice to the Trustee therein specified. The Servicer shall give such notice to the Trustee at the time such notice is given to Certificateholders. The obligations of the Certificate Insurer hereunder shall terminate upon the deposit by the Servicer with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above and when the Class A-1, Principal Balance, the Class A-2 Principal Balance and the Class A-3 Principal Balance have been reduced to zero. In the case of termination of the Residual Trust Fund, upon the Trustee's receipt from the Servicer of notice of termination specified above, notice shall be given by the Trustee to the Trust Certificateholder and the Certificate Insurer (i) specifying the date on which the final distribution is anticipated to be made to the Trust Certificateholder; (ii) specifying the amount of any such final distribution, if known; and (iii) stating that the final distribution to the Trust Certificateholder will be made only upon presentation and surrender of the Trust Certificate at the office of the Trustee therein specified.

                  (e) In the event that all of the Certificateholders or the Trust Certificateholder shall not surrender their Certificates or the Trust Certificate, as the case may be, for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer or the Trustee, as applicable, shall give a second written notice to the remaining Certificateholders or Trust Certificateholder to surrender their Certificates or the Trust Certificate, as the case may be, for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates or the Trust Certificate, as the case may be, shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders or the Trust Certificateholder concerning surrender of their Certificates or the Trust Certificate, as the case may be, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates or the Trust Certificate, as the case may be, shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment. If within two years after the second notice the Trust Certificate shall not have been surrendered for cancellation, the Trustee shall pay to the Certificate Insurer all amounts distributable to the Trust Certificateholder and the Certificate Insurer shall thereafter hold such amounts for the benefit of the Trust Certificateholder. No interest shall accrue or be payable to the Trust Certificateholder on any amount held as a result of such Trust Certificateholder's failure to surrender its Trust Certificate for final payment thereof in accordance with this Section 11.01. Thereafter, the Trust Certificateholder shall look only to the Certificate Insurer with respect to any claims on such amounts.

                  Section 11.02 Additional Termination Requirements.

                  (a) In the event that the Servicer exercises its purchase option as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional


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requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the REMIC Trust to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust as defined in Section 860F of the Code or (ii) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

                  (i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the REMIC Trust's final Tax Return pursuant to Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

                  (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Remittance Date, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited (A) to the Class A-1 Certificateholders the Class A-1 Principal Balance, plus one month's interest thereon at the Class A-1 Pass-Through Rate, (B) to the Class A-2 Certificateholders the Class A-2 Principal Balance, plus one month's interest thereon at the Class A-2 Pass-Through Rate, (C) to the Class A-3 Certificateholders the Class A-3 Principal Balance, plus one month's interest thereon at the Class A-3 Pass-Through Rate, (D) to the Certificate Insurer the sum of (1) the Class A-1 Carry-Forward Amount, the Class A-2 Carry-Forward Amount and the Class A-3 Carry-Forward Amount, to the extent such amount represents unreimbursed Class A Insured Payments and (2) I&I Payments and (E) to the Class R Certificateholders, all cash on hand after such payment to the Class A Certificateholders (other than cash retained to meet claims) and the Trust Fund shall terminate at such time.

                  (b) By their acceptance of the Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Certificate Insurer and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

                  Section 11.03  Accounting Upon Termination of Servicer.

                  Upon termination of the Servicer under Article X hereof, the Servicer shall:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in any Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a


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statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the "Servicer" under this Agreement.


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                                   ARTICLE XII

                                   THE TRUSTEE

                  Section 12.01 Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to it. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall take action as it deems appropriate to have the instrument corrected and, if the instrument is not corrected to the Trustee's satisfaction, the Trustee will, at the expense of the Servicer, in the case of an instrument relating to the Trust Fund, or the Trust Certificateholder, in the case of an instrument relating to the Residual Trust Fund, notify the Certificate Insurer and request written instructions as to the action it deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                   (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the


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         Certificate Insurer or with the consent of the Certificate Insurer, the
         Class A Certificateholders holding Class A Certificates evidencing Percentage Interests of at least 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except an Event of Default with respect to the nonpayment of any amount described in Section 10.01(a)(i) or 10.01(a)(ii)), unless a Responsible Officer of the Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default (except a failure to make a Monthly Advance);

                   (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement; and

                  (vi) Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  (b) At any time that the Trustee is required by or permitted to act in its capacity as holder of the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest), or as holder of any other residual interest that hereafter may be transferred to the Residual Trust Fund, the Trustee shall give notice thereof to the Trust Certificateholder and shall act, as holder of the Class R Certificates (other than the portion thereof representing the Tax Matters Person Residual Interest), or as holder of any other residual interest that hereafter may be transferred to the Residual Trust Fund, in accordance with the instructions of the Trust Certificateholder, and shall provide notice of any such action to the Certificate Insurer as provided in Section 13.06 hereof.

                  (c) It is intended that the REMIC Trust formed hereunder shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a REMIC as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee


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covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) and as Tax Matters Person on behalf of the REMIC Trust, and that in such capacities it shall:

                   (i) prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and any other Tax Return required to be filed by the REMIC Trust, using a calendar year as the taxable year for the REMIC Trust;

                  (ii) make, or cause to be made, an election, on behalf of the REMIC Trust, to be treated as a REMIC on the federal tax return of the REMIC Trust for its first taxable year;

                 (iii) prepare and forward, or cause to be prepared and forwarded, to the Trustee, the Certificateholders and to the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions;

                  (iv) to the extent that the affairs of the REMIC Trust are within its control, conduct such affairs of the REMIC Trust at all times that any Certificates are outstanding so as to maintain the status of the REMIC Trust as a REMIC under the REMIC Provisions and any other applicable federal, state and local laws, including, without limitation, information reports relating to "original issue discount," as defined in the Code, based upon the Prepayment Assumption and calculated by using the issue price of the Certificates;

                   (v) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust;

                  (vi) pay the amount of any and all federal, state, and local taxes, including, without limitation, any minimum tax imposed by
         Section 23151(a) and 23153(a) of the California Revenue and Taxation Code upon the Trustee or the Certificateholders in connection with the Trust Fund or the Mortgage Loans, prohibited transaction taxes as defined in Section 860F of the Code, other than any amount due as a result of a transfer or attempted or purported transfer in violation of
         Section 4.02, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee shall be entitled to reimbursement in accordance with Section 12.01(d) hereof;

                 (vii) ensure that any such returns or reports filed on behalf of the Trust Fund by the Trustee are properly executed by the appropriate person;

                (viii) represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust Fund, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any item of the Trust Fund and otherwise act on behalf of the Trust Fund in relation to any tax matter involving the Trust Fund;


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                  (ix) as provided in Section 5.12 hereof, make available
         information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees or (2) on pass-through entities, any interest in which is held by an entity which is not a Permitted Transferee. The Trustee covenants and agrees that it will cooperate with the Servicer in the foregoing matters and that it will sign, as Trustee, any and all Tax Returns required to be filed by the Trust Fund. Notwithstanding the foregoing, at such time as the Trustee becomes the successor Servicer, the holder of the largest percentage of the Class R Certificates shall serve as Tax Matters Person until such time as an entity is appointed to succeed the Trustee as Servicer;

                   (x) make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5)with respect to the "excess inclusions" of such Class R Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
         Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person that is not a Permitted Transferee. Reasonable compensation for providing such information may be accepted by the Trustee; and

                  (xi) pay out of its own funds, without any right of reimbursement, any and all tax related expenses of the Trust Fund (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any Opinion of Counsel required pursuant to Sections 3.03, 5.10 and 11.02 and other than taxes except as specified herein.

                 (xii) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

                             (i) The original projected principal and interest
                      cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

                            (ii) The projected remaining principal and interest
                      cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

                           (iii) The Prepayment Assumption and any interest rate
                      assumptions used in determining the projected principal and interest cash flows described above;


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                            (iv) The original issue discount (or, in the case of
                      the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same, which information shall be provided to the Trustee by the Depositor;

                             (v) The treatment of losses realized with respect
                      to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

                             (vi) The amount and timing of any non-interest
                      expenses of the REMIC;

                             (vii) Any taxes (including penalties and interest)
                      imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes; and

                             (viii) The Trustee shall furnish to the Trust
                      Certificateholder copies of all investment trust returns and statements filed with the Internal Revenue Service relating to the Residual Trust Fund and the Trust Certificateholder, if any, filed since the preceding distribution.

                  (d) In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax (other than any minimum tax imposed by Sections 23151(a) or 23153(a) of the California Revenue and Taxation Code) is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, or otherwise (iii) the Trust Certificateholders. To the extent such tax is chargeable against the Trust Certificateholders, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Trust Certificateholders on any Remittance Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor). Any tax imposed on the Trust Fund by Section 23151 or
Section 23153 of the California Revenue and Taxation Code shall be timely paid by the Trustee out of its own funds without right of reimbursement therefor if such taxes arise from the Trustee's presence in California, and otherwise by the Servicer.

                  (e) It is intended that, together with the Pledge Agreement, the Residual Trust Fund shall not be considered part of the Trust Fund or the REMIC Trust but shall constitute a mere security arrangement for Federal income tax purposes and shall not give rise to an entity separate from the Trust Certificateholder. To this end, the Trust Certificateholder covenants that it shall prepare and deliver to the Trustee its Federal and state tax and information returns as if


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such trust did not exist and the Trust Certificateholder directly held the
Collateral (as defined in the Pledge Agreement) comprising the Residual Trust Fund. The Trustee shall sign and file any and all federal, state or other tax information returns or other related documents on the basis that the Trustee is an agent of the Trust Certificateholder. In this regard, the Trust Certificateholder shall indemnify and hold harmless the Trustee, its officers, directors, employees or agents for any Federal, state or other taxes, penalties, fines, damages or other amounts or expenses incurred as a result of the Trustee taking such position.

                  Section 12.02 Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 12.01:

                   (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                 (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer, any of the Certificateholders or the Trust Certificateholder, pursuant to the provisions of this Agreement, unless such Certificateholders, the Trust Certificateholder or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                   (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or Holders of Class A Certificates evidencing Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require


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         reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                  (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                 (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

                (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund, unless the Trustee shall have received an Opinion of Counsel (at the expense of the Servicer) to the effect that the inclusion of such assets in the Trust Fund will not cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances. The Trustee agrees to indemnify the Trust Fund and the Servicer for any taxes and costs, including any attorney's fees, imposed or incurred by the Trust Fund or the Servicer as a result of the breach of the Trustee's covenants set forth within this subsection (b).

                  Section 12.03 Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein (other than the certificate of authentication on the Certificates and the Trust Certificate) shall be taken as the statements of the Originator or the Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Pledge Agreement, the Certificates, the Trust Certificate (other than the Certificate of Authentication and signature on each) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Servicer. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates or the Trust Certificate issued or intended to be issued hereunder.

                  Section 12.04 Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgor of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

                  Section 12.05 Trustee's Fees and Expenses.

                  The Trustee hereby covenants, for the benefit of the Depositor, that the Trustee shall arrange separately for the payment to the Trustee of all of the Trustee's fees and expenses


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in connection with this Agreement, including, without limitation, all of the
Trustee's fees and expenses in connection with any actions taken by the Trustee pursuant to Section 12.12 hereof. For the avoidance of doubt, the parties hereto acknowledge that it is the intent of the parties that the Depositor shall not pay any of the Trustee's fees and expenses in connection with this transaction. The Trustee shall not be entitled to compensation for any expense, disbursement or advance as may arise from its negligence or bad faith, and the Trustee shall have no lien on the Trust Fund or the Residual Trust Fund for the payment of its fees and expenses. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement, the Certificates or the Trust Certificate, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder or (ii) resulting from any error in any tax or information return prepared by the Servicer. Such indemnification shall survive the termination of this Agreement or the Trustee hereunder. The obligations of the Servicer under this Section 12.05 arising prior to any resignation or termination of the Servicer hereunder shall survive termination of the Servicer and payment of the Certificates and the Trust Certificate, and shall extend to any co-trustee appointed pursuant to this Article XII.

                  Section 12.06 Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be (i) a banking association organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund and the Residual Trust Fund assets on behalf of the Certificateholders and the Trust Certificateholder
(iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits, if any, shall be rated at least BBB by S&P and Baa3 by Moody's (except as provided herein) or such lower long-term deposit rating by S&P as may be approved in writing by the Certificate Insurer and S&P, (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable to the Certificate Insurer as evidenced in writing. If such banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 12.07.

                  Section 12.07 Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Certificate Insurer, all Certificateholders and the Trust Certificateholder. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Depositor, the Certificateholders, the Trust Certificateholder, the Certificate Insurer and the Originator by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.


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                  If at any time the Trustee shall cease to be eligible in
accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by the Servicer or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee and the Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably delayed, a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Depositor, the Certificateholders, the Trust Certificateholder, the Certificate Insurer and the Originator by the Servicer.

                  If the Trustee fails to perform in accordance with the terms of this Agreement, the Majority Certificateholders or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 12.08.

                  Upon any termination of, or appointment of any successor to, the Trustee hereunder, the Trustee shall promptly transfer all of the Tax Matters Person Residual Interest to the successor Trustee.

                  Section 12.08 Successor Trustee.

                  Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Depositor, the Certificate Insurer, the Originator, the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files, the documents and statements related thereto, and the assets of the Residual Trust Fund held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of


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Certificates at their addresses as shown in the Certificate Register, to the
Trust Certificateholder and to Moody's and S&P. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

                  Section 12.09 Merger or Consolidation of Trustee.

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 12.10 Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund, the Residual Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to -act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund or the Residual Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund or the Residual Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 hereunder and no notice to Holders of Certificates or the Trust Certificateholder of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund, the Residual Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its


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instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee, provided that the Trustee appointed such separate trustee or co-trustee with due care. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 12.11 Tax Returns.

                  The Servicer, upon request, will promptly furnish the Trustee with all such information as may be reasonably required in connection with the Trustee's preparation of all Tax Returns of the Trust Fund or for the purpose of the Trustee responding to reasonable requests for information made by Certificateholders in connection with tax matters and, upon request within five
(5) Business Days after its receipt thereof, shall (i) sign on behalf of the Trust Fund any Tax Return that the Servicer is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to have been returned to the Trustee for filing and for distribution to Certificateholders if required.

                  Section 12.12 Reports to the Securities and Exchange
Commission.

                  The Trustee shall prepare for filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates.

                  Section 12.13 Retirement of Certificates.

                  The Trustee shall, upon the retirement of the Certificates pursuant hereto or otherwise, furnish to the Certificate Insurer a notice of such retirement, and, upon retirement of the Certificates and the expiration of the term of the Certificate Insurance Policy, shall surrender the Certificate Insurance Policy to the Certificate Insurer for cancellation.


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                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.01 Acts of Certificateholders.

                  Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders or the Certificate Insurer agrees to take such action or give such consent or approval.

                  Section 13.02 Amendment.

                  (a) This Agreement may be amended from time to time by the Servicer, the Depositor and the Trustee by written agreement, upon the prior written consent of the Certificate Insurer (which consent shall not be withheld if, in the Opinion of Counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Certificateholders), without notice to or consent of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each of the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Class A-1, Class A-2 or Class A-3 Certificates; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to Moody's and S&P of any amendment made pursuant to this Section 13.02 or pursuant to Section 13.02 of the Purchase Agreement.

                  (b) This Agreement may be amended from time to time by the Servicer, the Depositor and the Trustee with the consent of the Certificate Insurer (which consent shall not be withheld if, in the Opinion of Counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Certificateholders), the Majority Certificateholders and the Trust Certificateholder for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC Trust as a REMIC or cause a tax to be imposed on the REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to


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consent to any such amendment without the consent of the Holders of 100% of each
Class of Certificates affected thereby.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 13.03 Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction and at the expense of Majority Certificateholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 13.04 Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 13.05 Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 13.06 Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, the Originator and the Trust Certificateholder, One Home Loan Plaza, Warwick, Rhode Island 02886, Attention: John M. Murphy, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Originator and the Servicer, (ii) in the case of the Trustee, Bankers Trust Company of California, N.A., 3 Park Plaza, 16th Floor, Irvine, California 92714, Attention: Home Loan and Investment Bank, F.S.B., Prudential Securities Secured Financing Corporation Trust Series 1996-1, (iii) in the case of the Certificateholders, as set forth in the Certificate Register, (iv) in the case of Moody's, 99 Church Street, New York, New York 10007 Attention: Home Equity Monitoring Group, (v) in the case of S&P, 26 Broadway, New York, New York 10004 Attention: Mr. Jayme Laurash, (vi) in the case of the Certificate Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022
Attention: Surveillance Department (in each case in which notice or other communication to the Certificate Insurer refers to an Event of Default, a claim on the Certificate Insurance Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head -- Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED") and (vii) in the case of the Depositor, 199 Water Street, 26th Floor, New York, New York 10292 Attention:
Director Mortgage Finance Group. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                  Section 13.07 Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 13.08 No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

                  Section 13.09 Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  Section 13.10 Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee, the Certificateholders, the Trust Certificateholder and their respective successors and assigns.

                  Section 13.11 Headings.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 13.12 The Certificate Insurer.

                  Any right conferred to the Certificate Insurer shall be suspended during any period in which a Certificate Insurer Default exists. At such time as the Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder or under the I & I Agreements remain unpaid, the Certificate Insurer's rights hereunder shall terminate.

                  Section 13.13 Third Party Beneficiary.

                  The parties agree that each of the Originator and the Certificate Insurer is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefits of the performance of the obligations to the Originator or the Certificate Insurer, respectively, of any party hereto.

                  Section 13.14 Limitation on Rights of the Trust
Certificateholder.

                  The dissolution or insolvency of, or the appointment of a receiver for, the Trust Certificateholder shall not operate to terminate this Agreement or the Residual Trust Fund, nor entitle the Trust Certificateholder's legal representatives or successors to claim an accounting or to taking any action or proceeding in any court for a partition or winding up of the Residual Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  The Trust Certificateholder shall not have a right to vote or in any manner otherwise control the operation and management of the Residual Trust Fund, or the obligations of the parties hereto (except as expressly provided for herein), nor shall anything herein set forth, or contained in the terms of the Trust Certificate, be construed so as to constitute the Trust Certificateholder from time to time as a partner or member of an association; nor shall the Trust Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  The Trust Certificateholder shall not have a right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Trust Certificateholder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Trust Certificateholder shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by the Trust Certificateholder with the Trustee, that the Trust Certificateholder shall not have a right whatsoever by virtue of any provision of this Agreement to enforce any right under this Agreement, except in the manner herein provided. For the protection and enforcement of the provisions of this Section, the Trust Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 13.15 Transfer of Trust Certificate.

                  The Trust Certificateholder may not, directly or indirectly, sell, assign or otherwise in any manner dispose of all or any part of its interest in the Trust Certificate unless the Trustee and the Certificate Insurer have received an Opinion of Counsel to the effect that such transfer will not affect the intended treatment of the Residual Trust Fund provided in Section 12.01(e).

                  IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              HOME LOAN AND INVESTMENT BANK, F.S.B.,
                              as Servicer

                              By:     /s/ John M. Murphy
                                  ---------------------------------------
                              Name:   John M. Murphy
                              Title:  President

                              BANKERS TRUST COMPANY OF CALIFORNIA,
                              N.A., as Trustee

                              By:    /s/ Michelle A. Lambott
                                  ---------------------------------------
                              Name:   Michelle A. Lambott
                              Title:  Assistant Vice President

                              PRUDENTIAL SECURITIES SECURED
                              FINANCING CORPORATION, as Depositor

                              By:     /s/ Valerie H. Kay
                                  ---------------------------------------
                              Name:   Valerie H. Kay
                              Title:  Vice President

                [Pooling and Servicing Agreement Signature Page]

State of Rhode Island               )
                                    )  ss.:
County of Warwick                   )

                  On the 20th day of March, 1996 before me, a Notary Public in and for the State of Rhode Island, personally appeared John M. Murphy known to me to be President of Home Loan and Investment Bank, F.S.B., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    _____________________________________
                                    Notary Public

                                    My Commission expires _______________

State of New York                   )
                                    )  ss.:
County of New York                  )

                  On the 20th day of March, 1996 before me, a Notary Public in and for the State of New York, personally appeared Michelle Lambott known to me to be Assistant Vice President of Bankers Trust Company of California, N.A., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    _____________________________________
                                    Notary Public

                                    My Commission expires _______________

State of New York                   )
                                    )  ss.:
County of New York                  )

                  On the 20th day of March, 1996, before me, a Notary Public in and for the State of New York, personally appeared Valerie H. Kay known to me to be Vice President of Prudential Securities Secured Financing Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunder to set my hand and affixed my official seal the day and year in this certificate first above written.

                                    ____________________________________
                                    Notary Public

                                    My Commission expires_______________

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee pursuant to Section 2.02 of the Agreement), all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

         1. The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Trustee, endorsed by such Person "Pay to the order of Bankers Trust Company of California, N.A., as Trustee, Prudential Securities Secured Financing Corporation, Series 1996-1 without recourse" and signed, by facsimile or manual signature, in the name of the Originator by a Responsible Officer.

         2. Any of: (i) the original Mortgage, and related power of attorney, if any, with evidence of recording thereon, (ii) a copy of the Mortgage and related power of attorney, if any, certified as a true copy of the original Mortgage or power of attorney by a Responsible Officer of the Originator or by the closing attorney by facsimile or manual signature, or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage and related power of attorney, if any, certified by the public recording office.

         3. Either: (i) the original Assignment of Mortgage from the Seller to "Bankers Trust Company of California, N.A., as Trustee, Prudential Securities Secured Financing Corporation, Series 1996-1" with evidence of recording thereon, or (ii) a copy of the Assignment of Mortgage where the original has been transmitted for recording; any such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

         4. The original lender's policy of title insurance or a true copy thereof, or if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete, or if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy.

         5. All intervening assignments, if any, showing a complete chain of assignments from the originator to the Originator, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the Originator by facsimile or manual signature as a true copy of the original of such intervening assignments.

         6. Originals of all assumption, written assurance, substitution and modification agreements, if any.

         7. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

         8.       Residential loan application.

         9. Verification of employment and income, and tax returns, if any.

         10.      Credit report on the mortgagor.

         11. The full appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

         12.      Copy of the First Lien, if in the Servicer's file.

         13. All other papers and records developed or originated by the Seller or others, required to document the Initial Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT B-1

                          FORM OF CLASS A-1 CERTIFICATE

                       MORTGAGE PASS-THROUGH CERTIFICATES

Series 1996-1                       Original Class A-1 Principal
                                    Balance:
                                    $10,373,000

Pass-Through

Rate:  6.300%                       Original Dollar Amount as
                                    of the Cut-Off Date
                                    Represented
No. 1                               by this Certificate:
                                    $10,373,000

Date of Pooling and
Servicing Agreement:
As of September 30,

1994

Cut-Off Date:                       Percentage Interest of
February 29, 1996                   this Certificate:
                                    100%

Servicer:  Home Loan
and Investment
Bank, F.S.B.

First Remittance Date:
April 15, 1996

                                    Latest Maturity Date:
Closing Date:                       May 15, 2006
March 20, 1996

                                    Trustee: Bankers Trust
CUSIP:                              Company of California,
74436J DH7                          N.A.

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized


                                      B-1-1
representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that ________________ is the registered owner of a Class A-1 percentage interest (the "Percentage Interest") in certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Home Loan and Investment Bank, F.S.B. (hereinafter called the "Servicer", in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 among Home Loan and Investment Bank, F.S.B., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), and "Originator", in its capacity as originator under that certain Unaffiliated Seller's Agreement dated as of March 1, 1996 between the Depositor and Home Loan and Investment Bank, F.S.B., as originator, which terms include any successor entity for the Servicer or the Originator, as the case may be, under such agreements). The Mortgage Loans were originated or acquired by the Originator. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Mortgage Loans have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Originator on or before such date, of $54,103,729.22.

                  On each Remittance Date, commencing on April 15, 1996, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-1 Certificates on such Remittance Date pursuant to Section 6.05 of the Agreement.

                  Principal will be distributed on each Remittance Date pro rata between the Class A-1 Certificates and the Class A-2 Certificates, together, on one hand and the Class A-3 Certificates on the other hand. Between themselves, the Class A-1 Certificates and the Class A-2 Certificates will receive the principal to which both such classes are together entitled in a "sequential pay" fashion.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall


                                      B-1-2
have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 (together, the "Class A Certificates") and Class R (together with the Class A Certificates, the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date occurring in February 1996), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Certificate Account or the Simple Interest Excess Sub-Account or the Spread Account, including amounts on deposit in such Accounts and invested in Permitted Instruments (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) Liquidation Proceeds, (v) Released Mortgaged Property Proceeds and (vi) the Spread Account. The Class A Certificates represent undivided ownership interests in the Trust Fund consisting of the Mortgage Loans and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date occurring in February 1996) and each of the items listed in clauses (ii) through (vi) above. The Class R Certificates are subordinated in right of payment to the Class A Certificates and to the rights of the Certificate Insurer, to the extent set forth in the Agreement.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Originator, the Servicer, the Certificate Insurer or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, Insured Payments under the Certificate Insurance Policies and amounts withdrawable from the Spread Account, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, a copy of which is attached as Exhibit M-1 to the Agreement.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account and the Spread Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including


                                      B-1-3
reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders under the Agreement and under the Class A Certificates without any further consent of the Class A Certificateholders.

                  As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, with respect to the Class R Certificates, execution and delivery as appropriate of the Transfer Affidavit and Agreement (Exhibit I to the Agreement) and the Transfer Certificate (Exhibit I-1 to the Agreement) described in Section 4.02(i) of the Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Class A-1, Class A-2, Class A-3 or Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Originator and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or


                                      B-1-4
collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than five percent (5%) of the Original Pool Principal Balance, or (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to negotiate the sale and effect the transfer of a Class R Certificate in accordance with Section 4.02(i) of the Agreement and to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.

                                   EXHIBIT B-2

                          FORM OF CLASS A-2 CERTIFICATE

                       MORTGAGE PASS-THROUGH CERTIFICATES

Series 1996-1                       Original Class A-2 Principal
                                    Balance:
                                    $20,730,000

Pass-Through
Rate:  7.225%                       Original Dollar Amount as
                                    of the Cut-Off Date
                                    Represented
No. 1                               by this Certificate:
                                    $20,730,000

Date of Pooling and
Servicing Agreement:
As of March 1,
1996

Cut-Off Date:                       Percentage Interest of
February 29, 1996                   this Certificate:
                                    100%

Servicer:  Home Loan
and Investment
Bank, F.S.B.

First Remittance Date:
April 15, 1996

                                    Latest Maturity Date:
Closing Date:                       August 15, 2026
March 20, 1996

                                    Trustee: Bankers Trust
CUSIP:                              Company of California,
74436J DJ3                          N.A.

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized



                                      B-2-1
representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that ________________ is the registered owner of a Class A-1 percentage interest (the "Percentage Interest") in certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Home Loan and Investment Bank, F.S.B. (hereinafter called the "Servicer", in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 among Home Loan and Investment Bank, F.S.B., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), and "Originator", in its capacity as originator under that certain Unaffiliated Seller's Agreement dated as of March 1, 1996 between the Depositor and Home Loan and Investment Bank, F.S.B., as originator, which terms include any successor entity for the Servicer or the Originator, as the case may be, under such agreements). The Mortgage Loans were originated or acquired by the Originator. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Mortgage Loans have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Originator on or before such date, of $54,103,729.22.

                  On each Remittance Date, commencing on April 15, 1996, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-2 Certificates on such Remittance Date pursuant to Section 6.05 of the Agreement.

                  Principal will be distributed on each Remittance Date pro rata between the Class A-1 Certificates and the Class A-2 Certificates, together, on one hand and the Class A-3 Certificates on the other hand. Between themselves, the Class A-1 Certificates and the Class A-2 Certificates will receive the principal to which both such classes are together entitled in a "sequential pay" fashion.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall



                                      B-2-2
have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 (together, the "Class A Certificates") and Class R (together with the Class A Certificates, the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date occurring in February 1996), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Certificate Account or the Simple Interest Excess Sub-Account or the Spread Account, including amounts on deposit in such Accounts and invested in Permitted Instruments (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) Liquidation Proceeds, (v) Released Mortgaged Property Proceeds and (vi) the Spread Account. The Class A Certificates represent undivided ownership interests in the Trust Fund consisting of the Mortgage Loans and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date occurring in February 1996) and each of the items listed in clauses (ii) through (vi). The Class R Certificates are subordinated in right of payment to the Class A Certificates and to the rights of the Certificate Insurer, to the extent set forth in the Agreement.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Originator, the Servicer, the Certificate Insurer or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, Insured Payments under the Certificate Insurance Policies and amounts withdrawable from the Spread Account, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, a copy of which is attached as Exhibit M-1 to the Agreement.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account and the Spread Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including


                                      B-2-3
reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders under the Agreement and under the Class A Certificates without any further consent of the Class A Certificateholders.

                  As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, with respect to the Class R Certificates, execution and delivery as appropriate of the Transfer Affidavit and Agreement (Exhibit I to the Agreement) and the Transfer Certificate (Exhibit I-1 to the Agreement) described in Section 4.02(i) of the Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Class A-1, Class A-2, Class A-3 or Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Originator and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or


                                      B-2-4
collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than five percent (5%) of the Original Pool Principal Balance, or (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to negotiate the sale and effect the transfer of a Class R Certificate in accordance with Section 4.02(i) of the Agreement and to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.



                                     B-2-1

                                   EXHIBIT B-3

                          FORM OF CLASS A-3 CERTIFICATE

                       MORTGAGE PASS-THROUGH CERTIFICATES

Series 1996-1                       Original Class A-3 Principal
                                    Balance:
                                    $23,000,000

Pass-Through
Rate:  7.175%                       Original Dollar Amount as
                                    of the Cut-Off Date
                                    Represented
No. 1                               by this Certificate:
                                    $23,000,000

Date of Pooling and
Servicing Agreement:
As of March 1,
1996

Cut-Off Date:                       Percentage Interest of
February 29, 1996                   this Certificate:
                                    100%

Servicer:  Home Loan
and Investment
Bank, F.S.B.

First Remittance Date:
April 15, 1996

                                    Latest Maturity Date:
Closing Date:                       August 15, 2026
March 20, 1996

                                    Trustee: Bankers Trust
CUSIP:                              Company of California,
74436J DK0                          N.A.

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized



                                      B-3-1
representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that ________________ is the registered owner of a Class A-1 percentage interest (the "Percentage Interest") in certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Home Loan and Investment Bank, F.S.B. (hereinafter called the "Servicer", in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 among Home Loan and Investment Bank, F.S.B., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), and "Originator", in its capacity as originator under that certain Unaffiliated Seller's Agreement dated as of March 1, 1996 between the Depositor and Home Loan and Investment Bank, F.S.B., as originator, which terms include any successor entity for the Servicer or the Originator, as the case may be, under such agreements). The Mortgage Loans were originated or acquired by the Originator. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Mortgage Loans have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Originator on or before such date, of $54,103,729.22.

                  On each Remittance Date, commencing on April 15, 1996, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-3 Certificates on such Remittance Date pursuant to Section 6.05 of the Agreement.

                  On each Remittance Date, commencing on April 15, 1996, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-2 Certificates on such Remittance Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have



                                      B-3-2
denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 (together, the "Class A Certificates") and Class R (together with the Class A Certificates, the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date occurring in February 1996), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Certificate Account or the Simple Interest Excess Sub-Account or the Spread Account, including amounts on deposit in such Accounts and invested in Permitted Instruments (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) Liquidation Proceeds, (v) Released Mortgaged Property Proceeds and (vi) the Spread Account. The Class A Certificates represent undivided ownership interests in the Trust Fund consisting of the Mortgage Loans and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date occurring in August 1994) and each of the items listed in clauses (ii) through (vi). The Class R Certificates are subordinated in right of payment to the Class A Certificates and to the rights of the Certificate Insurer, to the extent set forth in the Agreement.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Originator, the Servicer, the Certificate Insurer or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, Insured Payments under the Certificate Insurance Policies and amounts withdrawable from the Spread Account, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, a copy of which is attached as Exhibit M-1 to the Agreement.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account and the Spread Account may be made by the Trustee from time to time for


                                      B-3-3
purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders under the Agreement and under the Class A Certificates without any further consent of the Class A Certificateholders.

                  As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, with respect to the Class R Certificates, execution and delivery as appropriate of the Transfer Affidavit and Agreement (Exhibit I to the Agreement) and the Transfer Certificate (Exhibit I-1 to the Agreement) described in Section 4.02(i) of the Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Class A or Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Originator and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.



                                      B-3-4

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than five percent (5%) of the Original Pool Principal Balance, or (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to negotiate the sale and effect the transfer of a Class R Certificate in accordance with Section 4.02(i) of the Agreement and to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.



                                      B-3-5

                                   EXHIBIT B-4

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN OPINION OF COUNSEL TO THE TRUSTEE AND (2) AN AFFIDAVIT TO THE TRUSTEE THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.


                                      B-4-1

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 ("CODE"), EXCEPT IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HEREIN.


                                      B-4-2

                       MORTGAGE PASS-THROUGH CERTIFICATES

Series 1996-1

No._____

Date of Pooling and
Servicing Agreement:
As of March 1, 1996

Cut-Off Date:                       Percentage Interest of
February 29, 1996                   this Certificate:
                                    99.9999%

Servicer:  Home Loan
and Investment                      Original Pool Principal
Bank, F.S.B.                        Balance: $54,103,729.22

First Remittance Date:
April 15, 1996

                                    Latest Maturity Date:
Closing Date:                       August 15, 2026
March 20, 1996

                                    Trustee: Bankers Trust
                                    Company of California,
                                    N.A.

                  This certifies that ________________ is the registered owner of a Class R percentage interest (the "Percentage Interest") in certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Home Loan and Investment Bank, F.S.B. (hereinafter called the "Servicer", in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 among Home Loan and Investment Bank, F.S.B., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), and "Originator", in its capacity as originator under that certain Unaffiliated Seller's Agreement dated as of March 1, 1996 between the Depositor and Home Loan and Investment Bank, F.S.B., as originator, which terms include any successor entity for the Servicer or the Originator, as the case may be, under such agreements). The Mortgage Loans were originated or acquired by the Originator. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents


                                      B-4-3
and by which such holder is bound. The Mortgage Loans have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments received by the Originator on or before such date, of $54,103,729.22.

                  On each Remittance Date, commencing on April 15, 1996, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of this Class R Certificate on such Remittance Date pursuant to Section 5.04, 6.05 and 6.11 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 (together, the "Class A Certificates") and Class R (together with the Class A Certificates, the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date occurring in February 1996), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Certificate Account or the Simple Interest Excess Sub-Account or the Spread Account, including amounts on deposit in such Accounts and invested in Permitted Instruments (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) Liquidation Proceeds, (v) Released Mortgaged Property Proceeds and (vi) the Spread Account. The Class R Certificates are subordinated in right of payment to the Class A Certificates and to the rights of the Certificate Insurer, to the extent set forth in the Agreement.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Originator, the Servicer, the Certificate Insurer or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, Insured



                                      B-4-4

Payments under the Certificate Insurance Policies and amounts withdrawable from the Spread Account, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, a copy of which is attached as Exhibit M to the Agreement.

                  As provided in the Agreement, deposits and withdrawals from the Certificate Account and the Spread Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders under the Agreement and under the Class A Certificates without any further consent of the Class A Certificateholders.

                  As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, with respect to the Class R Certificates, execution and delivery as appropriate of the Transfer Affidavit and Agreement (Exhibit I to the Agreement) and the Transfer Certificate (Exhibit I-1 to the Agreement) described in Section 4.02(i) of the Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee


                                      B-4-5

Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

                  The Certificates are issuable only as registered Class A-1, Class A-2, Class A-3 or Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Originator and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than five percent (5%) of the Original Pool Principal Balance, or (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to negotiate the sale and effect the transfer of a Class R Certificate in accordance with Section 4.02(i) of the Agreement and to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.


                                      B-4-6

                                    EXHIBIT C

                            FORM OF TRUST CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 ("CODE"), EXCEPT IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Date of Pooling and Servicing Agreement:
March 1, 1996

Issue Date: March 20, 1996

First Remittance Date: April 15, 1996

Trustee: Bankers Trust Company of California, N.A.

                                TRUST CERTIFICATE

evidencing the entire beneficial ownership interest in a trust fund (the "Residual Trust Fund" consisting primarily of the beneficial ownership interest in the Class R Certificates (other than the Tax Matters Person Interest) in the Trust Fund held by the Trustee under, and pursuant to the terms of the Agreement (as defined below), any other residual interests hereafter conveyed to the Residual Trust Fund and all proceeds of the foregoing.

                  This Trust Certificate does not represent an obligation of or interest in Prudential Securities Secured Financing Corporation, the Trustee or any of their affiliates.

                  This certifies that Home Loan and Investment Bank, F.S.B. is the registered owner of the entire beneficial ownership interest in a trust fund (the "Residual Trust Fund") created pursuant to that certain Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 among Home Loan and Investment Bank, F.S.B., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Remittance Date, commencing on April 15, 1996, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the aggregate of the distributions received by the Trustee in respect of the Class R Certificates (other than the Tax Matters Person Interest) and any other residual interests hereafter conveyed to the Residual Trust Fund.

                  Distributions on this Certificate will be made or caused to be made by or on behalf of the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person entitled thereto. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York. Upon the final distribution of the Trust Certificate, the Trust Certificateholder will be entitled to any funds or other assets remaining in the Trust Certificate Account.

                  This Trust Certificate represents the entire ownership of the Residual Trust Fund consisting of: (i) the entire beneficial ownership interest in the Class R Certificate (other than the portion representing the Tax Matters Person Residual Interest), (ii) all distributions in respect of the Class R Certificate (other than the portion representing the Tax Matters Person Residual Interest), (iii) any property delivered to the Trustee hereafter and designated by the transferor thereof to be part of the Residual Trust Fund and (iv) amounts held from time to time by the Trustee in the Trust Certificate Account. The Trust Certificate has no principal amount and is not entitled to payments of interest.

                  As provided in the Agreement, amounts held by the Residual Trust Fund are subject to certain claims of Financial Security Assurance Inc. which are prior to the right of the Holder of this Trust Certificate to receive distributions.

                  No transfer of this Trust Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of this Trust Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

                  The Trust Certificateholder may not, directly or indirectly, sell, assign or otherwise in any manner dispose of all or any part of its interest in the Trust Certificate unless the Trustee has received an Opinion of Counsel to the effect that such transfer will not affect the intended treatment of the Residual Trust Fund provided in Section 12.01(e) of the Agreement.

                  The obligations created by the Agreement and the Residual Trust shall terminate upon notice to the Trustee of the earlier of (i) the final distribution or other disposition with respect to the Residual Trust Fund, (ii) the payment in full of all obligations secured by the Pledge Agreement or (iii) the consent of the Certificate Insurer.

                                   EXHIBIT E-1

                      FORM OF TRUSTEE INITIAL CERTIFICATION

____________, 19__

[Depositor]

[Certificate Insurer]

[Servicer]

         Re: Pooling and Servicing Agreement, dated as of March 1, 1996 among Prudential Securities Secured Financing Corporation, as Depositor, Home Loan and Investment Bank, F.S.B., as Servicer, and Bankers Trust Company of California, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R

Ladies and Gentlemen:

                  In accordance with Section 2.03 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the items listed in Section 2.02(a)-(e) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered.

                  The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.


                                      E-1-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                          Bankers Trust Company of California,
                                          N.A., as Trustee

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________



                                      E-1-2

                                   EXHIBIT E-2

                      FORM OF TRUSTEE INTERIM CERTIFICATION

____________, 19__

[Certificate Insurer]

[Depositor]

[Servicer]

         Re: Pooling and Servicing Agreement, dated as of March 1, 1996 among Prudential Securities Secured Financing Corporation, as Depositor, Home Loan and Investment Bank, F.S.B., as Servicer, and Bankers Trust Company of California, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R

Ladies and Gentlemen:

                  In accordance with the provisions of Section 2.03 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.02 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession (other than those listed in Section 2.02(f)), (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (other than items (i), (vii), (ix) and
(xiii)(b), (c), (d) and (e) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.02 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.


                                      E-2-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                          Bankers Trust Company of California,
                                          N.A., as Trustee

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________



                                      E-2-2

                                    EXHIBIT F

                       FORM OF TRUSTEE FINAL CERTIFICATION

_______________, 19__

[Certificate Insurer]

[Servicer]

[Depositor]

         Re: Pooling and Servicing Agreement, dated as of March 1, 1996 among Prudential Securities Secured Financing Corporation, as Depositor, Home Loan and Investment Bank, F.S.B., as Servicer, and Bankers Trust Company of California, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R

Ladies and Gentlemen:

                  In accordance with Section 2.03 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.02 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession (other than those listed in Section 2.02(f)), (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Initial Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (other than items (i), (vii), (ix) and (xiii)(b),
(c), (d) and (e) of the definition of Mortgage Loan Schedule) respecting such Initial Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.02 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                            Bankers Trust Company of California,
                                            N.A., as Trustee

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                    EXHIBIT G

                             MORTGAGE LOAN SCHEDULE

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049718      ACTON                116 KENCREST DR                ROCHESTER          NY         14606
00000000000000049400      ADAMO                15 HANCOCK COURT               PLAINSBORO         NJ         08536
00000000000000049007      ADAMS                96 NOTTINGHAM RD               RAMSEY             NJ         07446
00000000000000049651      ADAMS                141923 SHELMIRE AVE            PHILADELPHIA       PA         19111
00000000000000050268      AFURONG              39 FOREST ROAD                 CEDAR GROVE        NJ         07009
00000000000000049189      AGOT                 365 NEW BEDFORD DR             VALLEJO            CA         94591
00000000000000049547      AGURKIS              127E CEDAR AVE                 OAKLYN             NJ         08107
00000000000000049446      AIKENS               400 DODGE ROAD                 GETZVILLE          NY         14068
00000000000000049251      ALBANESE             19 SOMERSET LN                 PUTNAM VALLEY      NY         10579
00000000000000049621      ALLDER               324 STAPLETON RD               SPRINGFIELD        MA         01109
00000000000000050494      ALLEN                117 CHICAGO BLVD SOUTH         PACIFIC            WA         98047
00000000000000050050      ALLIS                4196E 113TH PLACE              THORNTON           CO         80233
00000000000000050195      ALSON                465 13TH STREET                BROOKLYN           NY         11215
00000000000000049890      ALSTON               22 ARROW COURT                 CENTRAL ISLIP      NY         11722
00000000000000049642      ANDALINA             3064 CRESTWOOD LANE            GLENVIEW           IL         60025
00000000000000050078      ANDERSON             60 SCENIC RD                   LEBANON            CT         06249
00000000000000050190      ANDERSON             3176 DITMAR ROAD               WEEDSPORT          NY         13166
00000000000000050536      ANDREWS              3430 STRASSER DR               SPARKS             NV         89431
00000000000000049624      ANEAS                4613N 12TH PLACE               PHOENIX            AZ         85014
00000000000000049708      ANGLE                2800- 2802 SEAFORD RD          SEAFORD            VA         23696
00000000000000050084      ANTHONE              1234S BAHAMA STREET            AURORA             CO         80017
00000000000000049704      ANTOLINO             21 LINCOLN AVE                 GOSHEN             NY         10924
00000000000000049900      ARAGON               413E MISSOURI AVE              FOUNTAIN           CO         80817
00000000000000049793      ARCHER               2501 CACTUS DRIVE              COLORADO SPRING    CO         80911
00000000000000049027      ARNOLD               2731 MEETINGHOUSE RD           BOOTHWYN           PA         19061
00000000000000050089      ARTHUR               700 AUTUMN AVE                 BROOKLYN           NY         11208
00000000000000049566      ASPINALL             4161 GUNTHER AVE               BRONX              NY         10466
00000000000000048924      ASPREA               35 WICKHAM DRIVE               WARWICK            NY         10990
00000000000000049320      AUBIN                137 PAPINEU AVE                WOONSOCKET         RI         02895
00000000000000048929      AUSTIN               38 OLNEY STREET                DORCHESTER         MA         02121
00000000000000050141      AUTEN                3568 STONY POINT RD            GRAND ISLAND       NY         14072
00000000000000050154      AVELLAR              18 TRACY STREET                ACUSHNET           MA         02743
00000000000000048923      AYALA                91-38 121ST STREET             RICHMOND HILL      NY         11418
00000000000000049891      BABU                 216 ROBAT STREET               PHILADELPHIA       PA         19120
00000000000000050402      BAEZ                 938E BROWN STREET              GLOUCESTER CITY    NJ         08030
00000000000000050107      BAKER                238 WILLARD AVENUE             STATEN ISLAND      NY         10314
00000000000000050512      BALUYOT              382 6TH STREET                 ATCO               NJ         08004
00000000000000048789      BANASZEK             2488 FOXIANNA ROAD             MIDDLETOWN         PA         17057
00000000000000050552      BANKS                7973 PROVIDENT ST              PHILADELPHIA       PA         19150

Loan                    Curr Principal            Orig Principal               Due   Curr Note                     Maturity      Rem
Number                         Balance                   Balance      LTV      Date       Rate       P-1 Pmt           Date     Term
00000000000000049718         62,914.60                 63,000.00      0.80000                         566.43         1/01/16
00000000000000049400         90,284.34                 91,790.00      0.79000                         755.14        10/01/10
00000000000000049007         32,362.58                 32,704.00      0.80000                         301.65         9/01/15
00000000000000049651         52,801.38                 53,000.00      0.61000                         449.53         12/1/25
00000000000000050268        147,351.35                148,000.00      0.80000                        1283.45         12/1/15
00000000000000049189         16,668.18                 16,829.00      0.80000                          170.6         11/1/10
00000000000000049547         23,585.57                 23,772.00      0.80000                         217.72         10/1/15
00000000000000049446         26,830.15                 27,000.00      0.71000                         285.21         12/1/10
00000000000000049251         13,651.78                 14,000.00      0.79000                         290.55         12/1/00
00000000000000049621         43,894.77                 44,000.00      0.59000                         401.56         12/1/15
00000000000000050494         76,000.00                 76,000.00      0.68000                         649.48          2/1/16
00000000000000050050         29,116.27                 29,264.00      0.80000                         370.55          1/1/06
00000000000000050195         40,000.00                 40,000.00      0.46000                         354.51          2/1/16
00000000000000049890         11,891.00                 11,891.00      0.57000                         246.78          1/1/06
00000000000000049642         83,297.61                 83,446.00      0.58000                         804.72         12/1/15
00000000000000050078         41,166.49                 41,192.00      0.46000                         337.39          1/1/11
00000000000000050190         59,250.00                 59,250.00      0.75000                         514.19          2/1/16
00000000000000050536         14,253.00                 14,253.00      0.80000                         142.79          2/1/11
00000000000000049624         44,793.99                 45,000.00      0.73000                         442.87         12/1/10
00000000000000049708         44,644.58                 45,000.00      0.73000                         404.59         12/1/15
00000000000000050084         73,373.53                 73,600.00      0.72000                          671.7          1/1/16
00000000000000049704         43,962.03                 44,000.00      0.61000                          395.6          1/1/16
00000000000000049900         55,826.99                 56,000.00      0.71000                         485.63          1/1/16
00000000000000049793         51,931.74                 52,000.00      0.71000                         474.57          1/1/16
00000000000000049027         61,959.46                 62,457.00      0.46000                          598.6         11/1/15
00000000000000050089         77,079.00                 77,079.00      0.42000                         754.07          1/1/11
00000000000000049566         80,719.99                 80,730.00      0.68000                         725.83         12/1/15
00000000000000048924        107,744.79                108,000.00      0.80000                         829.67         11/1/10
00000000000000049320         79,060.47                 79,269.00      0.79000                         687.42         12/1/15
00000000000000048929         26,127.53                 26,400.00      0.80000                         267.61         11/1/10
00000000000000050141         76,600.00                 76,600.00      0.55000                         749.38          2/1/11
00000000000000050154         34,370.17                 34,506.00      0.32000                         360.12          1/1/11
00000000000000048923         28,005.80                 28,465.00      0.76000                         288.55         11/1/10
00000000000000049891         12,655.60                 12,729.00      0.78000                         161.18          1/1/06
00000000000000050402         53,857.78                 54,000.00      0.80000                         414.84         12/1/10
00000000000000050107         81,795.32                 81,967.00      0.42000                         736.96          2/1/16
00000000000000050512         39,491.31                 40,000.00      0.61000                         521.99         12/1/05
00000000000000048789         25,127.44                 25,331.00      0.80000                         256.78         11/1/10
00000000000000050552         21,763.00                 21,763.00      0.36000                         211.64          2/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 1 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048717      BARBER               2621 PRATT STREET              PHILADELPHIA       PA         19137
00000000000000050472      BARBER               MAPLECREST RD                  HENSONVILLE        NY         12439
00000000000000050309      BARNES               38 BROADMEADOW DRIVE           LUNENBURG          MA         01462
00000000000000050388      BARRELLA             99 ARIZONA AVE                 LONG BEACH         NY         11561
00000000000000048913      BARRY                12 SLEEPY HOLLOW RD            STATEN ISLAND      NY         10314
00000000000000049952      BARTUS               34 BLACKINTON RD               NEW SALEM          MA         01364
00000000000000050408      BASARA               316 CARSON STREET              PHILADELPHIA       PA         19128
00000000000000049921      BASHAM               612 C AVE                      BOULDER CITY       NV         89005
00000000000000049071      BASKERVILLE          355 NEW YORK AVENUE            BROOKLYN           NY         11213
00000000000000049803      BASS                 10425N 43RD PLACE              PHOENIX            AZ         85028
00000000000000049431      BAUCH                170 BEECHWOOD DRIVE            WAYNE              NJ         07470
00000000000000046616      BEAUDOIN             30 BIRCHBROW AVENUE            WEYMOUTH           MA         02191
00000000000000050713      BECK                 593 HENRY ST                   JACKSON            NJ         08527
00000000000000049497      BEDARD               326 HEMSTREET RD               SCHAGTICOKE        NY         12154
00000000000000049386      BEEHLER              618 LEONARD LANE               TOBYHANNA          PA         18466
00000000000000048594      BELMONTI             116N 50TH STREET               PHILADELPHIA       PA         19139
00000000000000050714      BELTRAN              242W HUDSON AVE                ENGLEWOOD          NJ         07631
00000000000000049250      BENNETT              26 CRYSTAL DR                  EAST HAMPTON       NY         11937
00000000000000050232      BENT                 2228 DEMETRIUS AVENUE          LAS VEGAS          NV         89101
00000000000000049122      BENUN                98 JEROME AVENUE               DEAL               NJ         07723
00000000000000049925      BENZ                 585N BELMONT ST                PORTERVILLE        CA         93257
00000000000000049437      BERGHORN             35 WILLOW WAY                  WEST PATERSON      NJ         07424
00000000000000048620      BERLANGA             2000 FRANKLIN RD               VALLEY STREAM      NY         11580
00000000000000049868      BERTHOLIC            428 VICTORY HWY                BURRILLVILLE       RI         02830
00000000000000049347      BERTOT               23L RANGE RD                   EPSOM              NH         03234
00000000000000049500      BESAW                905 MONTGOMERY STREET          CHICOPEE           MA         01013
00000000000000050306      BESSETTE             56 HUNTER DRIVE                CUMBERLAND         RI         02864
00000000000000049754      BEST                 206 VAN NOSTRAND AVE           JERSEY CITY        NJ         07305
00000000000000048855      BESTER               1144 KEITH DRIVE               COLORADO SPRING    CO         80916
00000000000000049989      BETTS                8507 SHADEWAY PLACE            SPRINGFIELD        VA         22153
00000000000000050515      BEVERETT             22 VOORHEES STREET             NEWARK             NJ         07108
00000000000000049636      BEY                  121 SOLOMON AVE                INWOOD             NY         11096
00000000000000050180      BEYER                12W MAPLE STREET               TONAWANDA          NY         14150
00000000000000050611      BHAGIRATH            218 FAIRMAN ST                 YUBA CITY          CA         95991
00000000000000049627      BILL                 2392 FIG STREET                LAKEWOOD           CO         80228
00000000000000048812      BINDER               2106N 7TH STREET               COLORADO SPRING    CO         80907
00000000000000049282      BINGHAM              405W HOSPITAL ST               TAYLOR             PA         18517
00000000000000049162      BIRTH                1391 DEER CREEK LANE           RENO               NV         89506
00000000000000049710      BISHOP               146 SUNNYSIDE RD NORTH         QUEENSBURY         NY         12804

Loan                    Curr Principal            Orig Principal               Due   Curr Note                     Maturity     Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt            Date    Term
00000000000000048717        43,062.71                 44,259.00      0.70000                         560.42         11/1/05
00000000000000050472        16,500.00                 16,500.00      0.65000                         177.21          2/1/11
00000000000000050309        27,950.00                 27,950.00      0.64000                          249.5          2/1/16
00000000000000050388        12,046.00                 12,046.00      0.80000                         120.68          2/1/11
00000000000000048913       134,182.01                134,713.00      0.71000                        1273.35         11/1/15
00000000000000049952        14,940.30                 15,000.00      0.75000                         152.06          1/1/11
00000000000000050408        32,000.00                 32,000.00      0.80000                         313.06          2/1/11
00000000000000049921        32,608.70                 32,863.00      0.80000                         333.13          1/1/11
00000000000000049071        51,010.02                 51,826.00      0.76000                         656.23         11/1/05
00000000000000049803        44,681.87                 45,000.00      0.65000                         461.43         12/1/15
00000000000000049431        48,175.05                 48,400.00      0.80000                         443.28         10/1/15
00000000000000046616        17,583.47                 18,416.00      0.90000                         274.87          6/1/05
00000000000000050713       133,817.56                134,000.00      0.80000                        1162.04         12/1/15
00000000000000049497        91,637.00                 91,637.00      0.70000                         736.68         12/1/10
00000000000000049386        63,767.43                 64,000.00      0.80000                         555.01         12/1/15
00000000000000048594        34,585.86                 34,875.00      0.75000                         321.68         10/1/15
00000000000000050714        84,781.68                 85,209.00      0.44000                          766.1         12/1/15
00000000000000049250        31,588.84                 32,052.00      0.20000                         315.45         12/1/10
00000000000000050232        64,921.74                 65,088.00      0.73000                         495.41          1/1/11
00000000000000049122        94,273.82                 95,000.00      0.59000                         876.24          9/1/15
00000000000000049925       112,624.60                113,000.00      0.54000                         979.93          1/1/16
00000000000000049437        88,089.85                 88,503.00      0.66000                         705.76         10/1/25
00000000000000048620        18,644.08                 18,897.00      0.80000                         191.56         11/1/10
00000000000000049868        37,956.21                 38,441.00      0.51000                          450.1          1/1/16
00000000000000049347        22,898.41                 23,000.00      0.46000                         242.96         12/1/10
00000000000000049500        95,043.79                 95,200.00      0.80000                         731.34         12/1/10
00000000000000050306        87,399.00                 87,399.00      0.58000                         855.03          2/1/11
00000000000000049754        54,210.28                 54,300.00      0.57000                         464.53         10/1/10
00000000000000048855        51,564.25                 52,000.00      0.58000                         527.11         11/1/10
00000000000000049989       217,969.72                219,400.00      0.71000                        1685.45          1/1/11
00000000000000050515        27,580.18                 27,650.00      0.31000                            265         12/1/15
00000000000000049636        40,918.00                 41,114.00      0.52000                         416.77         12/1/10
00000000000000050180        61,313.00                 61,313.00      0.72000                         508.66          2/1/11
00000000000000050611        32,942.00                 32,942.00      0.47000                         291.96          2/1/16
00000000000000049627        31,452.05                 31,700.00      0.79000                         254.84         12/1/10
00000000000000048812        17,237.85                 17,488.00      0.75000                         228.21         11/1/05
00000000000000049282        70,790.65                 71,200.00      0.80000                         700.72         12/1/10
00000000000000049162        76,071.42                 76,500.00      0.63000                         663.41         11/1/15
00000000000000049710        26,474.84                 26,753.00      0.71000                         338.76         12/1/05

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 2 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049635      BLAINE               150 HORTON RD                  WASHINGTONVILLE    NY         10992
00000000000000050239      BLAINE               26 TINTON FALLS ROAD           FARMINDALE         NJ         07727
00000000000000049798      BLAKE                8 FREEDOM AVE                  NEW FREEDOM        PA         17349
00000000000000050254      BLAND                12905N COUNTY RD 15            WELLINGTON         CO         80549
00000000000000048775      BLUM                 6 ROXTON RD                    PLAINVIEW          NY         11803
00000000000000048681      BLUMENFELD           48 KENWOOD LANE                NEW CITY           NY         10956
00000000000000050054      BOARDMAN             8216E PONDEROSA LANE           PARKER             CO         80134
00000000000000049734      BOEHMER              161 DAUB ROAD                  MYERSTOWN          PA         17067
00000000000000050368      BOEVIN               286 RT 50                      GANSEVOORT         NY         12831
00000000000000050040      BOHL                 RR1 BOX 109B BARBER LN         EAST BERNE         NY         12059
00000000000000048978      BONDS                486 CHAMPLAIN AVENUE           WEST HEMPSTEAD     NY         11552
00000000000000048709      BONITO               256 EDGEWOOD AVE               TONAWANDA          NY         14223
00000000000000049618      BOOK                 234 SCHOOLHOUSE RD             LANCASTER          PA         17603
00000000000000050400      BOULAZERIS           5505 VENTNOR AVE               VENTNOR            NJ         08406
00000000000000048947      BOWERS               1604 VERBENA ST                DENVER             CO         80220
00000000000000048863      BOYCE                143-18 185TH STREET            SPRINGFIELD GAR    NY         11413
00000000000000049376      BOYD                 7400 HILL RD                   PHILADELPHIA       PA         19128
00000000000000050339      BOYD                 513 BOWMAN AVE                 LAS VEGAS          NV         89106
00000000000000050272      BRAMWELL             1528 WYNDMOOR AVE              HILLSIDE           NJ         07205
00000000000000050214      BRANCH               142-16 222ND STREET            LAURELTON          NY         11413
00000000000000049361      BRANDEFINE           87 LOGAN AVENUE                STATEN ISLAND      NY         10301
00000000000000050193      BRANT                8 BROWNING DRIVE               GREENLAWN          NY         11738
00000000000000048888      BRASEFIELD           224 VILLA AVENUE               NORTH PROVIDENC    RI         02904
00000000000000048982      BROBECK              165 SUNRISE DR                 IRWIN              PA         15642
00000000000000049264      BROMUND              19 CHRISTOPHER DR              WEST SENECA        NY         14224
00000000000000049454      BROOKS               1654S FLANDERS WAY             AURORA             CO         80017
00000000000000049246      BROWN                109-61 133RD STREET            RICHMOND HILL      NY         11420
00000000000000049545      BROWN                3510 MARLTON PIKE              PENNSAUKEN         NJ         08109
00000000000000050194      BROWN                1501 PRESIDENT STREET          BROOKLYN           NY         11213
00000000000000050453      BROWN                3016S ELATI STREET             ENGLEWOOD          CO         80110
00000000000000049084      BRUCH                475 VIA DEL PLANO              NOVATO             CA         94949
00000000000000049414      BRUNMEIER            1270 LOS MEADOWS DR            LAS VEGAS          NV         89110
00000000000000049016      BRYANT               10 OVERLOOK DRIVE              HILTON             NY         14468
00000000000000050302      BUCCELLA             8472 PALMADA DRIVE             LAS VEGAS          NV         89123
00000000000000050590      BUCHANAN             8613 PATTON RD                 WYNDMOOR           PA         19118
00000000000000049753      BURKE                97 GREENWOOD AVE               PEQUANNOCK         NJ         07440
00000000000000049892      BURKE                122 TREE ROAD                  CENTEREACH         NY         11720
00000000000000050000      BURKS                2532 VINE STREET               DENVER             CO         80205
00000000000000047906      BURMESTER            11 15 BREDDER CT               ELMWOOD PARK       NJ         07407

Loan                    Curr Principal            Orig Principal               Due   Curr Note                   Maturity     Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt        Date      Term
00000000000000049635         55,946.71                 56,100.00      0.76000                       504.39         12/1/15
00000000000000050239         23,458.92                 23,598.00      0.25000                       212.17         12/1/15
00000000000000049798         87,050.35                 88,000.00      0.80000                       676.03         12/1/10
00000000000000050254         11,584.17                 11,750.00      0.68000                       122.63          2/1/11
00000000000000048775         33,027.63                 33,450.00      0.65000                       331.72         11/1/15
00000000000000048681         17,868.45                 18,000.00      0.76000                       182.47         11/1/10
00000000000000050054         31,810.47                 31,906.00      0.80000                       323.43          1/1/11
00000000000000049734         77,843.66                 78,303.00      0.67000                       782.14         12/1/10
00000000000000050368         22,600.00                 22,600.00      0.28000                       291.08          2/1/06
00000000000000050040         20,000.00                 20,000.00      0.14000                       196.84          1/1/11
00000000000000048978         81,251.36                 81,517.00      0.58000                       781.27         11/1/15
00000000000000048709         52,516.30                 53,571.00      0.62000                       527.54         10/1/10
00000000000000049618         56,917.92                 57,267.00      0.69000                       496.62         12/1/15
00000000000000050400        104,558.11                105,000.00      0.38000                       958.27         12/1/15
00000000000000048947         38,603.37                 39,259.00      0.75000                       402.88         11/1/10
00000000000000048863         72,332.49                 72,500.00      0.48000                       628.72         11/1/15
00000000000000049376         16,761.55                 17,000.00      0.43000                       179.58         12/1/10
00000000000000050339         48,000.00                 48,000.00      0.80000                       413.22          2/1/16
00000000000000050272        103,862.23                104,000.00      0.80000                       798.94         12/1/10
00000000000000050214        115,000.00                115,000.00      0.64000                       990.01          2/1/16
00000000000000049361        122,769.28                123,435.00      0.77000                       948.24         12/1/10
00000000000000050193         66,955.00                 66,955.00      0.72000                       674.73          2/1/11
00000000000000048888         47,854.08                 48,000.00      0.66000                       368.74         11/1/10
00000000000000048982         16,555.76                 16,700.00      0.75000                       176.41         11/1/10
00000000000000049264         62,635.74                 62,900.00      0.80000                       565.53         12/1/15
00000000000000049454         21,993.96                 22,253.00      0.80000                       461.83         12/1/00
00000000000000049246         66,445.42                 66,657.00      0.56000                       578.05         12/1/15
00000000000000049545         64,267.30                 65,600.00      0.69000                       813.35         10/1/05
00000000000000050194        107,000.00                107,000.00      0.50000                       921.14          2/1/16
00000000000000050453         45,500.00                 45,500.00      0.45000                       431.94          2/1/11
00000000000000049084         43,665.53                 44,080.00      0.80000                       446.83         11/1/10
00000000000000049414         24,242.22                 25,000.00      0.79000                       316.56         12/1/05
00000000000000049016         35,859.39                 36,000.00      0.76000                       323.67         11/1/15
00000000000000050302         12,698.88                 12,900.00      0.78000                        267.1          2/1/01
00000000000000050590         85,215.00                 85,215.00      0.66000                       715.92          2/1/11
00000000000000049753         84,353.06                 85,000.00      0.50000                       737.12         10/1/15
00000000000000049892         14,953.84                 15,000.00      0.15000                        136.9          1/1/16
00000000000000050000         71,836.38                 71,908.00      0.77000                       623.58          1/1/16
00000000000000047906         61,432.09                 62,000.00      0.44000                       604.49          7/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 3 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050589      BURRUEL              7221S WESTOVER AVE             TUCSON             AZ         85746
00000000000000050013      BUSSIAN              19 NORTH BROWN STREET          GLOUCESTER CITY    NJ         08030
00000000000000048613      BUTLER               113-05 203RD STREET            QUEENS             NY         11412
00000000000000049974      BUTLER               5121 INDIAN TOWN RD            VERNON             NY         13476
00000000000000050393      BUTLER               209 UNION AVE                  UNION BEACH        NJ         07735
00000000000000049883      BUTTNER              36 LAWRENCE DRIVE              HACKETTSTOWN       NJ         07840
00000000000000049645      BYRNES               221 TREADWELL AVE              STATEN ISLAND      NY         10302
00000000000000050310      CADMAN               100 DUNCAN CIRCLE              WARWICK            RI         02886
00000000000000049117      CALAFATI             513 BROAD STREET               CAPE MAY           NJ         08204
00000000000000050473      CALLAHAN             24 FAIRVIEW ST                 ROSLINDALE         MA         02131
00000000000000049199      CAMPBELL             131-79 233RD STREET            LAURELTON          NY         11422
00000000000000049657      CAMPBELL             2405 ROUTE #11A                LAFAYETTE          NY         13084
00000000000000048774      CAMPISI              30 MILBURN RD                  CENTEREACH         NY         11720
00000000000000049039      CANADAY              1151 ALTER WAY                 BROOMFIELD         CO         80020
00000000000000050072      CANNATA              805 STRONGS ROAD               COPIAGUE           NY         11726
00000000000000049233      CANNIE               568 CENTERWOOD STREET          N BABYLON          NY         11704
00000000000000050048      CAPALETY             13525 FALCON HWY               PEYTON             CO         80831
00000000000000048860      CAPONETTO            462 BRONXVILLE ROAD            BRONXVILLE         NY         10708
00000000000000049660      CAPPELLO             202 CLARK AVE                  MAHWAH             NJ         07430
00000000000000049966      CAPUTO               232 AMBER STREET               STATEN ISLAND      NY         10306
00000000000000050033      CARDINAL             412 JERUSALEM ROAD             SCOTCH PLAINS      NJ         07076
00000000000000050123      CARLTON              3081W SUSSEX WAY               FRESNO             CA         93722
00000000000000049590      CARNEY               329E RIDGEWOOD AVE             ABESCON            NJ         08201
00000000000000050158      CARR                 738 TAYLOR DRIVE               FOLCROFT           PA         19032
00000000000000049042      CARROLL              1917 MEADOWBROOK RD            FEASTERVILLE       PA         19053
00000000000000049008      CARTER               52 SHADOWY LANE                WEST MILFORD       NJ         07480
00000000000000050276      CASALE               530 PARKER ST                  NEWARK             NJ         07104
00000000000000049958      CASERTA              6 PELICAN ROAD                 LEVITTOWN          NY         11756
00000000000000049805      CASEY                233 RESERVOIR ST               HOLDEN             MA         01520
00000000000000050136      CASTANZA             124 CORNELL DRIVE              DEPEW              NY         14043
00000000000000050211      CATANIA              60 CHARLESTOWN RD              SNYDER             NY         14226
00000000000000049850      CAVACO               155 OVERFIELD RD               EAST GREENWICH     RI         02818
00000000000000049646      CECCARELLI           6869W SIERRA ST                PEORIA             AZ         85345
00000000000000048755      CERUTTI              212 VAN WORMER DRIVE           GUILDERLAND        NY         12085
00000000000000049091      CETRONE              8 RAYMOND PL                   WEST NEWTON        MA         02165
00000000000000049506      CHAMBERLAIN          HIDDEN LAKE RD                 STODDARD           NH         03464
00000000000000048630      CHAPILLIQUEN         104-44 43RD AVENUE             CORONA             NY         11368
00000000000000049148      CHAUSSE              16 TUNK CITY RD                KILLINGLY          CT         06239
00000000000000049980      CHAVEZ               945 DELPHI DRIVE               LAFAYETTE          CO         80026

Loan                    Curr Principal            Orig Principal               Due   Curr Note                   Maturity     Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt          Date    Term
00000000000000050589         68,000.00                 68,000.00      0.80000                       581.12          2/1/16
00000000000000050013         37,769.20                 38,193.00      0.48000                       348.57         11/1/15
00000000000000048613        102,091.95                102,400.00      0.80000                       888.01         11/1/15
00000000000000049974         43,886.79                 44,000.00      0.62000                       401.56          1/1/16
00000000000000050393         52,111.11                 52,366.00      0.70000                       454.12         12/1/15
00000000000000049883         99,670.77                 99,883.00      0.70000                       847.17         11/1/25
00000000000000049645         54,237.00                 54,300.00      0.47000                       423.31         12/1/25
00000000000000050310         49,470.00                 49,470.00      0.53000                       455.51          2/1/11
00000000000000049117         80,933.85                 81,600.00      0.80000                       739.44          9/1/15
00000000000000050473         27,295.00                 27,295.00      0.80000                       243.66          2/1/16
00000000000000049199        131,200.18                132,000.00      0.80000                       1144.7         12/1/15
00000000000000049657         39,959.57                 40,412.00      0.73000                       368.82         12/1/15
00000000000000048774         42,788.32                 42,842.00      0.46000                       404.96         11/1/15
00000000000000049039         73,859.92                 74,338.00      0.66000                       678.43         11/1/15
00000000000000050072         41,460.76                 41,600.00      0.36000                       406.98          1/1/11
00000000000000049233         74,320.86                 74,842.00      0.62000                       717.29         12/1/15
00000000000000050048         90,000.00                 90,000.00      0.75000                       780.48          1/1/16
00000000000000048860        111,788.99                112,000.00      0.56000                       860.39         11/1/10
00000000000000049660         19,776.16                 20,000.00      0.75000                       205.84         10/1/10
00000000000000049966         55,680.00                 55,680.00      0.27000                       427.74          1/1/11
00000000000000050033         40,553.79                 40,818.00      0.75000                       413.77         11/1/10
00000000000000050123         15,868.58                 16,000.00      0.22000                       199.67          1/1/06
00000000000000049590         89,316.68                 89,600.00      0.80000                       777.01         10/1/15
00000000000000050158         61,786.72                 61,907.00      0.79000                       532.95          1/1/16
00000000000000049042         39,078.61                 39,304.00      0.47000                       353.38         11/1/15
00000000000000049008         24,993.68                 25,327.00      0.80000                       258.25          9/1/10
00000000000000050276         36,592.51                 37,300.00      0.75000                       599.94         12/1/02
00000000000000049958         33,886.92                 34,000.00      0.75000                       305.69          1/1/16
00000000000000049805         96,250.89                 96,641.00      0.68000                       807.75          1/1/16
00000000000000050136         38,500.00                 38,500.00      0.44000                       331.44          2/1/16
00000000000000050211         33,774.00                 33,774.00      0.42000                       330.42          2/1/11
00000000000000049850         89,909.45                 90,083.00      0.67000                        781.2          1/1/16
00000000000000049646         66,000.00                 66,000.00      0.69000                       507.02         12/1/10
00000000000000048755         65,803.50                 66,360.00      0.41000                       653.09         11/1/10
00000000000000049091         43,297.92                 43,500.00      0.26000                       377.23         11/1/15
00000000000000049506         19,778.42                 20,000.00      0.41000                       253.25         12/1/05
00000000000000048630         93,017.70                 93,616.00      0.56000                       872.02         11/1/15
00000000000000049148         79,771.80                 80,000.00      0.80000                       637.38         11/1/25
00000000000000049980         27,185.71                 27,190.00      0.80000                       218.59          1/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 4 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049327      CHERRE               144 FONTAINE DR                BUFFALO            NY         14215
00000000000000050118      CHMELA               305 BENTLEY COURT              BREWSTER           NY         10509
00000000000000050289      CHRIST               4761S MEADE STREET             LITTLETON          CO         80123
00000000000000049580      CHRISTENSEN          2610 100TH PLACE               DENVER             CO         80221
00000000000000050238      CICCONE              24 HANOVER AVE                 WHIPPANY           NJ         07981
00000000000000050395      CINELLI              249 RIVER LAWN DRIVE           WAYNE              NJ         07470
00000000000000048762      CLARDY               294E CLINTON AVE               ROOSEVELT          NY         11575
00000000000000049455      CLARK                10103S PINEDALE DRIVE          CONIFER            CO         80433
00000000000000050010      CLARK                689 CENTER AVE                 RIVER EDGE         NJ         07661
00000000000000049224      CLAY                 5318E ANDREW ST                TUCSON             AZ         85711
00000000000000050161      CLAY                 21 CLARKSON AVE                BROOKLYN           NY         11226
00000000000000049842      CLIFF                79 BRETWOOD LANE               CENTERVILLE        MA         02632
00000000000000049443      CLIFFORD             5 CEDAR STREET                 LAUREL             NY         11948
00000000000000050352      CLIFTON              5937 VEGA RD                   COLLBRAN           CO         81624
00000000000000050110      COCCARO              1080E OAK ROAD                 VINELAND           NJ         08360
00000000000000049602      COELHO               36 CATALPA AVE                 RIVERSIDE          RI         02915
00000000000000048925      COLBY                40 LINCOLN ST                  SLOATSBURG         NY         10974
00000000000000048761      COLE                 355 KEENE RD                   ANTRIM             NH         03440
00000000000000048729      COLEMAN              1630 67TH AVENUE               PHILADELPHIA       PA         19126
00000000000000049772      COLEMAN              200 CLUBHOUSE DRIVE            WILLINGBORO        NJ         08046
00000000000000049786      COLEMAN              1314 DRIFT ROAD                WESTPORT           MA         02790
00000000000000050571      COLLIER              223 PIEDMONT AVE               HAMPTON            VA         23661
00000000000000050146      COLLMAR              4427E CAREY AVENUE             LAS VEGAS          NV         89115
00000000000000049983      COOPER               81 BUTLER STREET               NEW HAVEN          CT         06511
00000000000000049984      COPELAND             2000 CEDARWOOD LANE            SUFFOLK            VA         23434
00000000000000049680      CORAZZARI            38 TREMONT STREET              KINGSTON           MA         02364
00000000000000049546      CORDASCO             2310 BERT AVE                  POINT PLEASANT     NJ         08742
00000000000000049856      COREY                13655 STONEY BROOK DR          RENO               NV         89511
00000000000000050191      CORR                 DEAN MILLS ROAD                EAST DURHAM        NY         12423
00000000000000050414      CORSON               3810 BITTERN CT                RENO               NV         89506
00000000000000049567      CORTEZ               186-16 JORDAN AVE              HOLLIS             NY         11412
00000000000000047447      COTTINGHAM           1117E JOHNSON STREET           PHILADELPHIA       PA         19138
00000000000000049782      COUGHLIN             724 FERNDELL DR                ELMIRA             NY         14905
00000000000000049903      COULSON              337 WOODWARD AVE               MCKEES ROCKS       PA         15136
00000000000000048165      COVEY                1122E FERN DRIVE SOUTH         PHOENIX            AZ         85014
00000000000000049706      COX                  2495 AMBER DRIVE               LOVELAND           CO         80537
00000000000000049533      CRAFT                6218 CALLOWHILL ST             PHILADELPHIA       PA         19151
00000000000000049463      CREWS                155 KEIBER CT                  STATEN ISLAND      NY         10314
00000000000000048794      CUMMINGS             535S MELVILLE ST               PHILADELPHIA       PA         19143

Loan                    Curr Principal            Orig Principal               Due   Curr Note             Maturity       Rem
Number                         Balance                   Balance      LTV      Date       Rate   P-1 Pmt       Date      Term
00000000000000049327         17,452.55                 17,537.00      0.21000                      172.6     12/1/10
00000000000000050118         67,000.00                 67,000.00      0.55000                     533.81      2/1/11
00000000000000050289         81,995.00                 81,995.00      0.59000                     673.14      2/1/16
00000000000000049580         27,673.73                 27,700.00      0.70000                     261.83     12/1/15
00000000000000050238         47,858.21                 48,000.00      0.72000                     486.57     12/1/10
00000000000000050395         86,326.65                 86,400.00      0.80000                     663.73     12/1/10
00000000000000048762         26,825.36                 27,996.00      0.46000                      354.5     11/1/05
00000000000000049455         44,752.51                 45,000.00      0.33000                     442.87     12/1/10
00000000000000050010         53,800.38                 54,030.00      0.80000                     485.78     11/1/15
00000000000000049224         39,278.93                 40,000.00      0.63000                     521.99     11/1/05
00000000000000050161        116,000.00                116,000.00      0.63000                     932.53      2/1/11
00000000000000049842         86,944.63                 87,190.00      0.79000                      669.8      1/1/11
00000000000000049443         84,208.48                 84,500.00      0.70000                     759.73     12/1/15
00000000000000050352         25,950.00                 25,950.00      0.49000                     226.03      2/1/16
00000000000000050110         22,833.75                 23,000.00      0.76000                     233.15     11/1/10
00000000000000049602         79,717.04                 79,983.00      0.78000                     696.01     12/1/10
00000000000000048925         90,159.16                 90,351.00      0.58000                     824.57     11/1/15
00000000000000048761         61,021.90                 61,500.00      0.65000                     516.68     11/1/10
00000000000000048729         50,965.02                 51,200.00      0.80000                     460.34     11/1/15
00000000000000049772         32,280.29                 32,495.00      0.80000                     292.16     11/1/15
00000000000000049786         42,000.00                 42,000.00      0.65000                     381.06      1/1/10
00000000000000050571         44,800.00                 44,800.00      0.80000                     435.67      2/1/11
00000000000000050146         20,906.08                 21,000.00      0.71000                     212.88      1/1/11
00000000000000049983         24,416.58                 24,568.00      0.61000                     213.06      1/1/16
00000000000000049984         55,910.30                 56,000.00      0.76000                     503.49      1/1/16
00000000000000049680         39,473.06                 39,630.00      0.80000                     356.31     12/1/15
00000000000000049546         97,052.63                 97,600.00      0.80000                     877.51     10/1/15
00000000000000049856         69,870.63                 70,000.00      0.70000                     629.36      1/1/16
00000000000000050191         28,000.00                 28,000.00      0.38000                     282.17      2/1/11
00000000000000050414         21,000.00                 21,000.00      0.18000                     253.57      2/1/06
00000000000000049567        111,723.97                112,000.00      0.80000                     971.26     12/1/15
00000000000000047447         62,339.00                 62,500.00      0.70000                     609.37      8/1/15
00000000000000049782         29,905.11                 30,000.00      0.50000                     312.37      1/1/11
00000000000000049903         37,308.93                 37,600.00      0.80000                     465.99      1/1/06
00000000000000048165         59,721.12                 60,000.00      0.80000                     543.71     10/1/15
00000000000000049706         17,905.12                 18,000.00      0.74000                     182.47     12/1/10
00000000000000049533         29,979.25                 30,050.00      0.79000                     230.85     12/1/10
00000000000000049463         20,302.70                 21,000.00      0.75000                     212.88     12/1/10
00000000000000048794         16,883.98                 17,000.00      0.26000                     186.87     11/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 5 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049066      CURLEY               34 BIRCH RD                    WESTFORD           MA         01886
00000000000000049508      CUTLER               5127S OSCEOLA ST               LITTLETON          CO         80123
00000000000000049777      CYCKOWSKI            40 SEARING AVE                 HARRISON           NJ         07029
00000000000000049311      CYWINSKI             115 ROSEBERRY STREET           PHILADELPHIA       PA         19148
00000000000000049191      DACHOWSKI            8025 ENGLISH CREEK AVE         EGGHARBOR TOWNS    NJ         08234
00000000000000049561      DAILEY               8 CROSS STREET                 SCHODACK           NY         12033
00000000000000049784      DANDREA              2306 FOWLER ST                 N BELLMORE         NY         11710
00000000000000049147      DANFORTH             13 STARBROOK DRIVE             BARRINGTON         RI         02806
00000000000000050002      DANIELS              3455 ERVA STREET #223          LAS VEGAS          NV         89117
00000000000000050628      DANNUCCI             15 IRVING PLACE                NEWTON             NJ         07860
00000000000000050224      DANSAVAGE            12 BIG MINE RUN                ASHLAND            PA         17921
00000000000000050584      DARNELL              1459 MILWAUKEE ST              DENVER             CO         80203
00000000000000048897      DASILVA              1060E 219TH STREET             BRONX              NY         10469
00000000000000048623      DAVERMANN            116-42 230TH STREET            CAMBRIA HEIGHTS    NY         11411
00000000000000048874      DAVIS                555 FORDHAM AVE                BURLINGTON         NJ         08016
00000000000000049223      DAVIS                459 CHRISTOPHER AVE            BROOKLYN           NY         11212
00000000000000049457      DAVIS                2444S LAREDO STREET            AURORA             CO         80013
00000000000000049583      DAVIS                129 HUMBELOT ST                TRENTON            NJ         08618
00000000000000049826      DAVIS                84 CEDAR ST                    RONKONKOMA         NY         11779
00000000000000049451      DE WITT              1124 BUCHANAN RD               ANTIOCH            CA         94509
00000000000000048887      DEAN                 2108W DAHLIA                   PHOENIX            AZ         85029
00000000000000048951      DEAUSSAUSRE          118-39 221ST STREET            CAMBRIA HEIGHTS    NY         11411
00000000000000049943      DEBROCK              19 ALBERT ST                   POMPTON LAKES      NJ         07442
00000000000000050630      DEKLERK              1692E WHEAT ROAD               VINELAND           NJ         08360
00000000000000049015      DELEO                97-27 WOODHAVEN BLVD           OZONE PARK         NY         11416
00000000000000049781      DELGRANDE            84 CHARLES STREET              JERSEY CITY        NJ         07307
00000000000000049959      DEPALO               345 LAMOKA AVE                 STATEN ISLAND      NY         10312
00000000000000049197      DI MASCIO            902 CLARK CIRCLE               FLEMINGTON         NJ         08822
00000000000000049445      DIBUO                49 RED LION RD                 HENRIETTA          NY         14467
00000000000000049190      DICARLI              99 KING STREET                 DORCHESTER         MA         02122
00000000000000049568      DICKERSON            114 CAMP WINSOKI RD            RENSSELAERVILLE    NY         12147
00000000000000049019      DIDES                7326 RECOVERY RD               NIAGARA FALLS      NY         14304
00000000000000050299      DIGUISEPPE           10 HERSCHEL STREET             PROVIDENCE         RI         02909
00000000000000050597      DILELLO              145 MEADOW ST                  GARDEN CITY        NY         11530
00000000000000050177      DILL                 2948 WASHINGTON ROAD           SAYREVILLE         NJ         08859
00000000000000049026      DISERIO              7723 GALLANT CIRCLE            LAS VEGAS          NV         89117
00000000000000048746      DOBBINS              507 CROZER AVE                 NATIONAL PARK      NJ         08063
00000000000000049904      DOOKIE               133-32 117TH STREET            SOUTH OZONE PAR    NY         11420
00000000000000048741      DORFLAUFER           59 HAVENWOOD DR                LIVINGSTON         NJ         07039

Loan                    Curr Principal            Orig Principal               Due   Curr Note               Maturity       Rem
Number                         Balance                   Balance      LTV      Date       Rate  P-1 Pmt          Date      Term
00000000000000049066       41,792.35                 42,038.00      0.38000                     377.96         11/1/15
00000000000000049508       59,887.34                 60,140.00      0.80000                     540.71         12/1/15
00000000000000049777       97,157.37                 97,957.00      0.73000                     849.48         11/1/15
00000000000000049311       39,810.94                 40,000.00      0.67000                      427.4         12/1/10
00000000000000049191       60,829.77                 61,000.00      0.71000                     562.64         10/1/15
00000000000000049561       64,627.24                 65,000.00      0.60000                     563.68         12/1/15
00000000000000049784       96,880.82                 97,000.00      0.59000                     841.18          1/1/16
00000000000000049147       82,332.01                 83,000.00      0.55000                     757.49         11/1/15
00000000000000050002       30,884.28                 31,000.00      0.41000                     314.24          1/1/11
00000000000000050628       75,522.98                 75,939.00      0.67000                     747.36         12/1/10
00000000000000050224       41,284.72                 41,432.00      0.77000                      359.3          1/1/16
00000000000000050584       27,800.00                 27,800.00      0.24000                     270.35          2/1/11
00000000000000048897       24,754.55                 25,000.00      0.77000                     253.42         11/1/10
00000000000000048623       48,853.44                 49,245.00      0.31000                     484.65         11/1/10
00000000000000048874       34,747.46                 35,159.00      0.80000                     363.97          9/1/10
00000000000000049223       85,773.45                 86,000.00      0.75000                     784.87         12/1/15
00000000000000049457       69,715.84                 70,000.00      0.75000                     688.91         12/1/10
00000000000000049583       14,514.38                 14,632.00      0.76000                     150.59         10/1/10
00000000000000049826       54,941.83                 55,000.00      0.61000                     422.52          1/1/11
00000000000000049451       28,590.44                 28,756.00      0.75000                      291.5         12/1/10
00000000000000048887       34,332.19                 34,789.00      0.80000                     352.65         11/1/10
00000000000000048951      135,877.07                136,000.00      0.80000                    1083.54         12/1/25
00000000000000049943      107,507.56                108,000.00      0.80000                     936.57         11/1/15
00000000000000050630       71,286.62                 71,738.00      0.62000                     622.11         12/1/15
00000000000000049015       82,828.44                 83,000.00      0.44000                     703.98         11/1/25
00000000000000049781       19,718.52                 19,793.00      0.80000                     177.96         11/1/15
00000000000000049959       42,393.58                 42,500.00      0.45000                     430.82          1/1/11
00000000000000049197       88,671.63                 90,350.00      0.65000                     916.39         10/1/10
00000000000000049445       53,404.04                 53,700.00      0.71000                     544.35         12/1/10
00000000000000049190       56,351.21                 56,853.00      0.45000                     607.48         11/1/10
00000000000000049568       87,291.99                 87,500.00      0.70000                     861.14          1/1/11
00000000000000049019       33,618.60                 33,676.00      0.73000                     270.73         11/1/10
00000000000000050299       25,000.00                 25,000.00      0.57000                     244.58          2/1/11
00000000000000050597      296,776.00                296,776.00      0.75000                    2175.57          2/1/11
00000000000000050177       99,785.81                100,000.00      0.78000                      867.2         12/1/15
00000000000000049026       28,695.69                 28,989.00      0.80000                     260.64         11/1/15
00000000000000048746       75,807.54                 76,000.00      0.80000                     603.33          9/1/10
00000000000000049904       19,824.78                 20,057.00      0.80000                     180.33          1/1/16
00000000000000048741      188,397.64                190,000.00      0.54000                     1691.2          9/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 6 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048624      DOWNEY               57 FOREST MEADOW TRAIL         ROCHESTER          NY         14624
00000000000000049108      DRACE                37 STATE STREET                NEW ROCHELLE       NY         10801
00000000000000048989      DRAKE                6969 GRANGER POINT             NAPLES             NY         14512
00000000000000049947      DRAKE                117 GREENRIDGE DR              MANLIUS            NY         13104
00000000000000049766      DREVOJAN             673 ELM AVENUE                 SELKIRK            NY         12158
00000000000000049080      DUDLEY               9601 CITYVIEW DRIVE            MORRISON           CO         80465
00000000000000049705      DUFEL                4256 STATE HIGHWAY #30         AMSTERDAM          NY         12010
00000000000000050042      DUFFY                9 JOHN STREET                  BAYSHORE           NY         11706
00000000000000049730      DUFUR                8180E 123RD AVE                BRIGHTON           CO         80601
00000000000000049119      DUGAN                2806 HURLEY POND RD            WALL               NJ         07719
00000000000000049993      DUGGAN               216 SHORE BLVD                 SLATE HILL         NY         10973
00000000000000050614      DULASKY              103 PATTON AVE                 EAST SYRACUSE      NY         13027
00000000000000050197      DUNCAN               838SW308TH STREET              FEDERAL WAY        WA         98023
00000000000000048968      DUSCHL               156 BEACHWOOD ROAD             PARSIPPANY         NJ         07054
00000000000000047303      EDWARD               18 CRESCENT ST                 WARREN             RI         02885
00000000000000049541      EIB                  265 HOMECREST AVE              TRENTON            NJ         08638
00000000000000048949      ELIANOR              190 66 111TH ROAD              HOLLIS             NY         11412
00000000000000048809      ELLINGTON            243 MAGNOLIA AVE               ABSEON             NJ         08201
00000000000000048985      ERB                  212 DEB LANE                   WARMINISTER        PA         18974
00000000000000049301      ERDMAN               7 HOWE COURT                   CORAM              NY         11727
00000000000000049324      ESTRADA              306 SANTA CRUZ ST              MADERA             CA         93637
00000000000000050665      ESTRADA              6891 KEARNEY ST                COMMERCE CITY      CO         80022
00000000000000050182      ETHERTON             1234 SHILOH PIKE               BRIDGETON          NJ         08302
00000000000000050467      EUCKER               1041 ELBERT AVENUE             LOVELAND           CO         80537
00000000000000048733      EVANS                7514 WALNUT LANE               PHILADELPHIA       PA         19138
00000000000000048814      EVANS                329 LIVINGSTON STREET          WESTFIELD          NJ         07090
00000000000000050332      EVANS                16 MORGAN STREET               PROVIDENCE         RI         02907
00000000000000050026      EVERETT              4401 SATINWOOD DRIVE           LAS VEGAS          NV         89117
00000000000000050374      EXNER                728 OLD MEDFORD AVE            MEDFORD            NY         11763
00000000000000049275      FABINO               87 MONTVUE ST                  PITTSFIELD         MA         01201
00000000000000049308      FALCIONI             34 BEECHWWOD DR                ANSONIA            CT         06401
00000000000000049987      FANNON               5377 STIRRUP STREET            LAS VEGAS          NV         89119
00000000000000049595      FARR                 27 MAXWELL ROAD                LATHAM             NY         12110
00000000000000048931      FASNACHT             616N MARY STREET               LANCASTER          PA         17603
00000000000000049938      FASSINO              7851W 4TH AVENUE               LAKEWOOD           CO         80226
00000000000000049982      FATEHI               19737E PRINCETON PL            AURORA             CO         80013
00000000000000050511      FAULKNER             325 LENOX AVE                  SOUTH ORANGE       NJ         07079
00000000000000048861      FAVARA               517E OLIVE STREET              LONG BEACH         NY         11561
00000000000000049408      FELDMAN              1341E ROCKLEDGE RD             PHOENIX            AZ         85048

Loan                    Curr Principal            Orig Principal               Due   Curr Note                  Maturity    Rem
Number                         Balance                   Balance      LTV      Date       Rate      P-1 Pmt         Date   Term
00000000000000048624        56,410.20                 56,706.00      0.80000                      519.36         11/1/15
00000000000000049108       126,686.49                127,000.00      0.77000                     1101.34         12/1/15
00000000000000048989        82,295.70                 82,570.00      0.48000                      716.04         11/1/15
00000000000000049947        52,636.52                 52,800.00      0.80000                      519.64          1/1/11
00000000000000049766        43,900.22                 44,444.00      0.47000                      645.38          1/1/06
00000000000000049080        42,543.87                 43,198.00      0.79000                      388.39         11/1/15
00000000000000049705        47,884.88                 48,000.00      0.80000                       472.4          1/1/11
00000000000000050042        11,958.15                 12,000.00      0.18000                      121.65          1/1/11
00000000000000049730        40,617.16                 40,786.00      0.67000                      411.32         12/1/15
00000000000000049119        43,198.42                 43,499.00      0.67000                       450.3          9/1/10
00000000000000049993        48,561.41                 48,709.00      0.34000                      374.19          1/1/11
00000000000000050614        28,159.00                 28,159.00      0.40000                      273.84          2/1/11
00000000000000050197        69,445.44                 69,598.00      0.80000                      593.03          1/1/16
00000000000000048968        55,595.65                 56,415.00      0.34000                      571.87          9/1/10
00000000000000047303        92,759.09                 94,218.00      0.79000                      1011.9          8/1/10
00000000000000049541        66,882.91                 67,500.00      0.75000                      698.76         10/1/10
00000000000000048949       114,218.73                114,561.00      0.70000                      912.74         11/1/25
00000000000000048809        73,736.33                 74,300.00      0.57000                      673.29          9/1/15
00000000000000048985        79,784.74                 80,000.00      0.61000                      730.11         11/1/15
00000000000000049301        26,289.09                 27,000.00      0.61000                      555.91         12/1/00
00000000000000049324        45,296.29                 45,600.00      0.80000                      445.31         12/1/10
00000000000000050665        54,194.00                 54,194.00      0.65000                      447.42          2/1/26
00000000000000050182        74,898.78                 75,200.00      0.80000                      652.13         12/1/15
00000000000000050467        33,000.00                 33,000.00      0.64000                       344.4          2/1/11
00000000000000048733        44,465.24                 45,000.00      0.75000                      461.79         11/1/10
00000000000000048814        46,940.18                 47,020.00      0.63000                       423.1          9/1/10
00000000000000050332        21,000.00                 21,000.00      0.28000                      197.67          2/1/11
00000000000000050026        31,056.21                 31,188.00      0.79000                      316.15          1/1/11
00000000000000050374        54,523.00                 54,523.00      0.36000                      511.44          2/1/16
00000000000000049275        22,413.02                 22,616.00      0.29000                      303.91         12/1/05
00000000000000049308        59,224.20                 59,615.00      0.48000                      516.98         12/1/15
00000000000000049987        34,008.44                 34,119.00      0.61000                      345.86          1/1/11
00000000000000049595       124,721.20                124,800.00      0.80000                      981.81         12/1/25
00000000000000048931        48,504.25                 48,800.00      0.80000                      423.19         11/1/15
00000000000000049938        26,489.88                 26,576.00      0.80000                       269.4          1/1/11
00000000000000049982        79,943.68                 80,000.00      0.77000                      614.57          1/1/11
00000000000000050511       120,301.94                121,000.00      0.70000                     1011.34         12/1/15
00000000000000048861        54,895.25                 55,000.00      0.69000                      519.88         11/1/15
00000000000000049408        93,792.28                 93,793.00      0.65000                      843.28         12/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 7 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049550      FELTMANN             254 LABOUNNTY TRAIL            PORT MURRAY        NJ         07865
00000000000000048830      FERDINANDSEN         39 HUNT FARM RD                WACCABUC           NY         10597
00000000000000049204      FERRIS               213 PINE STREET                PEEKSKILL          NY         10566
00000000000000049062      FINNEGAN             BALD MOUNTAIN RD               OQUOSSOC           ME         04964
00000000000000049557      FINNEGAN             1796 MAIN ST                   KEESEVILLE         NY         12944
00000000000000049271      FINUCANE             49 OWENS BROOK BLVD            SIMSBURY           CT         06070
00000000000000049252      FIRETTO              64 BELLEVIEW AVE               SOUTHINGTON        CT         06489
00000000000000049877      FIRLEIN              28 LONGHILL AVE                WASHINGTON         NJ         07882
00000000000000048963      FITZSIMONS           222 BEARFORT ROAD              WEST MILFORD       NJ         07480
00000000000000050543      FLINT                551 PLEASANT VALLEY RD         POTSDAM            NY         13676
00000000000000048937      FLORES               12361E THUNDERHEAD RANCH RD    TUCSON             AZ         85747
00000000000000049712      FLORES               23 AIKEN STREET                NORWALK            CT         06851
00000000000000048849      FLOWERS              205 16 112TH ROAD              HOLLIS             NY         11412
00000000000000050062      FOLEY                27 COBBLESTONE RD              EASTON             MA         02356
00000000000000048912      FONSECA              2621 CHERYL WAY                SACRAMENTO         CA         95832
00000000000000048871      FOURNIER             26 CHESTNUT ST                 ATTLEBORO          MA         02703
00000000000000049589      FRANCESCONI          954 SEWELL AVE                 CAPE MAY           NJ         08204
00000000000000049461      FRANTZ               44 CAMBRIA ST                  LANCASTER          NY         14086
00000000000000049821      FREEMAN              156E WALNUT LANE               PHILADELPHIA       PA         19144
00000000000000049373      FREY                 7668 GREENBUSH RD              AKRON              NY         14001
00000000000000049634      FRIEDLAND            2542S BISMARK                  NORTH BELLMORE     NY         11710
00000000000000050648      FRISTIC              25 MADISON ST                  WILKES BARRE       PA         18705
00000000000000049360      FRYBERGER            103 ATLAS DR                   NEW CASTLE         DE         19720
00000000000000049344      FULEP                221 CEDAR AVENUE               ISLIP              NY         11751
00000000000000048813      FULLER               BOX 108                        DOWNSVILLE         NY         13755
00000000000000049023      FUNKENBUSCH          1327 ARALIA CT                 LOVELAND           CO         80538
00000000000000050673      FURIA                138 ALBERT ST                  CRANSTON           RI         02905
00000000000000050003      GAC                  212 PINEGROVE AVENUE           ROCHESTER          NY         14617
00000000000000049774      GAGLIANO             332 FOURTH STREET              SADDLE BROOK       NJ         07663
00000000000000048778      GAHM                 5311W 72ND DRIVE               ARVADA             CO         80003
00000000000000050603      GALAMBACK            4818S XENOPHON ST              MORRISON           CO         80465
00000000000000050260      GALLAGHER            3244E 115TH AVENUE             THORNTON           CO         80233
00000000000000049438      GALLANT              49 ROSELAND AVE                WEST SPRINGFIEL    MA         01089
00000000000000050516      GALLEGOS             129 WALTON ST                  ENGLEWOOD          NJ         07631
00000000000000050435      GALLOP               2213 HEAVENLY VIEW DR          HENDERSON          NV         89014
00000000000000049184      GARCIA               699 SALEM AVE                  ELIZABETH          NJ         07208
00000000000000050269      GARDNER              71 HIGHLAND DRIVE              BARNEGAT           NJ         08005
00000000000000050087      GARLOW               837 BALTHROPE RD               NEWPORT NEWS       VA         23608
00000000000000050049      GARNER               2816 ORCHARD AVENUE            GRAND JUNCTION     CO         81501

                              Curr          Orig                     Curr
                         Principal     Principal               Due   Note             Maturity    Rem
Loan Number                Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000049550     28,093.15     28,700.00      0.74000                 365.12   10/1/05
00000000000000048830    126,730.75    127,000.00      0.45000                 975.63   11/1/10
00000000000000049204     49,713.66     50,000.00      0.45000                  433.6   12/1/15
00000000000000049062     66,296.00     66,296.00      0.51000                 532.96   11/1/10
00000000000000049557     53,467.44     53,600.00      0.80000                 464.82   12/1/15
00000000000000049271     36,571.66     36,954.00      0.61000                 332.25   12/1/15
00000000000000049252     76,549.91     77,000.00      0.59000                 667.74   11/1/15
00000000000000049877    196,035.62    196,548.00      0.74000                1581.47   11/1/10
00000000000000048963     98,630.05     98,930.00      0.70000                 785.36    9/1/10
00000000000000050543     85,000.00     85,000.00      0.77000                  726.4    2/1/16
00000000000000048937     21,014.99     21,704.00      0.80000                 220.01   11/1/10
00000000000000049712    118,125.80    118,544.00      0.64000                 953.83   12/1/10
00000000000000048849     54,665.55     55,000.00      0.42000                 476.96   11/1/15
00000000000000050062     34,161.52     34,298.00      0.73000                 347.67    1/1/11
00000000000000048912     61,816.82     62,400.00      0.80000                 541.13   11/1/15
00000000000000048871     40,237.59     40,559.00      0.70000                 445.83   11/1/10
00000000000000049589     37,689.88     38,319.00      0.20000                 388.43   10/1/10
00000000000000049461     49,151.27     49,346.00      0.70000                 443.67   12/1/15
00000000000000049821     37,457.59     37,600.00      0.80000                 326.07    1/1/16
00000000000000049373     43,516.17     43,819.00      0.50000                 431.25   12/1/10
00000000000000049634    110,585.97    110,600.00      0.66000                 947.95   12/1/15
00000000000000050648     42,700.00     42,700.00      0.70000                 445.63    2/1/11
00000000000000049360     44,716.92     45,000.00      0.73000                 475.35   12/1/10
00000000000000049344     25,824.40     26,000.00      0.80000                 263.56   12/1/10
00000000000000048813     35,820.09     36,400.00      0.70000                 460.91   11/1/05
00000000000000049023     34,609.75     35,000.00      0.75000                 438.46   11/1/05
00000000000000050673    188,000.00    188,000.00      0.90000                 1282.5    2/1/26
00000000000000050003     80,681.93     80,800.00      0.80000                 700.69    1/1/16
00000000000000049774     33,235.06     33,471.00      0.64000                 311.78   11/1/15
00000000000000048778     29,758.41     30,000.00      0.68000                 304.11   11/1/10
00000000000000050603     12,317.00     12,317.00      0.80000                 154.64    2/1/06
00000000000000050260     20,249.00     20,249.00      0.80000                 255.31    2/1/06
00000000000000049438     67,992.68     68,000.00      0.80000                 510.87   12/1/25
00000000000000050516     28,498.02     28,800.00      0.80000                 364.68   12/1/05
00000000000000050435     57,500.00     57,500.00      0.48000                 491.39    2/1/16
00000000000000049184     15,723.11     15,900.00      0.77000                  164.6    9/1/10
00000000000000050269     55,146.20     55,241.00      0.50000                 529.44   12/1/15
00000000000000050087     23,865.40     24,000.00      0.68000                 313.19    1/1/06
00000000000000050049     26,415.19     26,502.00      0.80000                 238.28    1/1/16

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 8 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050518      GASKILL              37 FOREST CT                   TABERNACLE         NJ         08088
00000000000000048801      GATLIN               4801 PATTERSON DRIVE           DIAMOND SPRINGS    CA         95619
00000000000000050546      GAUDINO              223 BASSWOOD DR                MIDDLETOWN         CT         06457
00000000000000049188      GAUDREAU             18 LIVERMORE AVENUE            STATEN ISLAND      NY         10302
00000000000000049581      GEGLER               RD 1 BOX 434 RTE 168           MOHAWK             NY         13407
00000000000000048677      GELLING              3862 KEILY DRIVE               SEAFORD            NY         11783
00000000000000050517      GENOVESE             16 SHAWONDASSEE RD             HIGHLAND LAKES     NJ         07422
00000000000000050432      GEORGE               4673S LOGAN STREET             ENGLEWOOD          CO         80110
00000000000000050335      GERASIMOPOULOS       10 ROBERTSON DRIVE             PEARL RIVER        NY         10965
00000000000000050405      GERBASIO             25 COLUMBIA AVE                KEARNEY            NJ         07032
00000000000000049051      GERSTENBERG          263W BEIL AVENUE               NAZARETH           PA         18064
00000000000000048712      GHANSIAM             102-09 187TH STREET            HOLLIS             NY         11423
00000000000000049396      GIACOVELLI           19 MASSEY STREET               LODI               NJ         07644
00000000000000049917      GIANNOTTI            23 LOFT RD                     SMITHTOWN          NY         11787
00000000000000049192      GIBSON               1136 DELSEA DRIVE              WESTVILLE          NJ         08093
00000000000000048950      GILBERT              RD#1 BOX 145A                  UNADILLA           NY         13849
00000000000000049287      GILBERT              21 JORDAN STREET               BROCKTON           MA         02402
00000000000000048749      GILL                 155 DELAWARE AVE               DUMONT             NJ         07628
00000000000000048288      GLASS                2204 MONACO PKY                DENVER             CO         80207
00000000000000049274      GLAVIN               41 HOVEY LANE                  QUINCY             MA         02171
00000000000000049575      GLOVER               4910 GREENLEIGH RD             RICHMOND           VA         23223
00000000000000049776      GOETASKI             116 EVERGREEN AVE              VILLAS             NJ         08251
00000000000000049521      GOHN                 620- 624 S FOURTEENTH ST       COLUMBIA           PA         17512
00000000000000049874      GOINS                4 AGONQUIN TER                 ENGLISHTOWN        NJ         07726
00000000000000049499      GOLDING              1615 8TH AVENUE                WATERVLIET         NY         12189
00000000000000050333      GOLDYS               20 WOODS GROVE RD              SHELTON            CT         06484
00000000000000050404      GOLL                 319 O DONNELL LANE             CINNAMINSON        NJ         08077
00000000000000050267      GONCALVES            4 DORSET LANE                  HUNTINGTON STAT    NY         11746
00000000000000049992      GONZALEZ             4712 LAKESTREAM AVE            LAS VEGAS          NV         89110
00000000000000049177      GOODALL              3525 WHITE CHAPEL RD           BALTIMORE          MD         21215
00000000000000050008      GOODMAN              401 JACKSONVILLE ROAD          MT HOLLY           NJ         08060
00000000000000050273      GORDON               104 HIGHLAND TR                DENVILLE           NJ         07834
00000000000000050217      GORMAN               BOX 367A WARD LANE             SCHOHARIE          NY         12157
00000000000000050446      GORMAN               144 PAPSCOE ROAD               HEWITT             NJ         07421
00000000000000050038      GOULBOURNE           63W LEE STREET                 ROOSEVELT          NY         11575
00000000000000049369      GOVENETTIO           13 FREDRO ST                   BUFFALO            NY         14206
00000000000000048748      GRABINER             1376 HUDSON RD                 TEANECK            NJ         07666
00000000000000050376      GRAMPS               22 LAS PLUMAS WAY              OROVILLE           CA         95966
00000000000000048674      GRAY                 5314 CHEW STREET               PHILADELPHIA       PA         19138

                              Curr          Orig                     Curr
                         Principal     Principal               Due   Note             Maturity    Rem
Loan Number                Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050518     44,228.55     44,295.00      0.80000                 398.25   12/1/15
00000000000000048801     79,687.33     80,000.00      0.75000                 730.11   11/1/15
00000000000000050546     11,808.00     11,808.00      0.09000                 145.71    2/1/06
00000000000000049188     54,309.51     54,700.00      0.48000                 517.05   12/1/15
00000000000000049581     66,333.89     67,000.00      0.63000                 581.02   12/1/15
00000000000000048677     37,640.06     38,816.00      0.71000                 506.53   11/1/05
00000000000000050517    115,130.12    115,200.00      0.80000                 884.98   12/1/10
00000000000000050432     75,000.00     75,000.00      0.75000                 622.21    2/1/16
00000000000000050335     60,765.00     60,765.00      0.80000                 542.43    2/1/16
00000000000000050405     32,423.34     32,621.00      0.64000                 330.67   12/1/10
00000000000000049051    122,392.75    122,597.00      0.67000                  941.8   11/1/10
00000000000000048712     54,744.49     54,991.00      0.55000                 442.08   10/1/25
00000000000000049396     31,353.49     31,553.00      0.80000                 291.04   10/1/15
00000000000000049917    160,924.11    161,000.00      0.69000                1236.81    1/1/11
00000000000000049192     34,591.24     35,000.00      0.55000                 314.68   10/1/15
00000000000000048950     64,238.91     64,400.00      0.80000                 513.09   11/1/25
00000000000000049287     67,571.07     68,000.00      0.80000                 589.69   11/1/15
00000000000000048749    182,604.66    184,000.00      0.80000                1637.79    9/1/15
00000000000000048288    109,359.36    110,000.00      0.75000                1057.89   10/1/15
00000000000000049274     57,375.17     58,000.00      0.48000                 570.81   12/1/10
00000000000000049575     62,844.85     63,000.00      0.68000                 546.33   12/1/15
00000000000000049776     57,761.18     58,000.00      0.78000                  462.1   11/1/25
00000000000000049521     49,718.29     50,040.00      0.74000                 513.51   12/1/10
00000000000000049874     38,085.09     38,419.00      0.80000                 389.45   11/1/10
00000000000000049499     67,784.89     68,000.00      0.80000                 589.69   12/1/15
00000000000000050333     55,000.00     55,000.00      0.37000                 418.63    2/1/11
00000000000000050404     91,410.45     91,600.00      0.71000                 794.35   12/1/15
00000000000000050267     29,000.00     29,000.00      0.80000                 302.66    2/1/11
00000000000000049992     68,683.46     68,800.00      0.80000                 596.63    1/1/16
00000000000000049177     63,013.82     63,750.00      0.74000                 714.61   11/1/10
00000000000000050008     82,629.79     83,498.00      0.73000                 724.09   11/1/15
00000000000000050273     21,987.81     23,773.00      0.60000                 240.99   11/1/10
00000000000000050217     58,500.00     58,500.00      0.66000                 445.27    2/1/11
00000000000000050446     19,104.39     19,400.00      0.76000                 245.65   12/1/05
00000000000000050038     81,026.05     81,100.00      0.62000                 640.34    1/1/26
00000000000000049369     59,767.04     60,000.00      0.80000                 520.32   12/1/15
00000000000000048748     54,807.13     55,189.00      0.66000                 499.75    9/1/15
00000000000000050376     60,000.00     60,000.00      0.80000                 516.53    2/1/16
00000000000000048674     39,484.51     39,750.00      0.75000                 407.92   10/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 9 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048711      GRAY                 501 COLONIAL CRESCENT          LITITZ             PA         17543
00000000000000049518      GRETZ                1505 CARLISLE STREET           NATRONA HEIGHTS    PA         15065
00000000000000049036      GRIFFIN              3656W 108TH PLACE              CHICAGO            IL         60655
00000000000000049492      GRIGGS               2416 MADISON STREET            CHESTER            PA         19013
00000000000000048995      GRIMES               194-47 115TH DRIVE             ST ALBANS          NY         11412
00000000000000049325      GRISWOLD             3130 COMSTOCK DR               RENO               NV         89512
00000000000000049496      GROSSO               15 PROSPECT AVENUE             OSSINING           NY         10562
00000000000000049000      GROUND               938 WERNER RD                  ATTICA             NY         14011
00000000000000050357      GRUBER               2903 PYRAMID AVENUE            PITTSBURG          PA         15227
00000000000000050720      GUERRIERO            456N MONROE STREET             RIDGEWOOD          NJ         07450
00000000000000049861      GUIDI                72 GOULD ST                    WAKEFIELD          MA         01880
00000000000000050112      GULOTTA              203 PENNSYLVANIA AVE           VILLAS             NJ         08251
00000000000000050500      GUTIERREZ            209 ROSE DR                    SECURITY           CO         80911
00000000000000049377      GUYETT               15 LINDA AVE                   DOVER              NH         03820
00000000000000050291      HAAS                 897 MAIN STREET                YARMOUTHPORT       MA         02675
00000000000000049685      HACKNEY              6315N GRATZ STREET             PHILADELPHIA       PA         19141
00000000000000049010      HAGENS               45 ONEIDA AVE                  LAKE HIAWATHA      NJ         07034
00000000000000049399      HAHN                 7 VACCARO RD                   FLANDERS           NJ         07836
00000000000000049024      HALABA               3605 NEWLAND STREET            WHEATRIDGE         CO         80033
00000000000000049208      HALDANE              13 ARLENE AVENUE               WILLMINGTON        MA         01887
00000000000000047493      HALL                 HALLS CORNER ROAD              BELFAST            ME         04915
00000000000000049273      HALL                 3716 LAFAYETTE ST              WILMINGTON         DE         19808
00000000000000049292      HALL                 1 BEEKMAN RD                   WILMINGTON         DE         19809
00000000000000049505      HAMBLIN              1402S CRESTON CIR              MESA               AZ         85204
00000000000000049058      HAN                  3815 KINGFISHER WAY            LAS VEGAS          NV         89103
00000000000000049248      HANLEY               557 EMERSON DR                 BUFFALO            NY         14226
00000000000000050020      HARDEN               737 PLANK ROAD                 ONTARIO            NY         14519
00000000000000050444      HARM                 42 EAST AVE                    HACKETTSTOWN       NJ         07840
00000000000000049126      HARNER               20 CHANDLER DR                 WAYNE              NJ         07470
00000000000000048770      HARPER               15 MOYES AVENUE                PROVIDENCE         RI         02907
00000000000000049005      HARRIS               241 INLAND AVE                 TRENTON            NJ         08638
00000000000000049611      HARRIS               1500 ESSEX AVENUE              WOODLYN            PA         19094
00000000000000050243      HARRIS               19 LAMBETH ROAD                BURLINGTON         NJ         08016
00000000000000049072      HARTMAN              2772 OAKLAND DR                EDEN               NY         14057
00000000000000049656      HASBROUCK            10 AMATO LANE                  HIGHLAND           NY         12528
00000000000000049407      HECK                 301S MOUNTAIN BLVD             MOUNTAIN TOP       PA         18707
00000000000000049293      HEFFERNAN            26 CIRCLE HILL RD              SALEM              MA         01970
00000000000000049470      HEINTZELMAN          108 FISHER AVENUE              LEWISBURG          PA         17837
00000000000000049608      HENDRICKS            1913 KRANSTEN DR               HENDERSON          NV         89014

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000048711       51,052.86     51,500.00      0.80000                 463.03   10/1/15
00000000000000049518       97,481.06     97,700.00      0.78000                 847.25   12/1/15
00000000000000049036       21,039.60     21,333.00      0.55000                  281.8   11/1/05
00000000000000049492       15,919.13     16,000.00      0.32000                 157.47   12/1/10
00000000000000048995       45,535.69     45,912.00      0.33000                 398.15   11/1/15
00000000000000049325       29,159.03     29,425.00      0.79000                 236.55   12/1/10
00000000000000049496       22,860.61     22,982.00      0.51000                 232.97   12/1/10
00000000000000049000       29,233.79     29,500.00      0.58000                 269.23   11/1/15
00000000000000050357       72,000.00     72,000.00      0.80000                 704.38    2/1/11
00000000000000050720       11,500.00     11,500.00      0.56000                 132.16    1/1/11
00000000000000049861       30,461.51     30,500.00      0.60000                 322.18    1/1/11
00000000000000050112       45,374.50     45,600.00      0.70000                 395.44   11/1/15
00000000000000050500       58,622.00     58,622.00      0.70000                  629.6    2/1/11
00000000000000049377       40,199.04     40,607.00      0.55000                 352.15   12/1/15
00000000000000050291       28,632.80     28,776.00      0.71000                 300.32    2/1/11
00000000000000049685       27,401.58     27,718.00      0.69000                 240.37   12/1/15
00000000000000049010       59,426.67     59,600.00      0.48000                 483.85    9/1/10
00000000000000049399       83,105.65     83,609.00      0.74000                 725.58   10/1/15
00000000000000049024       30,604.79     30,800.00      0.70000                 276.92   11/1/15
00000000000000049208       81,055.94     81,502.00      0.45000                 836.38   11/1/10
00000000000000047493       47,950.00     47,950.00      0.70000                 388.93    8/1/10
00000000000000049273       29,648.01     29,822.00      0.34000                 258.62   12/1/15
00000000000000049292       92,871.80     93,600.00      0.80000                 854.23   11/1/15
00000000000000049505       16,807.60     17,000.00      0.68000                 215.26   12/1/05
00000000000000049058      104,629.69    105,000.00      0.80000                 836.56   11/1/25
00000000000000049248       33,796.37     34,000.00      0.54000                 324.73   12/1/10
00000000000000050020       76,000.00     76,000.00      0.80000                 659.07    1/1/16
00000000000000050444      104,726.32    105,000.00      0.75000                 836.56   12/1/25
00000000000000049126       17,497.87     17,716.00      0.75000                  183.4    9/1/10
00000000000000048770       27,339.91     27,400.00      0.59000                 262.61   11/1/15
00000000000000049005       93,508.72     95,000.00      0.68000                 854.13    9/1/15
00000000000000049611       74,680.49     75,000.00      0.68000                 597.55   12/1/25
00000000000000050243       65,812.39     66,015.00      0.77000                 572.48   12/1/15
00000000000000049072       71,760.75     72,000.00      0.80000                 553.11   11/1/10
00000000000000049656       55,065.75     55,095.00      0.69000                 477.78    1/1/16
00000000000000049407       14,329.18     14,409.00      0.80000                 146.06   12/1/10
00000000000000049293       88,076.37     88,526.00      0.57000                 767.69   12/1/15
00000000000000049470       74,490.16     75,000.00      0.75000                 626.87   12/1/15
00000000000000049608       13,717.03     13,800.00      0.77000                 139.89   12/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 10 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050090      HENNIX               4539N 17TH STREET              PHILADELPHIA       PA         19140
00000000000000049626      HENRY                43815N 12TH STREET             PHOENIX            AZ         85027
00000000000000049863      HEPNER               433 BERRYSBURG RD              MILLERBURG         PA         17061
00000000000000049577      HERNANDEZ            9260W JACKSON ST               TOLLESON           AZ         85353
00000000000000050493      HERNANDEZ            7145W MONTECITO AVE            PHOENIX            AZ         85033
00000000000000048737      HERSCHBERG           7024 OLD VILLAGE AVENUE        LAS VEGAS          NV         89129
00000000000000049356      HESSELIUS            8485S YARROW STREET            LITTLETON          CO         80123
00000000000000049262      HETMAN               62 OAK STREET                  E BRIDGWATER       MA         02333
00000000000000049584      HIGGINS              2028 BURLINGTON-COLUMBUS       BURLINGTON         NJ         08016
00000000000000050005      HIGHTOWER            171-18 119TH ROAD              JAMAICA            NY         11434
00000000000000049345      HILL                 8960 DOVE COVE DR              LAS VEGAS          NV         89129
00000000000000049655      HILL                 5501 HUNTER STREET             PHILADELPHIA       PA         19131
00000000000000050305      HILL                 180 KINGS RD                   COVENTRY           CT         06238
00000000000000049574      HILTON               10E CROSS RD                   STAMFORD           CT         06907
00000000000000050426      HILWIG               6653 TONAWANDA CREEK RD        LOCKPORT           NY         14094
00000000000000049205      HIMES                1010 CALLOWHILL STREET         PHEONIXVILLE       PA         19460
00000000000000049587      HINSMAN              16N SHORE RD                   DENVILLE           NJ         07834
00000000000000048700      HOARAU               25 SHIPMAN AVENUE              NORTH BABYLON      NY         11703
00000000000000049679      HOF                  4705E HOBART DR                MESA               AZ         85205
00000000000000049125      HOLBROOK             76 MORRIS AVENUE               BELFORD            NJ         07718
00000000000000049502      HOLLISTER            194 OAK STREET                 MANOR              PA         15665
00000000000000049366      HOLMES               14 FERNWOOD ST                 PLAINFIELD         CT         06374
00000000000000049643      HOLSTEYN             114 RUDOLPH WEIR JR RD         EARLTON            NY         12058
00000000000000049787      HOPKIN               RD 2 BOX 588                   RUFFSDALE          PA         15679
00000000000000049358      HOPPE                1019 SURREY RD                 PHILADELPHIA       PA         19115
00000000000000050342      HORTON               24 HUNT ROAD                   COLUMBIA           CT         06237
00000000000000050503      HOTHAN               28558 ASPEN DRIVE              CONIFER            CO         80433
00000000000000049390      HOUGHTON             2931S JAY STREET               DENVER             CO         80227
00000000000000050635      HOUSE                25 KEMAH MECCA LAKE RD         NEWTON             NJ         07860
00000000000000049140      HOVANES              145 BENHAM HILL RD             WEST HAVEN         CT         06516
00000000000000049688      HOWES                47 LOMBARD RD                  HUBBARDSTON        MA         01452
00000000000000050037      HUDSON               232E HUDSON STREET             LONG BEACH         NY         11561
00000000000000049234      HUGHES               PROSPECT AVE                   EPSOM              NH         03234
00000000000000050234      HUNDLEY              5422S DORCHESTER               CHICAGO            IL         60615
00000000000000048651      HUNT                 27 BURNSIDE AVENUE             ONEONTA            NY         13820
00000000000000050149      HUSEREAU             3 GUARINO AVE                  WESTERLY           RI         02891
00000000000000050447      HUSLINGER            49 CLARK ROAD                  PORT JERVIS        NY         12771
00000000000000049478      IANNELLO             2108 AVENUE Y                  BROOKLYN           NY         11235
00000000000000049598      IASBARRONE           12 STREIT AVE                  POUGHKEEPSIE       NY         12603

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050090       19,817.60     20,150.00      0.65000                 206.78    1/1/11
00000000000000049626       34,000.00     34,000.00      0.80000                 344.65   12/1/10
00000000000000049863       27,841.68     28,000.00      0.70000                 362.16    1/1/06
00000000000000049577       33,653.87     34,000.00      0.52000                 334.62   12/1/10
00000000000000050493       42,400.00     42,400.00      0.80000                 412.33    2/1/11
00000000000000048737       67,774.08     68,000.00      0.59000                 591.73   11/1/10
00000000000000049356       22,873.53     23,000.00      0.80000                 233.15   12/1/10
00000000000000049262       56,834.61     57,000.00      0.48000                  494.3   12/1/15
00000000000000049584       44,380.37     44,743.00      0.28000                  412.7   10/1/15
00000000000000050005       82,962.82     83,178.00      0.70000                 747.84    1/1/16
00000000000000049345       79,981.21     80,119.00      0.57000                 679.54   12/1/25
00000000000000049655       16,537.24     16,603.00      0.49000                 170.38   12/1/10
00000000000000050305       97,000.00     97,000.00      0.75000                 779.79    2/1/11
00000000000000049574      109,922.56    110,000.00      0.33000                 845.03   12/1/10
00000000000000050426       60,516.00     60,516.00      0.76000                 517.16    2/1/16
00000000000000049205       42,934.33     43,000.00      0.37000                  372.9   11/1/15
00000000000000049587       43,480.41     43,550.00      0.35000                 365.88   10/1/25
00000000000000048700       19,294.38     19,313.00      0.75000                 165.22   11/1/10
00000000000000049679       43,481.90     43,709.00      0.70000                 392.99   12/1/15
00000000000000049125      105,842.02    106,140.00      0.79000                 884.75    9/1/25
00000000000000049502       49,232.96     49,400.00      0.59000                 450.84   12/1/15
00000000000000049366       59,650.71     60,000.00      0.63000                  590.5   12/1/10
00000000000000049643       41,840.65     42,000.00      0.50000                 413.35   12/1/10
00000000000000049787       83,282.59     83,400.00      0.71000                 640.68   12/1/10
00000000000000049358       28,397.94     28,488.00      0.33000                 280.37   12/1/10
00000000000000050342       97,144.00     97,144.00      0.80000                 749.71    2/1/26
00000000000000050503       40,283.00     40,283.00      0.80000                 357.02    2/1/16
00000000000000049390       84,614.02     85,000.00      0.62000                 814.65   12/1/15
00000000000000050635       37,761.94     38,000.00      0.45000                 406.03   12/1/10
00000000000000049140       35,276.50     35,446.00      0.80000                 359.31   11/1/10
00000000000000049688       44,317.45     44,500.00      0.52000                  385.9   12/1/15
00000000000000050037       22,873.66     23,000.00      0.78000                 289.99    1/1/06
00000000000000049234       79,640.41     79,716.00      0.80000                 612.39   11/1/10
00000000000000050234      110,563.08    111,000.00      0.67000                1158.42    1/1/11
00000000000000048651       44,819.96     45,028.00      0.75000                 404.84   11/1/15
00000000000000050149       43,271.97     43,577.00      0.45000                 375.15    1/1/16
00000000000000050447      109,560.00    109,560.00      0.64000                 908.92    2/1/16
00000000000000049478      154,775.95    155,000.00      0.75000                1314.65   12/1/25
00000000000000049598       71,171.93     71,600.00      0.80000                 620.91   12/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 11 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1

Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050522      INSERRA              8 OAK LANE                     KNOWLTON           NJ         07832
00000000000000048857      IONESCU              17 OAKRIDGE RD                 SUDBURY            MA         01776
00000000000000049733      IOVINO               58 URBAN AVENUE                PAWTUCKET          RI         02860
00000000000000049681      IPPOLITO             1341 THORNWALL LANE            HAYWARD            CA         94545
00000000000000050704      JACK                 12 SECOND AVENUE               WOODLAND           ME         04694
00000000000000049549      JACKSON              38 PERDICARIS PLACE            TRENTON            NJ         08618
00000000000000050046      JACKSON              820 DARBY STREET               COLORADO SPRING    CO         80907
00000000000000049487      JACOBIE              RR #1 BOX 1206                 WHITEHALL          NY         12887
00000000000000049003      JACOBS               20 WALDANS DRIVE               BRIDGETON          NJ         08302
00000000000000049353      JAJKOWSKI            321 SCHULTZ RD                 WEST SENECA        NY         14224
00000000000000049090      JENKINS              134-44 229TH STREET            LAURELTON          NY         11413
00000000000000049885      JENKINS              19 KING ROAD                   MIDDLETOWN         RI         02842
00000000000000049951      JOBECK               34 ZAMORSKI DR                 ELIZABETH          NJ         07206
00000000000000049494      JODOIN               11 HIGHLAND TERRACE            NEWBURGH           NY         12550
00000000000000049002      JOHNSON              RD 6 GERSHEL AVE               BRIDGETON          NJ         08302
00000000000000049750      JOHNSON              120 HUDSON STREET              LAKEWOOD           NJ         08701
00000000000000049073      JONES                4154 DEREIMER AVENUE           BRONX              NY         10466
00000000000000049118      JONES                616 HESTON RD                  GLASSBORO          NJ         08028
00000000000000049683      JONES                2470 RIVIERA STREET            RENO               NV         89509
00000000000000050266      JONES                406 HAVERFORD PLACE            SWARTHMORE         PA         19081
00000000000000050292      JONES                4435 POWELL AVENUE             LAS VEGAS          NV         89121
00000000000000049434      JORDAN               316 DAYTON STREET              RIDGEWOOD          NJ         07450
00000000000000049220      JURGENS              254 BEAVER DRIVE               MASTIC BEACH       NY         11951
00000000000000049886      JUSTES               113 SUNFLOWER RD               BUTLER             PA         16001
00000000000000049104      KACHUREK             222 85TH STREET                NIAGARA FALLS      NY         14304
00000000000000050598      KALOS                841 SOUTH ST NE                SALEM              OR         97303
00000000000000050634      KANCHANAWONG         3942 SETON AVE                 BRONX              NY         10466
00000000000000049539      KANE                 370 OLD MAIN STREET            ASBURY             NJ         08802
00000000000000050527      KANE                 116E 116TH AVENUE              LONGMONT           CO         80501
00000000000000049738      KAUKEANO             3504 GAUL STREET               PHILADELPHIA       PA         19134
00000000000000049717      KAVANAUGH            57 POLLARD AVE                 ROCHESTER          NY         14612
00000000000000050428      KEANE                3 GRANT ST                     PLEASANTVILLE      NY         10570
00000000000000049597      KEATING              9 PLEASANT DR                  SARATOGA SPRING    NY         12866
00000000000000049876      KEATING              206 BROWN AVE                  HILLTOP            NJ         08012
00000000000000049304      KEETS                88 CHERRY STREET               KATONAH            NY         10536
00000000000000050314      KELLY                3631 CANBY DRIVE               PHILADELPHIA       PA         19154
00000000000000049690      KENNERUP             180 FROST RD                   WEST WINDSOR       NY         13865
00000000000000050523      KEOGH                2299 STOCKER LANE              SCOTCH PLAINS      NJ         07076
00000000000000049847      KEON                 29 SAWYER AVE                  DRACUT             MA         01826

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050522       32,733.33     33,037.00      0.80000                 297.04   12/1/15
00000000000000048857       93,956.58     95,000.00      0.43000                 962.99   11/1/10
00000000000000049733       16,621.94     16,800.00      0.21000                 214.64   12/1/05
00000000000000049681      129,725.05    129,998.00      0.76000                 998.66   12/1/10
00000000000000050704       30,000.00     30,000.00      0.64000                 291.75    2/1/11
00000000000000049549       48,436.43     49,000.00      0.58000                 507.25   10/1/10
00000000000000050046       39,246.73     39,300.00      0.77000                 353.34    1/1/16
00000000000000049487       41,341.96     41,400.00      0.49000                 318.04   12/1/10
00000000000000049003       49,362.72     50,676.00      0.69000                 637.84    9/1/05
00000000000000049353       93,437.49     93,605.00      0.80000                  752.5   12/1/10
00000000000000049090       27,189.25     28,000.00      0.22000                 223.09   11/1/25
00000000000000049885       74,252.33     74,361.00      0.77000                 644.86    1/1/16
00000000000000049951      110,845.91    112,000.00      0.80000                 860.39   11/1/10
00000000000000049494       99,595.69    100,000.00      0.53000                 835.82   12/1/15
00000000000000049002       33,350.30     33,499.00      0.41000                 328.85    9/1/15
00000000000000049750       76,156.39     76,385.00      0.51000                  586.8   10/1/10
00000000000000049073       14,808.41     15,000.00      0.64000                 192.05   11/1/05
00000000000000049118       65,207.56     65,578.00      0.80000                 532.39    9/1/10
00000000000000049683       77,888.12     78,500.00      0.54000                 829.22   12/1/10
00000000000000050266       33,049.00     33,049.00      0.17000                 323.32    2/1/11
00000000000000050292       16,986.00     16,986.00      0.74000                 211.43    2/1/06
00000000000000049434       22,595.93     22,836.00      0.80000                 235.03   10/1/10
00000000000000049220       29,958.93     30,000.00      0.55000                 297.51   12/1/15
00000000000000049886       17,531.66     17,686.00      0.23000                  181.5    1/1/11
00000000000000049104       12,894.80     13,000.00      0.76000                 131.78   11/1/10
00000000000000050598       41,687.00     41,687.00      0.75000                 417.63    2/1/11
00000000000000050634       99,800.00     99,800.00      0.73000                 875.59    2/1/16
00000000000000049539      134,371.91    135,200.00      0.80000                1215.57   10/1/15
00000000000000050527       60,000.00     60,000.00      0.71000                 495.35    2/1/26
00000000000000049738       38,022.53     38,400.00      0.80000                 305.95   12/1/25
00000000000000049717       37,955.48     38,007.00      0.75000                 341.72    1/1/16
00000000000000050428       48,175.00     48,175.00      0.19000                 485.48    2/1/11
00000000000000049597       33,894.02     34,007.00      0.40000                 294.91    1/1/16
00000000000000049876       53,013.39     53,043.00      0.56000                 422.61   11/1/25
00000000000000049304       95,921.69     96,000.00      0.23000                 973.13   12/1/10
00000000000000050314       32,834.83     35,000.00      0.79000                 352.71    2/1/11
00000000000000049690       47,439.60     47,750.00      0.80000                 484.03   12/1/10
00000000000000050523       42,473.21     42,586.00      0.79000                 431.69   12/1/10
00000000000000049847       87,984.75     88,000.00      0.79000                 701.12    1/1/26

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 12 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050654      KERR                 9101/2 SANGER ST               PHILADELPHIA       PA         19124
00000000000000049812      KESSLER              14 ANITA RD                    COLORADO SPRING    CO         80906
00000000000000050387      KETTRICK             472 CLAUSE AVE                 RIVERHEAD          NY         11901
00000000000000050715      KEYES                206 KELLER STREET              BAYVILLE           NJ         08721
00000000000000049479      KILGORE              4836 DODSON DRIVE              ANNANDALE          VA         22003
00000000000000049927      KILKER               13210 WELD COUNTY ROAD 4       BRIGHTON           CO         80601
00000000000000050053      KINSMAN              17348S 67TH AVENUE             TINLEY PARK        IL         60477
00000000000000049971      KINTON               4145 UNION STREET              CHILI              NY         14514
00000000000000049384      KIRKMAN              913S CARNEGIE DR               TUCSON             AZ         85710
00000000000000049014      KONECNY              3115 WATSON BLVD               ENDWELL            NY         13760
00000000000000050532      KORDELSKI            170 VERNON STREET              TEWKSBURY          MA         01876
00000000000000049021      KORN                 2688 CHILI AVE                 ROCHESTER          NY         14624
00000000000000049844      KOSCHING             1904 NEWPORT RD                WILMININGTON       DE         19808
00000000000000049006      KOSOVAN              128 LAKEVIEW AVE               PISCATAWAY         NJ         08854
00000000000000049801      KOZMINSKI            3804 CHURCH RD                 MOUNTAINTOP        PA         18707
00000000000000048845      KRAUSE               5331W LOUISIANA AVE            LAKEWOOD           CO         80232
00000000000000049605      KRIEG                42 MORRIS RD                   NEW CASTLE         DE         19720
00000000000000048780      KROLL                162 GARDENVALE DRIVE           CHEEKTOWAGA        NY         14225
00000000000000048522      KRUSCHKA             416 HAWTHORNE STREET           NEPTUNE            NJ         07753
00000000000000049458      KULBE                2730S JAY STREET               DENVER             CO         80227
00000000000000049869      KUNTZ                7960W LONE MOUNTAIN RD         LAS VEGAS          NV         89129
00000000000000049346      KUPFERMAN            2586 DUDLEY DRIVE              RESCUE             CA         95672
00000000000000048825      KUREK                143 MANG AVENUE                KENMORE            NY         14217
00000000000000049586      KURZYNSKI            61 OCEAN BLVD                  TUCKERTON          NJ         08087
00000000000000049739      KUSHERICK            2949 COLUMBIA AVE              BENSALEM           PA         19020
00000000000000049415      LABION               48 SISSON STREET               PROVIDENCE         RI         02909
00000000000000049862      LABOY                176 12TH STREET                BROOKLYN           NY         11215
00000000000000048876      LACOUR               64 COLBY PLACE                 PHILLIPSBURG       NJ         08865
00000000000000049009      LACOVARA             4 DEWBERRY CT                  MEDFORD            CT         08055
00000000000000050203      LAGANA               270 OAKLAND AVE                DEER PARK          NY         11729
00000000000000050463      LALIC                4932NE9TH AVENUE               PORTLAND           OR         97211
00000000000000049909      LALLY                7 FAIRVIEW DRIVE               SOMERS             NY         10589
00000000000000049551      LAND                 206 LONGFELLOW AVE             TOMS RIVER         NJ         08753
00000000000000049794      LANDANNO             305 PETERSHAM RD               PHILLIPSTON        MA         01331
00000000000000048787      LANG                 249 SPRING STREET              ATHOL              MA         01331
00000000000000050423      LANGEVIN             5 EMERALD AVE                  WEBSTER            MA         01570
00000000000000049097      LANSING              2177 BAILEY RD                 ONTARIO            NY         14519
00000000000000049948      LARDIERI             130 WALNUT STREET              NUTLEY             NJ         07110
00000000000000048986      LARKIN               27 BANCROFT ROAD               HOLDEN             MA         01520

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050654       23,499.00     23,499.00      0.60000                 208.27    2/1/16
00000000000000049812       28,801.20     29,000.00      0.65000                 288.14    1/1/11
00000000000000050387       76,310.00     76,310.00      0.79000                 652.13    2/1/16
00000000000000050715       11,657.43     11,808.00      0.39000                 249.15   12/1/00
00000000000000049479      104,396.03    105,430.00      0.54000                1416.73   12/1/05
00000000000000049927       14,208.00     14,208.00      0.60000                 144.03    1/1/11
00000000000000050053       72,738.30     73,153.00      0.67000                 681.41    1/1/16
00000000000000049971       87,836.23     88,100.00      0.70000                 893.05    1/1/11
00000000000000049384       60,673.41     60,750.00      0.75000                 497.58   12/1/10
00000000000000049014       55,383.01     56,000.00      0.80000                 485.63   11/1/15
00000000000000050532       40,844.00     40,844.00      0.38000                 322.49    2/1/11
00000000000000049021       49,554.25     50,000.00      0.72000                 492.08   11/1/10
00000000000000049844       71,527.32     72,000.00      0.78000                 624.38    1/1/16
00000000000000049006       54,511.31     55,000.00      0.47000                 510.88    9/1/15
00000000000000049801       59,576.13     59,657.00      0.63000                 536.37    1/1/16
00000000000000048845       17,722.82     18,010.00      0.79000                 228.05   11/1/05
00000000000000049605       50,996.43     51,222.00      0.61000                 467.47   12/1/15
00000000000000048780       18,245.99     18,333.00      0.69000                 181.81   11/1/15
00000000000000048522       86,448.20     86,823.00      0.75000                 780.62    8/1/15
00000000000000049458       29,501.43     29,577.00      0.80000                 299.82   12/1/10
00000000000000049869       41,015.45     41,132.00      0.80000                 369.82   12/1/15
00000000000000049346       28,202.72     28,219.00      0.80000                 226.86   12/1/10
00000000000000048825       12,779.01     12,896.00      0.80000                 130.73   11/1/10
00000000000000049586       25,899.82     26,000.00      0.28000                 216.54   10/1/25
00000000000000049739       56,929.45     57,156.00      0.80000                 513.88   12/1/15
00000000000000049415       51,787.00     52,000.00      0.66000                 450.94   12/1/15
00000000000000049862      121,741.15    122,000.00      0.72000                    972    1/1/26
00000000000000048876       14,745.87     14,900.00      0.75000                 154.25    9/1/10
00000000000000049009       30,661.60     31,103.00      0.80000                 321.98    9/1/10
00000000000000050203       96,000.00     96,000.00      0.80000                 826.44    2/1/16
00000000000000050463       44,000.00     44,000.00      0.55000                 430.46    2/1/11
00000000000000049909       22,886.80     23,000.00      0.67000                 233.15    1/1/11
00000000000000049551       58,223.29     58,403.00      0.49000                 533.01   10/1/15
00000000000000049794       15,856.22     16,000.00      0.18000                 138.76    1/1/16
00000000000000048787       54,669.48     55,200.00      0.80000                 478.69   11/1/15
00000000000000050423       72,800.00     72,800.00      0.70000                 649.86    2/1/16
00000000000000049097       24,864.26     25,010.00      0.36000                 216.89   11/1/15
00000000000000049948       37,300.67     37,494.00      0.80000                 337.11   11/1/15
00000000000000048986       32,685.10     33,064.00      0.28000                 301.76   11/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 13 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1



Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050045      LARSON               6 WALTER ROAD                  COCHRANVILLE       PA         19330
00000000000000048669      LASHER               12 SENECA AVENUE               WHITE PLAINS       NY         10603
00000000000000048940      LATUCKY              BACK LAKE ROAD                 PITTSBURG          NH         03592
00000000000000050485      LAVISSIERE           RR1 BOX 8 RT 385               COXSACKIE          NY         12051
00000000000000050261      LAWRENCE             7334 CHEESE FACTORY RD         DEERFIELD          NY         13304
00000000000000049596      LAZZARO              411 GILBERT ST                 UTICA              NY         13501
00000000000000049652      LE PAGE              254 HEMSTREET RD               SCHAGHTICOKE       NY         12154
00000000000000050077      LEDOM                2505 CHIMAYO DRIVE             SECURITY           CO         80911
00000000000000050343      LEE                  2635 HELTON COURT              COLORADO SPRING    CO         80916
00000000000000048743      LEEDS                111 FRANKLIN RD                GLASSBORO          NJ         08028
00000000000000049029      LEIFELD              250 IRIS STREET                REDWOOD CITY       CA         94062
00000000000000049503      LEMOS                16 MARIGOLD CT                 CRANSTON           RI         02920
00000000000000049707      LENFEST              OAK HILL ROAD                  SWANVILLE          ME         04915
00000000000000049417      LEPAGE               3 GLEN STREET                  GORHAM             NH         03581
00000000000000050562      LETO                 8 ORIENT AVE                   BROOKLYN           NY         11211
00000000000000049435      LEWIS                226 ORANGE AVE                 IRVINGTON          NJ         07111
00000000000000049954      LEWIS                9595 FLOWER ST                 WESTMINISTER       CO         80021
00000000000000050061      LEWIS                37 CEDAR STREET                FALMOUTH           MA         02536
00000000000000050483      LEWIS                52 WILSON LANE                 BETHPAGE           NY         11714
00000000000000049056      LIDGE                7208 WAYFARER DR               LAS VEGAS          NV         89115
00000000000000048747      LIEGGI               24N NORMAN AVE                 PENNS GROVE        NJ         08069
00000000000000050643      LIEUWMA              65 BARTLETT DR                 MADISON            CT         06443
00000000000000048917      LIGUORI              5 CENTER STREET                MARLBORO           NY         12542
00000000000000049193      LIN                  4 PARTRIDGE RUN                HOLMDEL            NJ         07733
00000000000000049001      LING                 38 SISSON RD                   POTSDAM            NY         13676
00000000000000049447      LINUS                4625 BENNER STREET             PHILADELPHIA       PA         19135
00000000000000048764      LITTLE               515 CHURCH STREET              WESTBURY           NY         11590
00000000000000049625      LIZOTTE              12 TRANTOR PLACE               STATEN ISLAND      NY         10302
00000000000000048957      LOESCH               97 MICHIGAN AVENUE             MASSAPEQUA         NY         11758
00000000000000050288      LOIZEAUX             24 THORNE PL                   RYE                NY         10580
00000000000000050209      LOMAX                3009 VAN DER MEER ST           NORTH LAS VEGAS    NV         89030
00000000000000050531      LOMBARDO             35 DEER PARK CIR               WATERBURY          CT         06708
00000000000000049667      LOPEZ                411 BEACH AVE                  BRONX              NY         10473
00000000000000048796      LORENZ               1058E 1ST STREET               LOVELAND           CO         80537
00000000000000049530      LUCIO                148 PARK AVE                   BRIDGEWATER        MA         02324
00000000000000048999      LUCKER               76N MAIN STREET                BAINBRIDGE         NY         13733
00000000000000049893      LUCKEY               4422S EVERETT ST               LITTLETON          CO         80123
00000000000000049432      LUMLEY               19 BIRCH DRIVE                 HIGHLAND LAKES     NJ         07422
00000000000000049600      LYN                  130-36 148TH STREET            SOUTH OZONE PAR    NY         11436

                                Curr          Orig                     Curr
                           Principal     Principal               Due   Note             Maturity    Rem
Loan Number                  Balance       Balance       LTV     Date  Rate    P-1 Pmt      Date   Term
00000000000000050045       23,456.93     23,539.00      0.80000                 238.61    1/1/11
00000000000000048669       98,980.69    100,000.00      0.48000                 1026.2   11/1/10
00000000000000048940       14,639.15     14,728.00      0.16000                 141.16   11/1/15
00000000000000050485       63,200.00     63,200.00      0.79000                  540.1    2/1/16
00000000000000050261       33,360.00     33,360.00      0.43000                 287.19    2/1/16
00000000000000049596       11,524.00     11,600.00      0.29000                  89.12   12/1/10
00000000000000049652       10,258.44     10,400.00      0.80000                 215.84   12/1/00
00000000000000050077       63,912.29     64,174.00      0.75000                 612.91    1/1/11
00000000000000050343       33,000.00     33,000.00      0.67000                 294.58    2/1/16
00000000000000048743       88,330.36     89,000.00      0.57000                 867.74    9/1/15
00000000000000049029       19,834.70     20,000.00      0.33000                 219.85   11/1/10
00000000000000049503      111,709.07    112,050.00      0.83000                 954.04   12/1/15
00000000000000049707       18,610.97     18,713.00      0.54000                 185.93   12/1/10
00000000000000049417       37,687.74     37,745.00      0.75000                 309.16   12/1/10
00000000000000050562      142,500.00    142,500.00      0.75000                 1182.2    2/1/16
00000000000000049435       12,271.93     12,686.00      0.80000                 162.43   10/1/05
00000000000000049954       15,240.03     15,300.00      0.75000                 161.62    1/1/11
00000000000000050061       85,576.63     85,900.00      0.75000                 669.04    1/1/26
00000000000000050483       61,897.00     61,897.00      0.76000                 548.58    2/1/16
00000000000000049056       24,419.83     24,957.00      0.57000                 252.99   11/1/10
00000000000000048747       12,846.11     13,000.00      0.43000                  142.1    9/1/10
00000000000000050643       28,000.00     28,000.00      0.77000                 280.51    2/1/11
00000000000000048917       43,111.25     43,282.00      0.70000                 409.12   11/1/15
00000000000000049193      103,390.89    104,000.00      0.79000                 959.26    9/1/15
00000000000000049001       29,500.45     29,625.00      0.75000                 242.65   11/1/25
00000000000000049447       39,209.73     39,381.00      0.68000                 341.51   12/1/15
00000000000000048764       43,377.77     44,073.00      0.80000                 446.76   11/1/10
00000000000000049625      143,774.07    144,000.00      0.80000                1147.28   12/1/25
00000000000000048957       51,770.65     51,900.00      0.35000                  413.5   11/1/25
00000000000000050288      178,000.00    178,000.00      0.48000                1804.34    2/1/11
00000000000000050209       59,459.23     59,700.00      0.80000                  523.4    1/1/16
00000000000000050531      105,000.00    105,000.00      0.69000                 871.09    2/1/16
00000000000000049667       59,898.80     60,627.00      0.43000                 596.67    1/1/11
00000000000000048796       28,465.88     28,844.00      0.75000                 292.39   11/1/10
00000000000000049530       99,594.21    100,000.00      0.80000                  867.2   12/1/15
00000000000000048999       11,935.32     12,000.00      0.29000                 128.22   12/1/10
00000000000000049893       88,840.34     90,000.00      0.67000                  950.7    1/1/11
00000000000000049432       22,933.27     23,136.00      0.77000                 238.12   10/1/10
00000000000000049600       84,699.83     85,000.00      0.62000                 677.22   12/1/25

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 14 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049403      MA                   288 MERRISON STREET            TEANECK            NJ         07666
00000000000000050035      MACDONALD            20 BEACHWOOD AVE               BURLINGTON         NJ         08016
00000000000000048955      MACIOCE              401 SPRINGWOOD DRIVE           VERONA             PA         15147
00000000000000049433      MACKAUER             213 SUNSET LANE                HOWELL             NJ         07731
00000000000000049294      MACNEIL              103 DIVISION ST                ROCKLAND           MA         02370
00000000000000049267      MADDOX               3704 FERAPORT DR               RICHMOND           VA         23234
00000000000000050132      MAGANA               1459 RAMONA AVENUE             SALINAS            CA         93960
00000000000000049052      MAHONEY              18 SUNSET RD                   FRANKLIN           MA         02038
00000000000000049809      MAIR                 125-14 GRAYSON ST              SPRINGFIELD GAR    NY         11413
00000000000000050416      MAIRE                5755 RUDY DRIVE                SAN JOSE           CA         95124
00000000000000048742      MAJOR                229 CARENTAN RD                HOPATCONG          NJ         07843
00000000000000050545      MANCHESTER           215 KING ROAD                  TIVERTON           RI         02878
00000000000000049185      MANCINI              34 ST CROIX ST                 TOMS RIVER         NJ         08757
00000000000000049654      MANGUILLI            425 MAIN STREET                WALLINGFORD        CT         06492
00000000000000049919      MANNING              RT1 BOX 421 SHANAHAN RD        TICONDEROGA        NY         12883
00000000000000050220      MANOCCHIO            77 FARM STREET                 PROVIDENCE         RI         02908
00000000000000050228      MARINO               2494 HARTFORD AVENUE           JOHNSTON           RI         02919
00000000000000050021      MARKOWITZ            6 FRIENDS LANE                 WESTBURY           NY         11590
00000000000000050222      MARLATT              352 FIRST STREET               SLATINGTON         PA         18080
00000000000000049158      MARTIN               255 TURKEY HILLS RD            EAST GRANBY        CT         06026
00000000000000050293      MARTIN               208 WELCH COURT                LYONS              CO         80540
00000000000000050606      MARTIN               4991 XANADU ST                 DENVER             CO         80239
00000000000000049565      MARTINEZ             7880 MONA COURT                DENVER             CO         80221
00000000000000049957      MARTINEZ             128-11 20TH AVENUE             QUEENS             NY         11316
00000000000000050067      MARTINGANO           242 FINLAY STREET              STATEN ISLAND      NY         10307
00000000000000049726      MARTINS              278 MASSACHUSETTS AVE          PROVIDENCE         RI         02905
00000000000000050189      MARTYN               6020 HUXLEY AVE                RIVERDALE          NY         10471
00000000000000049306      MASON                341E 1ST AVENUE                AJO                AZ         85321
00000000000000049372      MASTERSON            9495 TWIN LAKES AVE            ORANGEVALE         CA         95662
00000000000000049484      MATHIEU              2601 LEE STREET                HOLLYWOOD          FL         33020
00000000000000049149      MATTINA              21S MERRICK RD                 MASSAPEQUA         NY         11758
00000000000000049186      MAXFIELD             1311 EUCLID AVENUE             SYRACUSE           NY         13224
00000000000000049115      MAXSOM               23 BAIER AVENUE                SOMERSET           NJ         08873
00000000000000049689      MAXWELL              652W AMOROSO DRIVE             GILBERT            AZ         85233
00000000000000050385      MAYNES               967 GROVE STREET               DENVER             CO         80204
00000000000000049972      MAZUR                6600 REBER RD                  ROME               NY         13440
00000000000000050024      MC                   3398 HEIDENREICH RD            ARCADIA            NY         14489
00000000000000049054      MCAULAY-HOLT         10419 BOOM RUN                 NEWCASTLE          CA         95658
00000000000000050338      MCAVINUE             517 BLYTHE AVENUE              DREXEL HILL        PA         19026

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000049403    142,974.33       144,000.00    0.80000                               1294.68    10/1/15
00000000000000050035     54,508.16        55,000.00    0.58000                                501.95    11/1/15
00000000000000048955     46,555.66        50,381.00    0.69000                                 459.8    11/1/15
00000000000000049433     73,219.96        73,500.00    0.70000                                677.94    10/1/15
00000000000000049294     59,407.98        59,667.00    0.43000                                517.43    12/1/15
00000000000000049267     34,847.87        35,000.00    0.46000                                303.52    12/1/15
00000000000000050132     12,519.30        12,560.00    0.80000                                127.32     1/1/11
00000000000000049052     51,840.24        52,471.00    0.37000                                455.03    11/1/15
00000000000000049809     54,884.80        55,000.00    0.46000                                 494.5     1/1/16
00000000000000050416     35,000.00        35,000.00    0.74000                                352.71     2/1/11
00000000000000048742     11,237.93        11,542.00    0.75000                                152.47     9/1/05
00000000000000050545     25,726.00        25,726.00    0.25000                                520.28     2/1/01
00000000000000049185     38,097.88        38,255.00    0.51000                                334.42     9/1/15
00000000000000049654     29,180.06        29,296.00    0.80000                                 263.4    12/1/15
00000000000000049919     23,404.00        23,500.00    0.38000                                214.47     1/1/16
00000000000000050220     21,300.00        21,300.00    0.52000                                211.63     1/1/11
00000000000000050228     32,836.46        33,000.00    0.38000                                322.84     1/1/11
00000000000000050021     54,893.14        55,000.00    0.35000                                473.49     1/1/16
00000000000000050222     58,591.36        58,710.00    0.72000                                505.42     1/1/16
00000000000000049158     45,720.45        46,155.00    0.80000                                371.05    11/1/10
00000000000000050293     17,643.00        17,643.00    0.80000                                222.45     2/1/06
00000000000000050606     75,000.00        75,000.00    0.75000                                 778.2     2/1/11
00000000000000049565     38,750.83        38,847.00    0.80000                                349.27    12/1/15
00000000000000049957     55,299.87        55,500.00    0.37000                                524.61     1/1/16
00000000000000050067     41,554.00        41,554.00    0.80000                                418.76     1/1/11
00000000000000049726     67,500.00        67,500.00    0.90000                                646.93    12/1/15
00000000000000050189     75,000.00        75,000.00    0.34000                                592.17     2/1/26
00000000000000049306     33,460.10        33,598.00    0.80000                                291.36    12/1/15
00000000000000049372     52,771.59        53,388.00    0.61000                                696.69    12/1/05
00000000000000049484     44,140.35        45,500.00    0.57000                                463.94     9/1/10
00000000000000049149     54,321.81        54,654.00    0.43000                                491.39    12/1/15
00000000000000049186     48,653.78        48,800.00    0.59000                                423.19    12/1/15
00000000000000049115     17,944.53        18,455.00    0.31000                                 237.3     9/1/05
00000000000000049689     16,906.95        17,000.00    0.60000                                179.58    12/1/10
00000000000000050385     33,109.00        33,109.00    0.47000                                333.66     2/1/11
00000000000000049972     51,468.00        51,468.00    0.75000                                 486.5     1/1/16
00000000000000050024     72,423.38        72,781.00    0.65000                                 682.7     1/1/16
00000000000000049054     92,376.87        92,986.00    0.56000                                806.37    11/1/15
00000000000000050338     80,000.00        80,000.00    0.75000                                608.91     2/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 15 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050213      MCCANN               108 LONG ISLAND AVE            YAPHANK            NY         11980
00000000000000050307      MCCARTER             185 LIPPETT STREET             PROVIDENCE         RI         02906
00000000000000050565      MCCAULEY             44124E LARCH MOUNTAIN RD       CORBETT            OR         97019
00000000000000049365      MCCLAIN              108-05 160TH STREET            JAMAICA            NY         11433
00000000000000050399      MCCRAE               120 WOODLAND AVE               TRENTON            NJ         08638
00000000000000049103      MCCULLOUGH           327 ELMWOOD AVE                NORTH TONAWANDA    NY         14120
00000000000000048941      MCFERRAN             8870 APRIL DRIVE               COLORADO SPRING    CO         80920
00000000000000049030      MCGINNIS             1216 RAINIER DRIVE             COLORADO SPRING    CO         80910
00000000000000049452      MCGUIGAN             RESERVOIR COURT                CARMEL             NY         10512
00000000000000049702      MCHUGH               187 PORTER LAKE DR             SPRINGFIELD        MA         01106
00000000000000050591      MCKENZIE             51N MALCOLM ST                 OSSING             NY         10562
00000000000000050081      MCLEOD               3355 LOCUST STREET             DENVER             CO         80207
00000000000000050424      MCMAHON              47 ARLINGTON ST                EVERETT            MA         02149
00000000000000048959      MCMURRAY             34 HAMPTON AVE                 PEQUANNOCK         NJ         07440
00000000000000049490      MCNALLY              9012 ASHTON RD                 PHILADELPHIA       PA         19136
00000000000000049213      MCNEIL               RR1 BOX 215                    EARLTON            NY         12058
00000000000000049385      MCNELLIS             7651E HAZELWOOD ST             SCOTTSDALE         AZ         85251
00000000000000049981      MCSHERRY             325 MARTIN DRIVE               BOULDER            CO         80303
00000000000000049398      MEDINA               78 HILLSIDE RD                 SPARTA             NJ         07871
00000000000000050480      MEISER               4115NE 14TH AVENUE             PORTLAND           OR         97211
00000000000000049079      MELISE               26B WATER VIEW DR              SMITHFIELD         RI         02828
00000000000000050241      MELROSE              63 DAKOTA TRAIL                BROWNS MILLS       NJ         08015
00000000000000049203      METAXOPOULOS         155 METHUEN STREET             LOWELL             MA         01850
00000000000000050015      MICHON               293 CROOKS AVE                 PATERSON           NJ         07503
00000000000000050163      MILLAN               146 WINCHESTER ST              DALY CITY          CA         94014
00000000000000047638      MILLER               1521E TULPEHOCKEN ST           PHILADELPHIA       PA         19138
00000000000000049168      MILLER               95 ENTRY BROOK DRIVE           SPRINGFIELD        MA         01108
00000000000000049926      MILLER               118 MAPLE HILL RD              WILMINGTON         DE         19804
00000000000000050633      MILLING              614 MAPLE STREET               LAKEHURST          NJ         08733
00000000000000049769      MILORIN              8 TEMPLE STREET                MEDFORD            MA         02155
00000000000000049370      MINIERI              4 HIGHLAND CRESCENT            DRYDEN             NY         13053
00000000000000050159      MIRONOVITCH          546 MCKINLEY STREET            PHILADELPHIA       PA         19111
00000000000000049297      MITCHELL             2615 BORDER CT                 CHESAPEAKE         VA         23324
00000000000000049613      MITCHELL             2418 CAVENDISH DR              ALEXANDRIA         VA         22308
00000000000000050140      MITCHELL             2759 RT 21 NORTH               WAYLAND            NY         14572
00000000000000050212      MITCHELL             117-26 202ND STREET            ST ALBANS          NY         11412
00000000000000050294      MIUCCIO              35 ROCKWELL AVENUE             STATEN ISLAND      NY         10305
00000000000000048886      MONGIELLO            119 HOLLYWOOD DR               OAKDALE            NY         11769
00000000000000050160      MONROE               1953 SUSAN STREET              LAS VEGAS          NV         89106

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000050213      89,920.00       89,920.00    0.73000                                837.59     2/1/16
00000000000000050307      66,600.00       66,600.00    0.74000                                549.84     2/1/26
00000000000000050565      60,539.00       60,539.00    0.80000                                552.11     2/1/16
00000000000000049365      69,870.63       70,000.00    0.70000                                629.36    12/1/15
00000000000000050399      73,555.66       74,250.00    0.75000                                730.74    11/1/10
00000000000000049103      24,450.48       24,650.00    0.64000                                249.88    11/1/10
00000000000000048941      24,614.22       25,000.00    0.58000                                316.56    11/1/05
00000000000000049030      20,835.77       21,000.00    0.76000                                212.88    11/1/10
00000000000000049452      31,925.84       32,000.00    0.39000                                405.19    12/1/05
00000000000000049702      34,732.80       34,814.00    0.46000                                267.45    12/1/10
00000000000000050591     137,455.00      137,455.00    0.70000                               1085.29     2/1/11
00000000000000050081      51,183.73       51,200.00    0.80000                                444.01     1/1/16
00000000000000050424      58,393.93       58,900.00    0.50000                                 552.5     2/1/16
00000000000000048959     107,470.57      108,000.00    0.80000                                978.67     9/1/15
00000000000000049490      17,909.90       18,000.00    0.23000                                164.28    12/1/15
00000000000000049213      64,732.72       65,000.00    0.44000                                563.68    12/1/15
00000000000000049385      24,672.95       25,000.00    0.22000                                 216.8    12/1/15
00000000000000049981      55,141.56       55,212.00    0.66000                                443.86     1/1/11
00000000000000049398      13,114.55       13,592.00    0.80000                                124.49    10/1/15
00000000000000050480      72,000.00       72,000.00    0.80000                                 615.3     2/1/16
00000000000000049079      89,679.75       90,000.00    0.64000                                763.35    11/1/25
00000000000000050241      53,604.43       54,000.00    0.77000                                570.42    12/1/10
00000000000000049203      22,151.02       22,499.00    0.55000                                284.89    11/1/05
00000000000000050015     107,666.00      107,840.00    0.67000                                914.66    11/1/25
00000000000000050163     103,319.35      103,557.00    0.65000                                964.62     1/1/16
00000000000000047638      44,223.71       44,500.00    0.72000                                 400.1     8/1/15
00000000000000049168      38,692.76       39,100.00    0.75000                                413.03    11/1/10
00000000000000049926      79,390.77       80,000.00    0.80000                                693.76     1/1/16
00000000000000050633      50,843.52       51,000.00    0.75000                                442.27    12/1/15
00000000000000049769      43,317.63       43,554.00    0.36000                                446.96    12/1/10
00000000000000049370      47,462.07       47,773.00    0.80000                                484.27    12/1/10
00000000000000050159      24,665.78       24,792.00    0.41000                                237.61     1/1/16
00000000000000049297      30,887.15       31,000.00    0.55000                                268.83    12/1/15
00000000000000049613      32,748.28       32,750.00    0.16000                                298.89    12/1/15
00000000000000050140      26,700.00       26,700.00    0.70000                                240.06     2/1/16
00000000000000050212      72,711.00       72,711.00    0.68000                                682.05     2/1/16
00000000000000050294      73,473.00       73,473.00    0.64000                                632.51     2/1/16
00000000000000048886      27,825.26       27,900.00    0.21000                                231.56    11/1/10
00000000000000050160      53,196.79       53,500.00    0.63000                                453.38     1/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 16 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050298      MONTOYA              622N CORONA STREET             COLORADO SPRING    CO         80903
00000000000000048701      MOONEY               2408N OLD POND LANE            ROUND LAKE BEAC    IL         60073
00000000000000050380      MOORE                19 MATTHEWS AVE                WEST BABYLON       NY         11704
00000000000000050151      MORENO               2009E HANCOCK VISTA            TUSCON             AZ         85713
00000000000000049835      MORGAN               1912 CARPENTER ST              PHILADELPHIA       PA         19146
00000000000000049807      MORGENSTERN          1905 STRAWBRIDGE DR            LIBRARY            PA         15129
00000000000000048877      MOROZ                63 WATER STREET                BARNEGAT           NJ         08005
00000000000000049357      MORSE                86 DOCK STREET                 SAUGERTIES         NY         12477
00000000000000048919      MOSCATO              30 KEJARO COURT                CENTEREACH         NY         11720
00000000000000049915      MOSHER               2860 EPOLITO ROAD              FREDONIA           NY         14063
00000000000000050237      MOTTA                3 DORADO COURT                 LAUREL SPRINGS     NJ         08021
00000000000000050301      MUNROE               30 ANCHORAGE RD                WARWICK            RI         02889
00000000000000049924      MURDOCH              12 SHERIDAN STREET             FULTON             NY         13069
00000000000000048996      MURILLO              1407W CORTLAND AVE             FRESNO             CA         93705
00000000000000048906      MURNAGHAN            12 ST CHARLES AVENUE           PLYMOUTH           MA         02381
00000000000000049612      MURPHY               50 WINDSOR RD                  PAWTUCKET          RI         02861
00000000000000050616      MURTHA               69 COWLES AVE                  YONKERS            NY         10704
00000000000000050601      MYERS                515E 11TH STREET               NORTHHAMPTON       PA         18067
00000000000000050719      NACK                 8501 WELLINGTON AVE            MARGATER           NJ         08402
00000000000000049791      NARDI                23 HARDING WAY                 MONROE             NY         10950
00000000000000050464      NEAGLEY              7618 WOODSIDE AVE              HARRISBURG         PA         17112
00000000000000050043      NEGRON               22 JACKSON STREET              BRENTWOOD          NY         11717
00000000000000050641      NELSON               7654S DATURA CIRCLE            LITTLETON          CO         80120
00000000000000048907      NEUNDER              31 MARICREST DR                AMHGERST           NY         14228
00000000000000049151      NEVINS               1410 SANTA FE MOUNTN RD        EVERGREEN          CO         80439
00000000000000050685      NICHOLAUS            98 ARNOLD ST                   PROVIDENCE         RI         02906
00000000000000049872      NICHOLS              BOX 84 MILL ST                 HENDERSON          NY         13650
00000000000000048829      NIGAI                21 TWIN BRIDGE RD              LIBERTY            NY         12754
00000000000000050509      NIMETZ               220 HUNTER ST                  WOODBURY           NJ         08096
00000000000000050351      NOON                 51 PARK AVENUE                 WARWICK            RI         02889
00000000000000049536      NUNEZ                724 DELMAR WAY                 RENO               NV         89509
00000000000000049964      O'ROURKE             538 HIGH STREET                MONROE             NY         10950
00000000000000049780      OBRIEN               2896 GARWOOD ROAD              ERIAL              NJ         08081
00000000000000050692      OLEA                 1221W NELSON RD                AJO                AZ         85321
00000000000000050639      OLENWINE             221N LAW STREET                ALLENTOWN          PA         18102
00000000000000048716      OLIVA                365 MONTREAL AVENUE            STATEN ISLAND      NY         10306
00000000000000049879      OLLIVER              3 STRAWBERRY CT                WHITEHOUSE STAT    NJ         08889
00000000000000050167      OLMSTEAD             4875W LAKE ROAD                CAZENOVIA          NY         13035
00000000000000050409      ONEAL                14520 SOAPWEED RD              CALHAN             CO         80808

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000050298     45,789.27        45,942.00    0.61000                                381.14     2/1/16
00000000000000048701     29,855.64        30,000.00    0.80000                                 322.2    10/1/10
00000000000000050380     75,002.00        75,002.00    0.60000                                586.83     2/1/26
00000000000000050151     28,619.59        28,708.00    0.68000                                258.11     1/1/16
00000000000000049835     44,782.17        44,900.00    0.77000                                389.37     1/1/16
00000000000000049807     99,952.86       100,000.00    0.80000                                768.21     1/1/11
00000000000000048877     16,301.07        16,497.00    0.80000                                170.78     9/1/10
00000000000000049357     25,688.55        26,000.00    0.38000                                332.18    12/1/05
00000000000000048919    102,881.80       103,000.00    0.69000                                820.63    11/1/25
00000000000000049915     27,878.08        28,000.00    0.56000                                362.16     1/1/06
00000000000000050237     33,103.58        33,237.00    0.80000                                298.83    12/1/15
00000000000000050301     52,900.00        52,900.00    0.59000                                455.41     2/1/16
00000000000000049924     32,942.37        33,500.00    0.45000                                415.18     1/1/06
00000000000000048996     41,756.28        42,000.00    0.70000                                377.62    11/1/15
00000000000000048906     83,569.29        84,000.00    0.80000                                728.44    11/1/15
00000000000000049612     66,719.01        66,900.00    0.76000                                580.16    12/1/15
00000000000000050616    105,748.00       105,748.00    0.70000                                888.42     2/1/11
00000000000000050601     17,500.00        17,500.00    0.76000                                175.32     2/1/11
00000000000000050719    186,320.31       186,600.00    0.50000                               1677.69     1/1/16
00000000000000049791     53,255.42        53,300.00    0.36000                                463.82     1/1/10
00000000000000050464     59,139.00        59,139.00    0.64000                                509.12     2/1/16
00000000000000050043     74,655.88        74,706.00    0.75000                                589.85     1/1/26
00000000000000050641     18,943.00        18,943.00    0.76000                                189.78     2/1/11
00000000000000048907    103,016.80       103,548.00    0.71000                                897.96    11/1/15
00000000000000049151     61,512.03        61,556.00    0.80000                                585.75    11/1/10
00000000000000050685    109,300.00       109,300.00    0.87000                                764.25     2/1/26
00000000000000049872     17,025.14        17,166.00    0.50000                                176.16     1/1/11
00000000000000048829     43,212.52        43,988.00    0.73000                                432.91    11/1/10
00000000000000050509     12,593.54        12,616.00    0.80000                                   106    12/1/10
00000000000000050351     12,771.37        12,841.00    0.29000                                126.38     2/1/11
00000000000000049536     20,709.21        21,105.00    0.70000                                263.37    12/1/05
00000000000000049964     32,091.95        32,207.00    0.39000                                289.57     1/1/16
00000000000000049780     87,206.00        88,000.00    0.77000                                763.13    11/1/15
00000000000000050692     32,834.00        32,834.00    0.46000                                305.85     2/1/16
00000000000000050639     31,500.00        31,500.00    0.75000                                 269.2     2/1/16
00000000000000048716     33,391.49        33,604.00    0.64000                                340.64    11/1/10
00000000000000049879     45,332.01        45,400.00    0.79000                                408.19    11/1/15
00000000000000050167     24,815.96        25,000.00    0.64000                                210.04     2/1/11
00000000000000050409     59,633.46        60,000.00    0.33000                                435.67     2/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 17 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050315      OROSCO               1036N AIRPORT WAY              STOCKTON           CA         95205
00000000000000049737      ORTEGA               4325 ADAMS STREET              DENVER             CO         80216
00000000000000049217      OSTRANDER            557 MANORVILLE RD              SAUGERTIES         NY         12477
00000000000000049032      OWENS                225E BROAD ST                  BETHLEHEM          PA         18018
00000000000000050510      PADILLA              1127 43RD STREET               NORTH BERGEN       NJ         07047
00000000000000049944      PAGAN                746 HOLLY LANE                 MOUNT HOLLY        NJ         08060
00000000000000048663      PAGLIARULO           3 EASTWOOD DR                  NORTH BABYLON      NY         11703
00000000000000049216      PALLADINI            22 DALE DRIVE                  OAKDALE            NY         11769
00000000000000049687      PALMER               375 CRESTVIEW DRIVE            SANTA CLARA        CA         95050
00000000000000049941      PALMER               44 CLEREMONT AVE               IRVINGTON          NJ         07111
00000000000000048944      PARIS                12 CAROL AVENUE                PEMBROKE           MA         02359
00000000000000049111      PARKER               25 WOOD LAKE DRIVE             PISCATAWAY         NJ         08854
00000000000000049535      PARKS                RD4 BOX 234                    TARENTUM           PA         15084
00000000000000048904      PASTOR               48 ASCOLESE ROAD               TRUMBULL           CT         06611
00000000000000049955      PATTERSON            114 MALWOOD AVE                DRACUT             MA         01826
00000000000000050697      PATTERSON            9175W ST JOHN RD               PEORIA             AZ         85382
00000000000000048820      PAYNE                27 TARN DRIVE                  MORRIS PLAINS      NJ         07950
00000000000000050613      PEGAS                531 POWELL ST                  BROOKLYN           NY         11212
00000000000000049291      PELLECHIA            8225 STAPLETON AVE             LAS VEGAS          NV         89128
00000000000000050441      PENDLETON            621 WESTMINSTER AVE            ELIZABETH          NJ         07208
00000000000000049664      PERDOMO              84 CYPRESS DR                  COLONIA            NJ         07067
00000000000000049123      PEREYRA              20 DREXEL HILL DRIVE           KENDALL PARK       NJ         08824
00000000000000049614      PEREZ                637 ROUTE #31                  JORDAN             NY         13080
00000000000000049898      PEREZ                241-15 149TH AVENUE            ROSEDALE           NY         11422
00000000000000049352      PERKS                50 COLONY DRIVE                WEST SAYVILLE      NY         11796
00000000000000050391      PERSIN               131 BIRCH STREET               IMPERIAL           PA         15126
00000000000000048883      PERSON               40 NOTCH CROFT DRIVE           LITTLE FALLS       NJ         07424
00000000000000049354      PETERSON             4566 STATE HWY #30             AMSTERDAM          NY         12010
00000000000000050296      PETERSON             11939N HIGH STREET             NORTH GLENN        CO         80233
00000000000000049047      PHILCOX              6824 65TH PLACE                RIDGEWOOD          NY         11385
00000000000000050256      PHILLIPS             141 SPINDLE HILL RD            WOLCOTT            CT         06716
00000000000000050366      PHILLIPS             8229 WILLIAMS AVENUE           PHILADELPHIA       PA         19150
00000000000000050375      PHILLIPS             119 PLEASANT VALLEY ST         METHUEN            MA         01844
00000000000000049333      PHOENIX              5 BARTER CREEK                 KITTERY            ME         03905
00000000000000049182      PICCIONE             59 BAKER AVE                   BERKELEY HEIGHT    NJ         07922
00000000000000048889      PICKRON              2512N TEJON STREET             COLORADO SPRING    CO         80907
00000000000000049179      PINNEY               65E MAIN STREET                CUBA               NY         14727
00000000000000049662      PIONTEK              16 ASPERULA DRIVE              SICKLERVILLE       NJ         08081
00000000000000049225      PIVA                 42 REYNOLDS STREET             ATTLEBORO          MA         02703

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000050315     25,000.00        25,000.00    0.34000                                253.42     2/1/11
00000000000000049737     33,958.22        34,000.00    0.69000                                294.85    12/1/15
00000000000000049217     35,721.22        35,929.00    0.70000                                311.58    12/1/15
00000000000000049032     54,549.74        55,000.00    0.60000                                541.29    11/1/10
00000000000000050510     29,214.42        29,400.00    0.76000                                298.02    12/1/10
00000000000000049944     66,777.18        67,000.00    0.69000                                633.31    11/1/15
00000000000000048663    131,607.28       131,700.00    0.73000                               1011.73    11/1/10
00000000000000049216    115,999.28       116,000.00    0.80000                                891.12    12/1/10
00000000000000049687     63,542.16        63,700.00    0.80000                                572.72    12/1/15
00000000000000049941     74,498.56        75,002.00    0.79000                                738.14    11/1/10
00000000000000048944     42,575.52        42,922.00    0.80000                                435.09    11/1/10
00000000000000049111     73,665.94        75,000.00    0.55000                                964.34     9/1/05
00000000000000049535     45,693.82        45,915.00    0.68000                                451.88    12/1/10
00000000000000048904    111,796.34       112,000.00    0.64000                                892.33    11/1/25
00000000000000049955     62,912.50        63,000.00    0.79000                                506.46     1/1/11
00000000000000050697     20,000.00        20,000.00    0.18000                                201.55     2/1/11
00000000000000048820     77,009.42        77,600.00    0.59000                                702.69     9/1/15
00000000000000050613     56,459.00        56,459.00    0.55000                                681.73     2/1/06
00000000000000049291     12,697.26        13,000.00    0.79000                                131.78    12/1/10
00000000000000050441    102,639.16       103,532.00    0.80000                                930.84    12/1/15
00000000000000049664     35,075.75        35,266.00    0.80000                                317.08    10/1/15
00000000000000049123     27,145.73        27,755.00    0.73000                                287.32     9/1/10
00000000000000049614     21,737.91        22,000.00    0.76000                                223.01    12/1/10
00000000000000049898     29,969.28        30,000.00    0.80000                                304.11     1/1/16
00000000000000049352     79,760.12        80,000.00    0.70000                                719.27    12/1/15
00000000000000050391     12,068.00        12,068.00    0.14000                                152.81     2/1/06
00000000000000048883     84,316.18        85,000.00    0.50000                                837.24     9/1/15
00000000000000049354     44,776.77        45,000.00    0.71000                                475.35    12/1/10
00000000000000050296     12,000.00        12,000.00    0.73000                                120.93     2/1/11
00000000000000049047     44,743.27        45,000.00    0.31000                                431.29    11/1/15
00000000000000050256     61,692.00        61,692.00    0.50000                                777.83     2/1/06
00000000000000050366     50,900.00        50,900.00    0.80000                                438.19     2/1/16
00000000000000050375     59,702.13        60,000.00    0.58000                                608.21     2/1/11
00000000000000049333     57,376.57        57,706.00    0.80000                                518.83    12/1/15
00000000000000049182    104,476.24       105,000.00    0.46000                               1030.73     9/1/15
00000000000000048889     85,683.20        86,250.00    0.75000                                848.84    11/1/10
00000000000000049179     45,352.20        45,500.00    0.70000                                409.09    12/1/15
00000000000000049662     23,728.30        24,000.00    0.80000                                219.81    10/1/15
00000000000000049225     23,494.94        23,781.00    0.80000                                241.07    11/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 18 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048817      PLACE                210 OAKDALE AVENUE             VILLAS             NJ         08251
00000000000000047947      PLANT                18 NORTH STREET                DOUGLAS            MA         01516
00000000000000049810      PLOTNICK             6624 LARCHWOOD LANE            LAS VEGAS          NV         89103
00000000000000049069      PLUNKETT             828 88TH STREET                NIAGARA FALLS      NY         14304
00000000000000050346      PLUNKETT             3 ROSEWELL AVENUE              SHORHAM            NY         11786
00000000000000049201      PODMIJERSKY          15 PODMIJERSKY RD              HUDSON             NY         12534
00000000000000049582      POMIERNY             16E JACKSONVILLE AVE           VILLAS             NJ         08251
00000000000000048751      PONS                 5 COPPERFIELD RD               SCOTCH PLAINS      NJ         07076
00000000000000049100      POOLE                8923 BRACKEN CLIFF CT          LAS VEGAS          NV         89129
00000000000000049748      PORTO                7 FILLMORE PL                  BROOKLYN           NY         11211
00000000000000048646      POTTER               RD 1 BOX 57 RD                 HARTWICK           NY         13378
00000000000000048987      POWERS               147 HIGHLAND STREET            BERLIN             MA         01503
00000000000000050513      POWERS               135E LINDSLEY RD               CEDAR GROVE        NJ         07009
00000000000000048795      PRENTICE             53 LAKEVIEW RD                 PLYMOUTH           CT         06786
00000000000000048738      PRESCOTT             15 BLEECKER STREET             BROOKLYN           NY         11221
00000000000000050233      PREVITI              1218 NEW LONDON TPK            GLASTONBURY        CT         06033
00000000000000049105      PRISCO               961 CEDAR COURT                FRANKLIN SQUARE    NY         11010
00000000000000049617      PRIVETTE             7456 BRIAR RD                  PHILADELPHIA       PA         19138
00000000000000050448      PRUSINOWSKI          109 PROSPECT STREET            CANASTOTA          NY         13021
00000000000000050034      PUGH                 921 BENTLEY ROAD               LINDENWOLD         NJ         08021
00000000000000048846      PUGLISE              84 HOLIDAY PARK DRIVE          CENTEREACH         NY         11720
00000000000000049321      PURSELL              1122 TENNESSEE AVE             BENSALEM           PA         19020
00000000000000049884      PUTANSU              CLARK ISLAND RD                SPRUCE HEAD        ME         04859
00000000000000048869      QUAGLIENI            26 SUNRISE DR                  STONY POINT        NY         10980
00000000000000049402      QUARLES              117E SOMERDALE RD              SOMERDALE          NJ         08283
00000000000000048618      QUIGLEY              282 BRIGHTON ST                STATEN ISLAND      NY         10307
00000000000000049779      QUIGLEY              50 FLANNIGAN DR                HOWELL             NJ         07731
00000000000000049243      QUIMBY               155 WARREN STREET              LACONIA            NH         03246
00000000000000048811      QUINN                405 COLD SPRING AVE            OAKLYN             NJ         08107
00000000000000049477      RADTKE               103 BUCHLAND RD                EPHRATA            PA         17522
00000000000000048643      RAIA                 92 LUDWIG LANE                 STATEN ISLAND      NY         10303
00000000000000050274      RAMIREZ              249 LIBERTY ST                 PATERSON           NJ         07522
00000000000000049817      RANDALL              51S FOURTH ST                  OLD TOWN           ME         04468
00000000000000049163      RANDOLPH             46 HUBBARD PLACE               BROOKLYN           NY         11210
00000000000000049157      RASCHE               928E CARDINAL DRIVE            SUNNYVALE          CA         94087
00000000000000050270      RAVENEAU             18 PARNELL PLACE               JERSEY CITY        NJ         07305
00000000000000049176      RAYNER               3855 SHEARWATER DR             RENO               NV         89506
00000000000000049172      RECORDS              100 PROSPECT AVE               NORTH KINGSTOWN    RI         02852
00000000000000050083      REED                 BARNES ROAD                    ALBION             ME         04910

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000048817     51,152.60        51,500.00    0.71000                                 450.2     9/1/15
00000000000000047947    113,083.31       113,600.00    0.79000                               1011.16     9/1/15
00000000000000049810     94,610.92        95,000.00    0.75000                                823.84     1/1/16
00000000000000049069     33,130.45        33,500.00    0.61000                                321.07    11/1/15
00000000000000050346     24,000.00        24,000.00    0.78000                                241.86     2/1/11
00000000000000049201     23,857.94        24,000.00    0.65000                                238.46    12/1/10
00000000000000049582     38,646.42        38,800.00    0.56000                                382.18    10/1/15
00000000000000048751     34,757.33        35,025.00    0.80000                                317.16     9/1/15
00000000000000049100     49,985.03        50,368.00    0.80000                                452.86    11/1/15
00000000000000049748     20,667.54        20,839.00    0.41000                                207.05     1/1/11
00000000000000048646     24,002.86        24,150.00    0.58000                                228.28    11/1/15
00000000000000048987     43,775.72        44,000.00    0.71000                                446.02    11/1/10
00000000000000050513     73,854.40        74,000.00    0.80000                                665.33    12/1/15
00000000000000048795     85,979.15        89,600.00    0.80000                                777.01    11/1/15
00000000000000048738    112,165.39       112,500.00    0.75000                                896.32    11/1/25
00000000000000050233     59,699.52        59,900.00    0.43000                                586.01     2/1/11
00000000000000049105     49,498.07        50,002.00    0.37000                                633.14    11/1/05
00000000000000049617     42,110.81        42,201.00    0.65000                                385.14    12/1/15
00000000000000050448     45,500.00        45,500.00    0.70000                                438.79     2/1/16
00000000000000050034     79,955.42        80,000.00    0.80000                                637.38    11/1/25
00000000000000048846     74,314.54        75,062.00    0.76000                                728.21    11/1/10
00000000000000049321     80,156.01        80,500.00    0.57000                                771.52    12/1/15
00000000000000049884     27,962.04        28,000.00    0.56000                                251.75     1/1/16
00000000000000048869     29,908.81        30,000.00    0.41000                                241.18    11/1/10
00000000000000049402     95,346.65        96,000.00    0.80000                                863.12    10/1/15
00000000000000048618     85,499.43        86,000.00    0.64000                                745.79    10/1/15
00000000000000049779     93,245.21        94,000.00    0.65000                                857.88    11/1/15
00000000000000049243     69,838.69        69,914.00    0.72000                                557.02    12/1/25
00000000000000048811     72,189.66        72,400.00    0.78000                                574.75     9/1/10
00000000000000049477     21,901.57        22,007.00    0.80000                                223.08    12/1/10
00000000000000048643     96,022.16        97,000.00    0.67000                                954.63    11/1/10
00000000000000050274     63,773.70        64,000.00    0.80000                                555.01    12/1/15
00000000000000049817     18,000.00        18,000.00    0.68000                                182.47    12/1/10
00000000000000049163     68,841.46        68,862.00    0.41000                                597.17    12/1/15
00000000000000049157     13,866.45        14,000.00    0.32000                                 139.1    11/1/10
00000000000000050270     32,843.72        33,000.00    0.60000                                324.78    12/1/10
00000000000000049176     88,065.00        88,386.00    0.76000                                766.48    11/1/15
00000000000000049172     21,133.18        21,333.00    0.65000                                266.22    11/1/05
00000000000000050083     43,239.57        43,375.00    0.59000                                458.19     1/1/11

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 19 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049953      REHDER               7817W 102ND STREET             PALPS HILLS        IL         60465
00000000000000049591      REMOLINO             40 ROSS STREET                 CLARK              NJ         07066
00000000000000050420      RENEL                4125N TORREY PINES DR          LAS VEGAS          NV         89108
00000000000000049254      RESCIGNO             225 MCNEIL STREET              SAYVILLE           NY         11782
00000000000000050271      RETZLAFF             90 JF KENNEDY DRIVE            MILLTOWN           NJ         08850
00000000000000049773      REYES                11 NEW LAWN AVE                KEARNY             NJ         07032
00000000000000050057      RIBEZZO              31 NAHANT STREET               PROVIDENCE         RI         02904
00000000000000050696      RICKETTS             5725 ELMWOOD AVE               PHILADELPHIA       PA         19143
00000000000000050066      RIDING               935 ROCKDALE AVE               NEW BEDFORD        MA         02240
00000000000000049332      RIHN                 2113 LOCUST &7621 ROSLYN       PITTSBURGH         PA         15213
00000000000000049930      RINGER               11 WESTON AVE                  HUDSON FALLS       NY         12839
00000000000000048866      RITCHEY              41 COLONY OAKS DRIVE           PITTSBURGH         PA         15209
00000000000000048619      RIVERA               224 ROBINSON AVE               STATEN ISLAND      NY         10312
00000000000000050138      RIZZO                32 MOORE STREET                NEW HYDE PARK      NY         11040
00000000000000050640      ROBERGE              15 KATHY AVE                   DRACUT             MA         01826
00000000000000048893      ROBERTSON            91S 14TH AVENUE DRIVE          BRIGHTON           CO         80601
00000000000000049305      ROBINSON             469 MARBELLA LANE              VACAVILL           CA         95688
00000000000000049840      ROBINSON             218 INFIELD ST                 BRIDGEPORT         CT         06606
00000000000000049195      ROCKINGHAM           232 LAFAYETTE AVE              PEMBERTON          NJ         08068
00000000000000050059      ROCKWELL             53 DAVID DRIVE                 EAST HAVEN         CT         06512
00000000000000048671      RODRIGUEZ            5012E 12TH WAY                 THORNTON           CO         80241
00000000000000049238      RODRIGUEZ            5790E HOLLAND AVE              FRESNO             CA         93727
00000000000000050717      RODRIGUEZ-PEREZ      25 SIDNEY AVE                  RUTHERFORD         NJ         07070
00000000000000048847      ROLLINS              100 28 205TH STREET            HOLLIS             NY         11423
00000000000000049319      ROMO                 40 VELDA ROSE LANE             SPARKS             NV         89436
00000000000000049694      ROONEY               1083E FREMONT CIRCLE N         LITTLETON          CO         80122
00000000000000050629      ROSENBLATT           422 LOCUST AVE                 LINDENWOLD         NJ         08021
00000000000000048850      ROSS                 725 BAYBERRY RD                FRANKLIN SQUARE    NY         11010
00000000000000049441      ROSS                 95 FANEUIL PLACE               NEW ROCHELLE       NY         10801
00000000000000048898      ROTH                 45-21 157TH STREET             FLUSHING           NY         11355
00000000000000050372      ROTHAR               69 FAIRVIEW AVE                ISLIP TERRACE      NY         11752
00000000000000049804      ROUMANOS             4517 DEL MONTE AVE             LAS VEGAS          NV         89102
00000000000000049114      ROUNTREE             55W RAYMOND AVENUE             ROOSEVELT          NY         11575
00000000000000050282      RUBERTO              91 SAWYER AVENUE               STATEN ISLAND      NY         10314
00000000000000049719      RUDD                 3723W 60TH STREET              CHICAGO            IL         60629
00000000000000049483      RUDOLPH              3921 KENWOOD RD                ONEIDA             NY         13421
00000000000000050023      RUDOLPH              20 FREUND DRIVE                NANUET             NY         10954
00000000000000048879      RUHNKE               914 SINCLAIR AVE               LANOKA HARBOR      NJ         08734
00000000000000050539      RUSSELL              42 HIGH STREET                 LISBON FALLS       ME         04252

                    Curr Principal   Orig Principal                        Curr Note                   Maturity         Rem
Loan Number                Balance          Balance      LTV     Due Date       Rate         P-1 Pmt       Date        Term
00000000000000049953     19,889.07        20,000.00    0.67000                                 264.2     1/1/06
00000000000000049591     37,933.13        38,756.00    0.80000                                398.88    10/1/10
00000000000000050420     29,500.00        29,500.00    0.78000                                297.29     2/1/11
00000000000000049254     30,441.95        30,555.00    0.80000                                274.72    12/1/15
00000000000000050271     22,282.25        22,300.00    0.80000                                179.28    12/1/10
00000000000000049773     15,358.93        15,516.00    0.80000                                196.47    11/1/05
00000000000000050057     28,059.33        28,100.00    0.32000                                269.32     1/1/16
00000000000000050696     36,000.00        36,000.00    0.80000                                307.65     2/1/16
00000000000000050066     21,824.38        22,000.00    0.79000                                278.57     1/1/06
00000000000000049332     58,141.78        58,500.00    0.65000                                507.31    12/1/15
00000000000000049930     44,920.13        45,000.00    0.59000                                419.17     1/1/16
00000000000000048866     11,865.72        12,000.00    0.46000                                151.95    11/1/05
00000000000000048619     36,819.64        37,000.00    0.24000                                 379.7    11/1/10
00000000000000050138     71,382.00        71,382.00    0.41000                                614.51     2/1/16
00000000000000050640     29,173.00        29,173.00    0.64000                                292.26     2/1/11
00000000000000048893     37,729.47        37,922.00    0.69000                                340.96    11/1/15
00000000000000049305     70,974.90        71,435.00    0.41000                                703.04    12/1/10
00000000000000049840     67,698.82        68,106.00    0.65000                                590.61    12/1/15
00000000000000049195     71,254.09        71,354.00    0.80000                                587.02    10/1/10
00000000000000050059     45,024.53        45,196.00    0.38000                                 444.8     1/1/11
00000000000000048671     13,748.63        14,000.00    0.80000                                180.01    10/1/05
00000000000000049238     73,372.97        73,600.00    0.80000                                 565.4    11/1/10
00000000000000050717    122,526.20       123,000.00    0.65000                               1028.06    12/1/15
00000000000000048847     39,231.59        39,409.00    0.30000                                359.66    11/1/15
00000000000000049319     63,411.16        63,568.00    0.60000                                571.53    12/1/15
00000000000000049694     68,401.25        68,746.00    0.70000                                696.86    12/1/10
00000000000000050629     35,440.48        35,440.00    0.42000                                363.69    12/1/10
00000000000000048850     50,855.28        51,300.00    0.58000                                 541.9    11/1/10
00000000000000049441     91,138.76        91,500.00    0.41000                                835.06    12/1/15
00000000000000048898     67,330.35        67,867.00    0.34000                                588.54    11/1/15
00000000000000050372    100,000.00       100,000.00    0.65000                               1049.67     2/1/11
00000000000000049804     33,878.54        34,000.00    0.80000                                305.69    12/1/15
00000000000000049114     83,268.96        83,413.00    0.74000                                749.96    12/1/15
00000000000000050282     52,000.00        52,000.00    0.78000                                467.53     2/1/16
00000000000000049719     47,478.95        47,640.00    0.60000                                466.07    12/1/15
00000000000000049483     27,869.46        28,000.00    0.42000                                287.34    12/1/10
00000000000000050023     22,000.00        22,000.00    0.47000                                223.01     2/1/11
00000000000000048879     60,307.77        60,650.00    0.80000                                492.38     9/1/10
00000000000000050539     70,700.00        70,700.00    0.70000                                604.19     2/1/16

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 20 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050542      RUTIGLIANO           162 BOYLE RD                   SELDEN             NY         11784
00000000000000049164      RYAN                 12661W DAKOTA DRIVE            LAKEWOOD           CO         80228
00000000000000049752      SACKEN               4 SIXTH STREET                 PARK RIDGE         NJ         07656
00000000000000050075      SALDIVAR             4841E ILLINOIS AVENUE          FRESNO             CA         93727
00000000000000048909      SALEMO               13 GREENWAY RD                 SLOATSBURG         NY         10974
00000000000000048977      SALG                 45 DURHAMOC LANE               NORTH BABYLON      NY         11703
00000000000000049307      SAMESHIMA            4469 DRIFTWOOD PL              BOULDER            CO         80301
00000000000000050295      SANCHEZ              2018S OSCEOLA WAY              DENVER             CO         80219
00000000000000050198      SAND                 82 SUNRISE LANE                LEVITTOWN          NY         11756
00000000000000049230      SANTONE              215- 216 STEEL STREET          HANNASTOWN         PA         15635
00000000000000050019      SANTOPIETRO          717 3RD STREET                 UNION BEACH        NJ         07735
00000000000000049529      SANTOS               4145 AUTUMN COURT              BOULDER            CO         80304
00000000000000049942      SANTOS               84 BERGEN AVE                  KEARNY             NJ         07032
00000000000000050036      SAPANARA             2617E 26TH STREET              BROOKLYN           NY         11235
00000000000000050600      SAWTELLE             1 PARK CIRCLE                  CRAWFORD           NY         12549
00000000000000049374      SCALOGNA             88-27 ELDERTS LANE             WOODHAVEN          NY         11421
00000000000000050052      SCHERER              9122 CYPRESS DR                DENVER             CO         80229
00000000000000050620      SCHILDWACHTER        29 BOUNTONVILLE RD             LEWISBORO          NY         10518
00000000000000049037      SCHMITZER            1544 MACARTHUR DRIVE           BOULDER            CO         80303
00000000000000050322      SCHOENFELD           2610 EDENDERRY DR              COLORADO SPRING    CO         80919
00000000000000050656      SCHRADER             9420 CANDLEBERRY CT            BURKE              VA         22015
00000000000000050345      SCHREIB              55 OCEANIC AVE                 STATEN ISLAND      NY         10312
00000000000000049229      SCHUMPF              10 EAST STREET                 MIDDLE ISLAND      NY         11953
00000000000000049743      SCHWILM              50W MANILL AVE                 PITTSBURGH         PA         15220
00000000000000050520      SCIMECA              14 BEECH STREET                ELMWOOD PARK       NJ         07407
00000000000000049509      SCOPPETTO            408 CHAMPLAIN STREET           BERLIN             NH         03570
00000000000000048648      SCOTT                9195 SUMMIT STREET RD          LEROY              NY         14482
00000000000000049207      SCOTT                67 GREEN AVENUE                HEMPSTEAD          NY         11550
00000000000000048965      SCRAN                1481 NEVADA DRIVE              TOMS RIVER         NJ         08753
00000000000000049388      SECREST              3530W DILL RD                  ENGLEWOOD          CO         80110
00000000000000049317      SERVER               105 JASON PLACE                NORTH WALES        PA         19454
00000000000000050134      SEUSARRAN            143-03 FERNDALE AVE            JAMAICA            NY         11435
00000000000000048875      SHAH                 164S PARKWAY                   CLIFTON            NJ         07014
00000000000000049615      SHALATY              12555E ARBOR VISTA BLVD        TUCSON             AZ         85749
00000000000000049198      SHANNON              1014 SANDRA PLACE              BRICK              NJ         08724
00000000000000048901      SHARPE-SMITH         151 GATEWAY DR                 STATEN ISLAND      NY         10304
00000000000000050572      SHEADER              638 6TH AVENUE                 CORAOPOLIS         PA         15108
00000000000000050344      SHULTZ               740S CUSTER AVE                NEW HOLLAND        PA         17557
00000000000000049371      SICA                 1985E 22ND STREET              BROOKLYN           NY         11229

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000050542           96,000.00         96,000.00      0.80000                                892.12          2/1/11
00000000000000049164           21,203.17         22,299.00      0.75000                                226.04         11/1/10
00000000000000049752           50,394.76         50,638.00      0.80000                                455.28         10/1/15
00000000000000050075           47,018.08         47,316.00      0.75000                                617.46          1/1/06
00000000000000048909           99,246.18         99,500.00      0.66000                                862.86         11/1/15
00000000000000048977          127,768.91        127,800.00      0.90000                                982.68         12/1/25
00000000000000049307           34,802.63         34,996.00      0.72000                                281.34         12/1/10
00000000000000050295           12,000.00         12,000.00      0.54000                                155.22          2/1/06
00000000000000050198          115,641.32        116,000.00      0.80000                                998.62          2/1/16
00000000000000049230           43,784.85         44,000.00      0.79000                                381.57         11/1/15
00000000000000050019           15,917.78         16,040.00      0.64000                                144.22         11/1/15
00000000000000049529           16,606.80         16,800.00      0.60000                                209.65         12/1/05
00000000000000049942           46,801.92         47,114.00      0.68000                                 423.6         11/1/15
00000000000000050036          158,398.72        159,000.00      0.71000                               1368.79          1/1/16
00000000000000050600           20,000.00         20,000.00      0.19000                                187.61          2/1/16
00000000000000049374           64,670.17         64,997.00      0.50000                                563.65         12/1/15
00000000000000050052           32,305.52         32,486.00      0.40000                                319.72          1/1/11
00000000000000050620          293,451.00        293,451.00      0.72000                               2507.77          2/1/16
00000000000000049037           32,228.50         32,981.00      0.68000                                692.51         11/1/00
00000000000000050322           30,000.00         30,000.00      0.74000                                302.33          2/1/11
00000000000000050656           32,320.00         32,320.00      0.70000                                323.79          2/1/11
00000000000000050345          101,600.00        101,600.00      0.80000                                874.65          2/1/16
00000000000000049229           69,214.41         69,500.00      0.73000                                 602.7         12/1/15
00000000000000049743           74,692.59         75,001.00      0.75000                                650.41         12/1/15
00000000000000050520           47,076.42         47,200.00      0.77000                                424.37         12/1/15
00000000000000049509           16,948.67         17,150.00      0.56000                                214.02         12/1/05
00000000000000048648           36,460.94         37,000.00      0.75000                                375.06         11/1/10
00000000000000049207           61,554.48         61,653.00      0.70000                                 611.4         12/1/15
00000000000000048965           18,536.96         19,000.00      0.74000                                253.73          9/1/05
00000000000000049388           62,594.10         63,000.00      0.58000                                620.02         12/1/10
00000000000000049317           12,951.73         13,000.00      0.58000                                116.89         12/1/15
00000000000000050134           25,000.00         25,000.00      0.77000                                223.17          2/1/16
00000000000000048875           13,225.24         13,300.00      0.80000                                122.68          9/1/15
00000000000000049615           89,551.21         89,998.00      0.80000                                912.29         12/1/10
00000000000000049198           34,534.32         34,711.00      0.45000                                320.16         10/1/15
00000000000000048901           54,545.36         54,928.00      0.33000                                501.29         11/1/15
00000000000000050572           50,321.00         50,321.00      0.71000                                489.36          2/1/11
00000000000000050344          101,500.00        101,500.00      0.70000                                808.68          2/1/11
00000000000000049371           79,458.25         80,000.00      0.55000                                810.94         12/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 21 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000048819      SIMON                474 KENT STREET                SALEM              NJ         08079
00000000000000050139      SINCLAIR             3202 NEPTUNE AVE               OCEANSIDE          NY         11572
00000000000000048626      SIPPER               RD 1 BOX 394 C DUG ROAD        CHESTER            NY         10918
00000000000000050106      SISTI                1407 REMSEN AVENUE             BROOKLYN           NY         11236
00000000000000049713      SJOEN                1219 ARCH STREET               PITTSBURGH         PA         15212
00000000000000050199      SKELLON              26 LYDUN DRIVE                 ALBION             NY         14411
00000000000000049326      SKORUPA              17 HILLSDALE DR                CRANSTON           RI         02920
00000000000000050398      SKREZYNA             124 OLD BRIDGE ROAD            OLD BRIDGE         NJ         07747
00000000000000050524      SLAYTON              2436 DENFIELD ST               CAMDEN             NJ         08104
00000000000000050413      SLITER               3104N FARRAGUT ST              PORTLAND           OR         97217
00000000000000048815      SMITH                23 MARRYOTT STREET             JAMESBURG          NJ         08831
00000000000000049363      SMITH                6 LIND AVENUE                  NEW CASTLE         DE         19720
00000000000000049564      SMITH                1965 UNION STREET              LAKEWOOD           CO         80215
00000000000000049588      SMITH                43 RIVER DRIVE                 LAKE HIAWATHA      NJ         07034
00000000000000049770      SMITH                120 SUMMIT AVE                 WALDWICK           NJ         07463
00000000000000050011      SMITH                44 LENAPE ROAD                 RINGWOOD           NJ         07456
00000000000000050407      SMITH                638 SANDRA AVE                 WEST ISLIP         NY         11795
00000000000000048720      SMITHERS             131 RAMSGATE WAY               VALLEJO            CA         94591
00000000000000049741      SNOVER               4721 LAKE AVENUE               ROCHESTER          NY         14612
00000000000000048872      SONNER               10434 TANNERY CREEK RD         CORNING            NY         14830
00000000000000050022      SOPKO                122 CHILDS STREET              SPRINGVILLE        NY         14141
00000000000000050027      SORIANO              14 REDWOOD RD                  NEW HYDE PARK      NY         11040
00000000000000048330      SORICHILLO           504 MAY STREET                 POTTSTOWN          PA         19464
00000000000000049867      SPAMAN               216 FIFTH AVE                  FRANKFORT          NY         13340
00000000000000049314      SPRISSLER            16 BOYLSTON ST                 STOUGHTON          MA         02072
00000000000000049732      ST AMAND             1885 NEW LONDON TURNPIKE       WEST WARWICK       RI         02893
00000000000000050205      ST CHARLES           860 WASHINGTON STREET          ABINGTON           MA         02351
00000000000000050505      STABLER              33 STRAWBRIDGE AVE             WESTMONT           NJ         08108
00000000000000049411      STALLINGS            1007 OLD DUTCH MILL RD         COLORADO SPRING    CO         80907
00000000000000050396      STANKIEWICZ          15 BEECHWOOD AVE               FREEHOLD           NJ         07728
00000000000000050200      STARK                243 MAXWELL RD                 LATHAM             NY         12110
00000000000000049165      STARTARI             217 MANOR DRIVE                PITTSBURGH         PA         15236
00000000000000050204      STEARNS              56 STEPHANIE LANE              POUGHKEEPSIE       NY         12603
00000000000000049620      STEHL                10 FANWOOD DRIVE               NEW CASTLE         DE         19720
00000000000000048927      STELLA               1376 FORDHAM AVE               SCHENECTADY        NY         12306
00000000000000050495      STEPHENSON           22 CARRIAGE HILL RD            WARWICK            RI         02886
00000000000000049585      STEVENS              19 BLUEBERRY LANE              WILLINGBORO        NJ         08046
00000000000000048961      STEZZI               419 PRICE AVE                  GLENDORA           NJ         08029
00000000000000048979      STIMAC               162 WINNEBAGO DRIVE            SEDALIA            CO         80135

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000048819          38,697.97        38,800.00      0.80000                                365.12          9/1/25
00000000000000050139          44,739.00        44,739.00      0.27000                                385.15          2/1/16
00000000000000048626          52,970.50        53,200.00      0.80000                                539.28         11/1/10
00000000000000050106          38,891.00        38,915.00      0.71000                                349.88          1/1/16
00000000000000049713          34,269.19        34,500.00      0.46000                                342.13         12/1/15
00000000000000050199          36,000.00        36,000.00      0.64000                                309.92          2/1/16
00000000000000049326          88,277.04        88,500.00      0.59000                                802.94         12/1/25
00000000000000050398          29,074.89        29,152.00      0.79000                                295.51         12/1/10
00000000000000050524          37,246.43        37,600.00      0.80000                                370.05         12/1/10
00000000000000050413          20,000.00        20,000.00      0.62000                                252.17          2/1/06
00000000000000048815          99,635.94        99,960.00      0.80000                                793.54          9/1/10
00000000000000049363          38,119.20        38,372.00      0.75000                                   345         12/1/15
00000000000000049564          39,860.20        40,000.00      0.49000                                321.57         12/1/10
00000000000000049588          33,711.13        34,000.00      0.25000                                364.33         10/1/10
00000000000000049770          19,579.53        20,000.00      0.76000                                202.74         11/1/10
00000000000000050011          69,846.85        69,994.00      0.65000                                638.79         11/1/15
00000000000000050407         108,000.00       108,000.00      0.80000                               1050.27          2/1/11
00000000000000048720          44,469.64        44,823.00      0.80000                                   403         10/1/15
00000000000000049741          40,705.78        40,749.00      0.60000                                371.89          1/1/16
00000000000000048872          41,418.36        42,500.00      0.65000                                538.15         11/1/05
00000000000000050022          91,126.64        91,283.00      0.76000                                785.84          1/1/16
00000000000000050027          64,847.13        65,000.00      0.37000                                682.29          1/1/11
00000000000000048330          43,440.48        43,537.00      0.45000                                388.52         10/1/10
00000000000000049867          49,078.03        49,200.00      0.80000                                377.96          1/1/11
00000000000000049314         111,086.51       111,101.00      0.73000                                942.32         12/1/25
00000000000000049732          39,620.28        40,000.00      0.42000                                359.64         12/1/15
00000000000000050205          99,620.61       100,000.00      0.80000                                984.16          1/1/11
00000000000000050505          56,454.79        56,700.00      0.70000                                543.42         12/1/15
00000000000000049411          66,241.09        66,754.00      0.49000                                685.03         12/1/10
00000000000000050396          26,935.78        27,069.00      0.80000                                 274.4         12/1/10
00000000000000050200          80,957.72        81,263.00      0.75000                                674.17          2/1/16
00000000000000049165          18,984.44        19,014.00      0.77000                                192.74         11/1/10
00000000000000050204          54,809.94        55,018.00      0.52000                                473.64          2/1/16
00000000000000049620          34,698.71        35,000.00      0.79000                                354.79         12/1/10
00000000000000048927          71,864.80        72,000.00      0.80000                                553.11         11/1/10
00000000000000050495          89,079.00        89,079.00      0.75000                                709.72          2/1/11
00000000000000049585          66,870.78        67,200.00      0.80000                                559.67         10/1/25
00000000000000048961          28,067.14        28,500.00      0.39000                                295.03          9/1/10
00000000000000048979          59,474.38        60,062.00      0.70000                                626.82         11/1/10

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 22 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050242      STITH                14 CLEARBROOK LANE             SEWELL             NJ         08080
00000000000000049905      STOAKES              8855S BRENTWOOD ST             LITTLETON          CO         80123
00000000000000049896      STODDARD             48 CALIFORNIA AVE              FITCHBURG          MA         01420
00000000000000048266      STOKES               1324 TYSON AVENUE              PHILADELPHIA       PA         19111
00000000000000049453      STONE                2607S FLOWER STREET            LAKEWOOD           CO         80227
00000000000000048680      STRONG               3037 GRACE AVENUE              BRONX              NY         10469
00000000000000050521      STRONG               836 WRIGHT DEBOW RD            JACKSON            NJ         08527
00000000000000049393      SUDOL                46 CEDAR LANE                  WEST MILFORD       NJ         07480
00000000000000048750      SUEPER               1102 WASHINGTON COMMONS        SOMERVILLE         NJ         08876
00000000000000050651      SULLIVAN             101 OMAHA BLVD                 WARWICK            RI         02889
00000000000000050355      TAIT                 RR2 BOX 677                    HUDSON             ME         04449
00000000000000050114      TAMN                 7 BIRMINGHAM ARNEYS MT         PEMBERTON          NJ         08068
00000000000000049318      TAN                  4528 QUEENSBORO WAY            UNION CITY         CA         94587
00000000000000048980      TAYLOR               12012 WALDEMIRE DRIVE          PHILADELPHIA       PA         19154
00000000000000049120      TAYLOR               RR3 BOX 977                    HIGHLAND LAKES     NJ         07422
00000000000000050175      TAYLOR               820 ROBINSON AVE               ATLANTIC CITY      NJ         08401
00000000000000049219      TEICHERA             2308 GOLDCREST CIRCLE          PLEASANTON         CA         94566
00000000000000048769      TERRY                10620 PALM SPRINGS DR          SPARKS             NV         89436
00000000000000049268      TERRY                449 WESTERN AVENUE             LYNN               MA         01904
00000000000000049017      THEOBALD             2108 WOODWARD AVE              PITTSBURGH         PA         15226
00000000000000048953      THIBODEAUX           2672W SAN PAULUS RD            TUCSON             AZ         85746
00000000000000049514      THOMAS               1320 HARTFORD DRIVE            BOULDER            CO         80303
00000000000000049593      THOMAS               305 LEE AVENUE                 NEW BRUNSWICK      NJ         08901
00000000000000049392      THOMPSON             106 YAWPO AVENUE               OAKLAND            NJ         07436
00000000000000049848      THOMPSON             410 TEHAMA WAY                 GREENFIELD         CA         93927
00000000000000050406      THOMPSON             2415E CHILDS AVE               MERCED             CA         95340
00000000000000050418      THOMPSON             5393 QUARI STREET              DENVER             CO         80239
00000000000000050508      THOMPSON             1108 CALVERT AVENUE            COLORADO SPRING    CO         80904
00000000000000049137      THOMSON              40 BOLTON BLVD                 BERKELEY HEIGHT    NJ         07922
00000000000000050001      THOMSON              5270 MULE DEER DR              COLORADO SPRING    CO         80919
00000000000000048816      TIGRO                644S SPRING RD                 VINELAND           NJ         08360
00000000000000049468      TIMER                123 COLONIAL DR                NORRISTOWN         PA         19401
00000000000000049241      TIONGCO              8119 RICHLAND WAY              STOCKTON           CA         95209
00000000000000048740      TOLIVER              9 EISENHOWER LANE              SICKLERVILLE       NJ         08081
00000000000000050660      TOLLEFSEN            2416W BIJOU ST                 COLORADO SPRING    CO         80904
00000000000000050454      TOLLERSON            6005W COLUMBIA AVENUE          PHILADELPHIA       PA         19151
00000000000000049404      TONKERY              147 BUCKELEW AVE               JAMESBURG          NJ         08831
00000000000000050150      TOOLIN               8 HILLCREST AVENUE             SMITHFIELD         RI         02828
00000000000000048922      TORRES               1789 EDENWALD AVE              BRONX              NY         10466

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000050242          43,240.24         43,652.00      0.80000                                442.49         12/1/10
00000000000000049905          58,020.76         58,200.00      0.65000                                523.27          1/1/16
00000000000000049896          81,878.72         82,000.00      0.68000                                671.63          1/1/11
00000000000000048266          82,904.19         83,250.00      0.75000                                767.87         10/1/15
00000000000000049453          40,193.64         40,256.00      0.80000                                323.62         12/1/10
00000000000000048680         131,129.34        132,000.00      0.80000                                1144.7         11/1/15
00000000000000050521          64,527.13         64,656.00      0.62000                                619.67         12/1/15
00000000000000049393          40,272.19         40,530.00      0.71000                                371.21         10/1/15
00000000000000048750          40,541.45         41,039.00      0.65000                                440.76          9/1/10
00000000000000050651          52,000.00         52,000.00      0.48000                                617.25          2/1/06
00000000000000050355          14,000.00         14,000.00      0.19000                                177.28          2/1/06
00000000000000050114         163,378.57        164,000.00      0.80000                                1422.2         11/1/15
00000000000000049318          36,891.68         37,112.00      0.76000                                333.67         12/1/15
00000000000000048980          49,981.15         50,000.00      0.61000                                409.53         11/1/10
00000000000000049120          29,725.63         30,000.00      0.78000                                310.56          9/1/10
00000000000000050175          35,899.35         36,000.00      0.55000                                328.55         11/1/15
00000000000000049219          16,552.74         16,832.00      0.56000                                217.71         11/1/05
00000000000000048769           9,842.98         10,000.00      0.79000                                126.63         11/1/05
00000000000000049268          21,960.20         22,000.00      0.37000                                210.85         12/1/15
00000000000000049017          47,426.67         48,000.00      0.77000                                 472.4         11/1/10
00000000000000048953          44,468.66         45,000.00      0.38000                                442.87         11/1/10
00000000000000049514          36,328.72         37,000.00      0.68000                                375.06         12/1/10
00000000000000049593          59,713.20         59,877.00      0.70000                                459.98         10/1/10
00000000000000049392         108,556.53        109,811.00      0.80000                               1136.76         10/1/10
00000000000000049848          45,585.12         45,592.00      0.72000                                430.95          1/1/16
00000000000000050406          18,500.00         18,500.00      0.78000                                186.44          2/1/11
00000000000000050418          67,000.00         67,000.00      0.68000                                 545.5          2/1/16
00000000000000050508          12,000.00         12,000.00      0.79000                                150.66          2/1/06
00000000000000049137          29,401.22         29,800.00      0.80000                                308.49          9/1/10
00000000000000050001          95,725.74         96,000.00      0.77000                                832.51          1/1/16
00000000000000048816          72,986.71         73,600.00      0.80000                                655.12          9/1/15
00000000000000049468          69,958.46         70,000.00      0.61000                                557.71         12/1/25
00000000000000049241          68,348.63         68,509.00      0.80000                                615.96         12/1/15
00000000000000048740          64,005.60         64,841.00      0.76000                                 526.4          9/1/10
00000000000000050660          63,000.00         63,000.00      0.63000                                538.39          2/1/16
00000000000000050454          38,850.00         38,850.00      0.70000                                323.56          2/1/26
00000000000000049404          51,828.62         52,000.00      0.65000                                450.59         10/1/10
00000000000000050150          57,168.81         57,300.00      0.57000                                416.07          1/1/11
00000000000000048922          86,423.37         86,902.00      0.46000                                 793.1         11/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 23 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049181      TOWLE                233 RT 206 SOUTH               BRANCHVILLE        NJ         07826
00000000000000049792      TOWNE                21 SUMMER ST                   MILO               ME         04463
00000000000000048678      TRAPINI              7 FALCON AVENUE                SELDON             NY         11784
00000000000000049436      TRIBOLETTI           15 17 SIMPSON ROAD             OCEAN CITY         NJ         08226
00000000000000050064      TRINIDAD             1520 BOYNTON AVE               OROVILLE           CA         95966
00000000000000048714      TROTTER              1542E FOUNTAIN BLVD            COLORADO SPRING    CO         80910
00000000000000050533      TROTTER              7234 BRIAR RD                  PHILADELPHIA       PA         19138
00000000000000049854      TRUJILLO             7385W WALKER DR                LITTLETON          CO         80123
00000000000000048873      TUFARO               133 ROSEVILLE ROAD             ANDOVER            NJ         07821
00000000000000049601      TURCO                126 AVENUE I                   BROOKLYN           NY         11230
00000000000000049696      TUSI                 149 YELLOWBANK RD              TOMS RIVER         NJ         08753
00000000000000049394      TUTTLE               56 COLUMBUS AVE                EDISON             NJ         08817
00000000000000049562      URY                  803 BUNTING AVENUE             FOUNTAIN           CO         80817
00000000000000048279      VALDERAS             3737 HIGH STREET               DENVER             CO         80205
00000000000000048756      VALDEZ               4221 ELIOT STREET              DENVER             CO         80211
00000000000000049628      VALOIS               3628 BELLAIRE PLACE            PHILADELPHIA       PA         19154
00000000000000049724      VANTUYL              50 CRANBURNE LANE              WILLIAMSVILLE      NY         14221
00000000000000050537      VARGAS               3903 JASON ST                  DENVER             CO         80211
00000000000000050644      VARGO                434 WELCHS POINT RD            MILFORD            CT         06460
00000000000000050227      VASQUEZ              2141 34TH STREET               SACRAMENTO         CA         95817
00000000000000048882      VATTELANA            343 CEDAR STREET               SOUTH AMBOY        NJ         08879
00000000000000049875      VELEZ                1317E BLANCKE STREET           LINDEN             NJ         07036
00000000000000049012      VERNET               390 ALDEN ST                   ORANGE             NJ         07050
00000000000000049606      VICHIOLA             297 WHITE PLAINS RD            TRUMBULL           CT         06611
00000000000000048804      VILLESCAS            850W CALLE EVELINA             TUCSON             AZ         85706
00000000000000050439      VOISINE              408 WESCOTT ST                 BERLIN             NH         03570
00000000000000049410      WADE                 5416 WALNUT STREET             OAKLAND            CA         94619
00000000000000049979      WAGNER               166 SKYLINE DRIVE              HICKORY            PA         15340
00000000000000048823      WAINWRIGHT           1296 AUGUSTINA AVENUE          FAR ROCKAWAY       NY         11691
00000000000000049855      WAKE                 5917 COBBS CREEK PKWY          PHILADELPHIA       PA         19143
00000000000000049312      WALLACE              112E HAROLD ST                 BLOOMFIELD         CT         06002
00000000000000049515      WALLACE              304 SKY TRAIL RD               BOULDER            CO         85619
00000000000000050258      WALSH                548 SHARPENERS POND RD         NORTH ANDOVER      MA         01845
00000000000000050173      WALTER               21 WOODING RD                  WALLINGFORD        CT         06492
00000000000000049348      WARD                 2 MARCELLUS LN                 EASTON             NY         12170
00000000000000050074      WARE                 131 PLATT RD                   CLINTON            PA         15026
00000000000000048806      WARMBROD             428 SMITHRIDGE PARK            RENO               NV         89502
00000000000000049310      WARWICK              8038 MILL SWAMP RD             IVOR               VA         23866
00000000000000049933      WASHINGTON           2461 VASQUEZ PL                RIVERSIDE          CA         92507

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000049181          16,407.87          16,632.00      0.75000                                181.29          9/1/10
00000000000000049792          51,466.14          51,800.00      0.70000                                 509.8         12/1/10
00000000000000048678          92,371.54          93,500.00      0.69000                                920.19         11/1/10
00000000000000049436          43,389.83          43,500.00      0.58000                                357.87         10/1/10
00000000000000050064          71,572.75          71,714.00      0.75000                                 621.9          1/1/16
00000000000000048714          63,731.95          64,000.00      0.80000                                555.01         10/1/15
00000000000000050533          38,000.00          38,000.00      0.68000                                353.97          2/1/16
00000000000000049854          59,821.95          60,000.00      0.58000                                 641.1          1/1/11
00000000000000048873          16,796.42          17,672.00      0.79000                                224.73          9/1/05
00000000000000049601          28,210.31          28,300.00      0.16000                                245.42         12/1/15
00000000000000049696          16,306.08          16,500.00      0.80000                                167.26         10/1/10
00000000000000049394          91,569.77          92,000.00      0.80000                                827.16         10/1/15
00000000000000049562          14,572.78          14,870.00      0.80000                                150.74         12/1/10
00000000000000048279          16,682.06          16,883.00      0.70000                                173.76         10/1/10
00000000000000048756          15,993.60          16,100.00      0.64000                                137.74         11/1/10
00000000000000049628          67,789.46          67,934.00      0.75000                                619.99         12/1/15
00000000000000049724          67,874.51          68,000.00      0.80000                                589.69          1/1/16
00000000000000050537          56,559.00          56,559.00      0.50000                                550.02          2/1/11
00000000000000050644          51,046.00          51,046.00      0.58000                                452.41          2/1/16
00000000000000050227          40,000.00          40,000.00      0.35000                                359.64          1/1/16
00000000000000048882          76,586.19          77,200.00      0.57000                                699.07          9/1/15
00000000000000049875          11,534.03          12,000.00      0.77000                                249.05         11/1/00
00000000000000049012          82,139.08          83,509.00      0.63000                                839.57          9/1/10
00000000000000049606          92,551.94          93,153.00      0.64000                                850.15         12/1/15
00000000000000048804          28,661.65          29,500.00      0.80000                                299.04         11/1/10
00000000000000050439          23,627.00          23,627.00      0.80000                                 238.1          2/1/11
00000000000000049410         135,719.90         136,000.00      0.80000                               1083.54         12/1/25
00000000000000049979          53,230.03          53,300.00      0.59000                                486.44          1/1/16
00000000000000048823          98,227.16          98,500.00      0.69000                                756.69         11/1/10
00000000000000049855          11,346.83          11,444.00      0.28000                                146.21         12/1/05
00000000000000049312          69,494.14          70,000.00      0.78000                                607.04         12/1/15
00000000000000049515          74,446.56          74,612.00      0.70000                                   695         12/1/15
00000000000000050258          33,558.62          33,693.00      0.80000                                339.54          2/1/11
00000000000000050173          55,648.00          55,648.00      0.33000                                461.66          1/1/16
00000000000000049348          39,255.00          39,255.00      0.75000                                335.83         12/1/10
00000000000000050074          48,797.01          49,000.00      0.62000                                447.19          1/1/16
00000000000000048806          27,181.75          27,482.00      0.41000                                238.33         11/1/15
00000000000000049310          31,927.32          31,971.00      0.72000                                 302.2         12/1/15
00000000000000049933          52,672.09          52,874.00      0.70000                                475.39          1/1/16

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 24 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000050538      WASHINGTON           904 BULLOCK AVE                YEADON             PA         19050
00000000000000049813      WATKINS              209 7TH AVENUE                 CARNEGIE           PA         15106
00000000000000050113      WATKINS              1413 ORMOND AVE                CAMDEN             NJ         08103
00000000000000050145      WEAVER               1140 BARNARD DRIVE             LAS VEGAS          NV         89102
00000000000000050313      WEAVER               101 COUNTRY LANE               POTTSTOWN          PA         19465
00000000000000050142      WEBBER               114-13 199TH STREET            ST ALBANS          NY         11412
00000000000000049378      WEBER                10251 CITY VIEW DR             MORRISTOWN         CO         80465
00000000000000049775      WECKSTEIN            18 INDIAN CREEK ROAD           HOLMDEL            NJ         07733
00000000000000050443      WEILAND              33W RIVER STYX ROAD            HOPATCONG          NJ         07843
00000000000000050122      WEISS                14 KAY AVENUE                  BETHPAGE           NY         11714
00000000000000049795      WESSELDINE           1806 POPE ST                   VIRGINIA BEACH     VA         23464
00000000000000050165      WEST                 7042 SILVERHORNM DRIVE         EVERGREEN          CO         80439
00000000000000050179      WEST                 9 SUNSET DRIVE                 ASBURY PARK        NJ         07712
00000000000000049448      WHEELER              27 DIANE PLACE                 PORT JERVIS        NY         12771
00000000000000049729      WHIGHAM              21932 PLEASANT PARK RD         CONIFER            CO         80433
00000000000000049859      WHITE                5410 CENTERVILLE RD            WILLIAMSBURGH      VA         23188
00000000000000049747      WHITELEY             14193E 32ND PLACE              AURORA             CO         80011
00000000000000049832      WHITNEY              5664 TILDEN HILL RD            VERONA             NY         13478
00000000000000049723      WICKLUND             3780W FLOYD AVENUE             DENVER             CO         80236
00000000000000050631      WIECZORECK           65 MERCER STREET               WEST KEANSBURG     NJ         07734
00000000000000049143      WIKER                232 E LIBERTY STREET           LANCASTER          PA         17602
00000000000000049004      WILLARD              18 ROCKLEDGE RD                MONTVILLE          NJ         07045
00000000000000049261      WILLIAMS             20 MOORE AVE                   CHERRY HILL        NJ         08034
00000000000000049290      WILLIAMS             8512 WILLIAMS AVENUE           PHILADELPHIA       PA         19150
00000000000000049331      WILLIAMS             1309N ADLER AVE                FRESNO             CA         93727
00000000000000049469      WILLIAMS             PLEASANT VALLEY RD             SOUTH FALLSBURG    NY         12779
00000000000000049532      WILLIAMS             3963W 84TH AVENUE              WESTMINISTER       CO         80030
00000000000000049820      WILLIAMS             3441W 79TH AVENUE              WESTMINISTER       CO         80030
00000000000000050109      WILLIAMS             16 VREELAND TERRACE            JERSEY CITY        NJ         07305
00000000000000050331      WILLIAMSON           622 SPRUCE STREET              BRISTOL            PA         19007
00000000000000048853      WILSON               2625 VIDALIA TERRACE           COLORADO SPRING    CO         80919
00000000000000049839      WILSON               82 MUNROE ST                   ROXBURY            MA         02119
00000000000000050534      WITKOWSKI            101 CENTER ST                  WARSAW             NY         14569
00000000000000049946      WITTLING             213 VILLA NOVA PLACE           MATAWAN            NJ         07747
00000000000000048960      WOLFE                36 ELM STREET                  SOMERSET           NJ         08873
00000000000000049249      WOLFE                38 CLIFTON ST                  PHELPS             NY         14532
00000000000000050403      WOLFE                330 CHESTNUT AVE               WOODLYNNE          NJ         08107
00000000000000050482      WOODFIELD            7 VALLEY VIEW DR               PENFIELD           NY         14526
00000000000000049253      WOODS                112-05 201ST STREET            JAMAICA            NY         11412

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000050538          63,200.00          63,200.00      0.80000                                476.58          2/1/11
00000000000000049813          38,322.07          38,550.00      0.57000                                351.82          1/1/16
00000000000000050113          30,048.88          30,234.00      0.70000                                285.79         11/1/15
00000000000000050145          56,797.38          57,000.00      0.63000                                 494.3          1/1/16
00000000000000050313         102,750.00         102,750.00      0.75000                                967.17          2/1/11
00000000000000050142          63,300.00          63,300.00      0.52000                                544.94          2/1/16
00000000000000049378          41,913.63          42,000.00      0.79000                                377.62         12/1/15
00000000000000049775         256,893.03         257,500.00      0.75000                               2051.56         11/1/25
00000000000000050443          35,181.46          35,321.00      0.64000                                333.87         12/1/15
00000000000000050122          85,040.00          85,040.00      0.62000                                759.13          2/1/16
00000000000000049795          67,148.93          67,200.00      0.80000                                516.24          1/1/11
00000000000000050165          41,870.51          42,000.00      0.73000                                374.92          1/1/16
00000000000000050179          32,956.55          33,000.00      0.31000                                253.51         11/1/10
00000000000000049448          46,610.56          46,900.00      0.70000                                421.67         12/1/15
00000000000000049729          20,672.98          20,700.00      0.70000                                166.41         12/1/10
00000000000000049859          88,080.64          88,333.00      0.59000                                766.02          1/1/16
00000000000000049747          50,119.59          50,200.00      0.62000                                451.34         12/1/15
00000000000000049832          35,750.02          36,000.00      0.72000                                517.94          1/1/04
00000000000000049723          47,419.22          47,500.00      0.41000                                467.48         12/1/10
00000000000000050631          39,051.73          39,300.00      0.73000                                398.38         12/1/10
00000000000000049143          41,616.23          42,000.00      0.65000                                413.35         11/1/10
00000000000000049004          46,638.39          47,036.00      0.78000                                433.85          9/1/15
00000000000000049261          61,936.08          62,556.00      0.67000                                566.87         10/1/15
00000000000000049290          39,344.69          39,781.00      0.63000                                363.06         12/1/15
00000000000000049331          58,275.41          58,528.00      0.71000                                449.62         12/1/10
00000000000000049469          53,603.88          53,923.00      0.51000                                576.17         12/1/10
00000000000000049532          70,011.72          70,500.00      0.77000                                633.86         12/1/15
00000000000000049820          12,412.53          12,500.00      0.73000                                158.28          1/1/06
00000000000000050109          78,300.15          78,400.00      0.70000                                705.46         11/1/25
00000000000000050331          63,200.00          63,200.00      0.73000                                481.04          2/1/11
00000000000000048853          44,664.31          45,000.00      0.26000                                480.83         11/1/10
00000000000000049839          51,905.53          52,000.00      0.58000                                474.57          1/1/16
00000000000000050534          28,317.00          28,317.00      0.44000                                263.77          2/1/16
00000000000000049946          53,536.19          54,190.00      0.48000                                549.31         11/1/10
00000000000000048960          20,560.64          20,746.00      0.63000                                186.53          9/1/15
00000000000000049249          26,813.06          27,000.00      0.54000                                265.73         12/1/10
00000000000000050403          32,275.26          32,756.00      0.75000                                405.96         12/1/05
00000000000000050482          55,306.00          55,306.00      0.51000                                472.64          2/1/16
00000000000000049253          89,525.38          90,000.00      0.75000                                780.48         12/1/15

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 25 OF 26

ACCOUNT:   796                MORTGAGE LOAN SCHEDULE
ISSUE:     HL9601                HOME LOAN 1996-1


Loan Number               Mortgager Name       Prop. Address                  City               State       Zip
00000000000000049156      WRIGHT               975 WAITE DR                   BOULDER            CO         80503
00000000000000050017      WRIGHT               1315 IRVING ST                 SOUTH PLAINFIEL    NJ         07080
00000000000000049513      ZAMBROTTO            97-12 81ST STREET              OZONE PARK         NY         11416
00000000000000050088      ZOLTEWICZ            101 APACHE DRIVE               OLD FORGE          PA         18518
00000000000000050652      ZYSKOWSKI            4W ROCK AVENUE                 NEW HAVEN          CT         06515
Totals                    Loan Count=850

                          Curr Principal    Orig Principal                   Due       Curr Note                    Maturity    Rem
Loan Number                      Balance          Balance       LTV         Date            Rate     P-1 Pmt            Date   Term
00000000000000049156             54,324.14      55,000.00      0.31000                                557.52         11/1/10
00000000000000050017             50,535.95      50,764.00      0.80000                                456.42         11/1/15
00000000000000049513             51,439.71      51,700.00      0.38000                                448.34         12/1/15
00000000000000050088             76,934.91      76,967.00      0.65000                                613.22          1/1/26
00000000000000050652             68,000.00      68,000.00      0.47000                                512.78          2/1/11

Totals  Total Curr Prin Bal= 54,103,729.22      Total Orig Prin Bal=   54,357,512.00

3/19/96 BANKERS TRUST COMPANY - MORTGAGE SECURITIES TRUST SERVICES PAGE 26 OF 26

                                    EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

                                                         _______________, 19__

To:    [Trustee]

         Re: Pooling and Servicing Agreement, Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3 and Class R, dated as of March 1, 1996

                  In connection with the administration of the pool of Mortgage Loans held by you as Trustee for the Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Initial Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____   1.         Mortgage Loan Paid in Full
                           (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Certificate Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____  2.          Mortgage Loan Liquidated
                           (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Certificate Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____  3.          Mortgage Loan in Foreclosure

____  4.          Mortgage Loan Repurchased Pursuant to Section 11.01 of the
                  Pooling and Servicing Agreement.

____  5.          Mortgage Loan Repurchased or Substituted pursuant to Article
                  II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution
                  Adjustment has been credited to the Certificate Account and that the substituted mortgage loan is a Qualified Substitute
                  Mortgage Loan.)

____  6.          Other
                  (explain)____________________________________________________

                  If box I or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

                  If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                           _______________________________
                                           By: ___________________________
                                           Name: _________________________
                                           Title: ________________________

Documents returned to Trustee:

_______________________________
Trustee

By: ___________________________
Date: _________________________

                                    EXHIBIT I

                        TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  : ss.:
COUNTY OF         )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Prudential Securities Secured Financing Corporation Trust Mortgage Pass-Through Certificates, Series 1996-1, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______] [the United States], on behalf of which he makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986 (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(i) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (vii) and (viii) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificates in violation of Section 4.02(i)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  8. The Owner's Taxpayer Identification Number is

                  9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

                  10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                  11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

                  13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit in form and substance satisfactory to the Trustee, representing and warranting that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owned by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remains outstanding and; (iii) is not a Permitted Transferee.

                  15. The Owner agrees to require a Transfer Affidavit and Agreement from any person to whom the Owner attempts to transfer a percentage interest in the Class R Certificates, and in connection with any transfer by a person for whom the Owner is acting as nominee, trustee or agent, and the Owner will not transfer its percentage interest or cause any percentage interest to be transferred to any person that the Owner knows is not a Permitted Transferee. In connection with any such transfer by the Owner, the Owner agrees to deliver to the Trustee a transfer certificate in the form attached to the Pooling and Servicing Agreement as Exhibit 1-1 to the effect that the Owner has no actual knowledge that the person to which the transfer is to be made is not a Permitted Transferee.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _ day of ______ .

                                                [NAME OF OWNER]

                                                By: ____________________________
                                                [Name of Officer]
                                                [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of tile Owner.

                  Subscribed and sworn before me this ____ day of
________________ ____.



                                  _____________________
                                  NOTARY PUBLIC

                                  COUNTY OF
                                  _____________________
                                  STATE OF
                                  _____________________
                                  My Commission expires the ____
                                  day of ____________,___.

                                   EXHIBIT I-1

                         Form of Transferor Certificate

                                                     ________________, 19__

Home Loan and Investment Bank, F.S.B.
One Home Loan Plaza
Warwick, Rhode Island 02886

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California 92714

Attention: Corporate Trust Administration

         Re: Prudential Securities Secured Financing Corporation Trust Mortgage Pass-Through Certificates, Series 1996-1, Class R Certificates

Dear Sirs:

         This letter is delivered to you in connection with the transfer by _____________________ (the "Seller") to ______________________ (the "Purchaser")
of a ___% Percentage Interest of Prudential Securities Secured Financing Corporation Trust Mortgage Pass-Through Certificates, Series 1996-1, Class R (the "Certificates"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1996 among Home Loan and Investment Bank, F.S.B., as servicer (the "Company"), Prudential Securities Secured Financing Corporation, as depositor, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.


                                      I-1-1

         3. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    _________________________________
                                    (Seller)

                                    By: _____________________________
                                    Name: ___________________________
                                    Title: __________________________


                                      I-1-2

                                    EXHIBIT J

                                 FORM OF NOTICE
                            EXHIBIT A TO ENDORSEMENT
                         TO CERTIFICATE INSURANCE POLICY

                                                                       Exhibit A
                                                                To Endorsement 1

                         NOTICE OF CLAIM AND CERTIFICATE

Financial Security Assurance Inc.
350 Park Avenue
New York, NY  10022

                  The undersigned, a duly authorized officer of Bankers Trust Company of California, N.A. (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 503447-N dated March 20, 1996 (the "Policy") issued by Financial Security in respect of the Prudential Securities Secured Financing Corporation Trust 1996-1 mortgage pass-Through Certificates, Series 1996-1, Class A- 1, Class A-2 and Class A-3 (the "Certificates"), that:

                  (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders.

                  (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Spread Account) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Spread Account) that will be applied to make payments of principal on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

                  (iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

                  (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

                  (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause
(v).

                  (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Certificates is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Certificates (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payments should be made by wire transfer directed to [SPECIFY INSURANCE ACCOUNT OR CERTIFICATE ACCOUNT].

                  Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

                                                     ________________________



                                                     By:
                                                           ___________________
                                                     Title:
                                                           ___________________


______________________________________________________________________________

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on _________ by ________________________

Confirmation Number _______________________________________

                                    EXHIBIT K

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Principal Balance:

a)       Liquidation Proceeds
                  Principal Prepayment                   $________
                  Property Sale Proceeds                  ________
                  Insurance Proceeds         ________
                  Other (Itemize)                         ________
                  Total Proceeds                         $________

b)       Servicing Advances                 $________
         Monthly Advances                                 ________
         Servicing Fees                                   ________
                  Total Advances                         $________

c)       Net Liquidation Proceeds           $________
         (Line I minus Line 2)

d)       Principal Balance of the Mortgage
           Loan on date of liquidation                   $________

e)       Loss, if any                                    $________
         (Line 4 minus Line 3)

                                    EXHIBIT L

                           FORM OF DELINQUENCY REPORT

                     DELINQUENCY AND FORECLOSURE INFORMATION

                                                                                      REO            FORECLOSURES
                                                                                  -------------------------------
      OUTSTANDING       #                     # OF             # OF               OUTSTANDING             #
OF OUTSTANDING
INVESTOR DOLLARS          ACCT RANGES         AMOUNT       ACCTS. PCT                 ACCTS.
- -----------------------------------------------------------------------------------------------------------------


REMIC
1994-4                     30 TO 59 DAYS
                           60 TO 89 DAYS
                           90 AND OVER
                           TOTALS

                                    EXHIBIT M

                      CLASS A CERTIFICATE INSURANCE POLICY


                                      M-1-1

FINANCIAL                                                     FINANCIAL GUARANTY
SECURITY                                                        INSURANCE POLICY
ASSURANCE(R)

Trust:   As described in Endorsement No. 1                  Policy No.:  50477-N
                                                      Date of Issuance:  3/20/96
Certificates:  $54,103,000 Original Principal Amount, Prudential
               Securities Secured Financing Corporation
               Trust 1996-1 Mortgage Pass-Through Certificates,
               Series 1996-1, Class A-1, Class A-2 and Class A-3

         FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

         For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

         Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

         Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

         Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

         This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                             FINANCIAL SECURITY ASSURANCE INC.

                                             By
                                                -------------------------------
                                                        AUTHORIZED OFFICER

A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022    (212) 826-0100
Form 101NY (5/89)

                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.

TRUST: The Trust Fund Held by the Trustee Under the Pooling and Servicing Agreement, dated as of March 1, 1996, among Bankers Trust Company of California, N.A., as Trustee, Prudential Securities Secured Financing Corporation, as Depositor, and Home Loan and Investment Bank, F.S.B., as Servicer.

CERTIFICATES:         $54,103,000 Original Principal Amount Prudential
                      Securities Secured Financing Corporation Trust 1996-1
                      Mortgage Pass-Though Certificates, Series 1996-1, Class
                      A-1, Class A-2 and Class A-3

POLICY NO.:  50447-N

DATE OF ISSUANCE:  March 20, 1996

                  1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

                  "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York, the State of Rhode Island or the State of California are authorized or obligated by law or executive order to be closed.

                  "Guaranteed Distributions" means, with respect to each Distribution Date, the distribution to be made to Holders in an aggregate amount equal to the Class A Remittance Amount (as defined in the Pooling and Servicing Agreement), in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority.

                  "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

                  "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of March 1, 1996 among Bankers Trust Company of California, N.A., as

Trustee, Prudential Securities Secured Financing Corporation, as Depositor and Home Loan and Investment Bank, F.S.B, as Servicer.

                  "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

                  "Term of This Policy" means the period from and including the Date of Issuance to and including the date on which (i) the Principal Balance on the Certificates is zero, (ii) any period during which any payment on the Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

                  "Trustee" means Bankers Trust Company of California, N.A. in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

         2. Notices and Conditions to Payment in Respect of Guaranteed Distributions. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Insurance Account established pursuant to the Pooling and Servicing Agreement or, if no such Insurance Account has been established, to the Trustee for deposit to the Certificate Account.

         Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security shall be entitled to pay hereunder any amount in respect of Guaranteed Distributions on an accelerated basis at any time or from time to time, in whole or in part, prior to the scheduled date of payment thereof; Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

         3. Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal or interest distributed with respect to the Certificates during the Term of this Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section
5.01 of the Pooling and Servicing Agreement.

         4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         5. Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee,
(i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, set off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

         7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                        Financial Security Assurance Inc.
                        350 Park Avenue
                        New York, New York  10022
                        Attention: Senior Vice President
                                        Surveillance
                        Telecopy No.:     (212) 339-3518
                                          (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

         8. Priorities. In the event any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

         9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

         10. Surrender of Policy. The Holder shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

         IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                               FINANCIAL SECURITY ASSURANCE INC.

                                               By
                                                  ----------------------------
                                                       Authorized Officer

                                                                       Exhibit A
                                                                To Endorsement 1

                         NOTICE OF CLAIM AND CERTIFICATE

Financial Security Assurance Inc.
350 Park Avenue
New York, NY  10022

         The undersigned, a duly authorized officer of Bankers Trust Company of California, N.A. (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 503447-N dated March 20, 1996 (the "Policy") issued by Financial Security in respect of the Prudential Securities Secured Financing Corporation Trust 1996-1 mortgage pass-Through Certificates, Series 1996-1, Class A- 1, Class A-2 and Class A-3 (the "Certificates"), that:

         (i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders.

         (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Spread Account) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($____________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Spread Account) that will be applied to make payments of principal on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

         (iii) The Trustee is making a claim under the Policy for the lesser of
(a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

         (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

         (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law


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
violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

         (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Certificates is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Certificates (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

         (vii) Payments should be made by wire transfer directed to [SPECIFY INSURANCE ACCOUNT OR CERTIFICATE ACCOUNT].

         Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.


                                                     ______________________



                                                     By:___________________
                                                     Title:________________

___________________________________________________________________________

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on _________ by ________________________


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
Confirmation Number _______________________________________


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
                                    EXHIBIT N

                     ERISA INVESTMENT REPRESENTATION LETTER

Prudential Securities Secured
  Financing Corporation
199 Water Street
26th Floor
New York, New York 10292

Home Loan and Investment Bank, F.S.B.
One Home Loan Plaza
Warwick, Rhode Island 02886

Bankers Trust Company of California, N.A.
3 Park Plaza
16th Floor
Irvine, California 92714

                  Re: Prudential Securities Secured Financing Corporation Mortgage Pass-Through Certificates, Series 1996-1

                  The undersigned (the "Purchaser") proposes to purchase certain Class R Certificates (the "Certificates"). In doing so, the Purchaser hereby acknowledges and agrees as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined shall have the meaning given it in the Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Agreement"), among Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), Home Loan and Investment Bank, F.S.B., as Servicer (the "Servicer") and Bankers Trust Company of California, N.A., as Trustee (the "Trustee") relating to the Certificates.

                  Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Depositor and the Trustee that the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or a governmental plan subject to any federal, state or local law ("Similar Law"), which is to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or (b) is an insurance company and is not using the assets of any insurance company separate account in which the assets of any such plan are invested to acquire such Certificates. The Purchaser understands that if a Certificate is ever presented for registration in the name of a Plan or any other Person who is using the assets of any such Plan to effect such acquisition, an


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
Opinion of Counsel satisfactory to the Trustee and Depositor will be required to the effect that the purchase or holding of the Certificates will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code, will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Servicer or the Depositor to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code), which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Depositor.

                  IN WITNESS WHEREOF, the undersigned has caused this ERISA Investment Representation Letter to be validly executed by its duly authorized representative as of the date first above written.

                                                [NAME OF PURCHASER]

                                                By:____________________
                                                   Name:
                                                   Title:


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                                    EXHIBIT O

                         INFORMATION TO BE CONTAINED ON
                                  MAGNETIC TAPE


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